UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number         811-08416

                    Touchstone Variable Series Trust
(Exact name of registrant as specified in charter)

303 Broadway, Suite 1100
                   Cincinnati, Ohio 45202-4203
(Address of principal executive offices) (Zip code)

E. Blake Moore, Jr.

303 Broadway, Suite 1100
                   Cincinnati, Ohio 45202-4203
(Name and address of agent for service)

Registrant's telephone number, including area code: 800-638-8194

Date of fiscal year end:  December 31

Date of reporting period:  December 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

December 31, 2020

Annual Report

Touchstone Variable Series Trust
Touchstone Balanced Fund
Touchstone Bond Fund
Touchstone Common Stock Fund
Touchstone Small Company Fund
Touchstone Aggressive ETF Fund
Touchstone Conservative ETF Fund
Touchstone Moderate ETF Fund

This report identifies the Funds' investments on December 31, 2020. These holdings are subject to change. Not all investments in each Fund performed the same, nor is there any guarantee that these investments will perform as well in the future. Market forecasts provided in this report may not occur.

Letter from the President

Dear Shareholder:

We are pleased to provide you with the Touchstone Variable Series Trust Annual Report. Inside you will find key financial information, as well as manager commentaries for the Funds, for the 12 months ended December 31, 2020.

A tumultuous calendar year 2020 ended on a high. Third quarter U.S. GDP data released in October reported the largest quarterly growth rate ever recorded while U.S. unemployment continued to decline. This represented a significant rebound in GDP growth from the second quarter; however, the year was expected to end in negative territory. Despite a hotly contested presidential election and a spike in COVID-19 cases leading to a re-imposition of economic restrictions, U.S. capital markets continued to climb following massive stimulus that was enacted in March to combat the widening pandemic. Capital markets received a boost late in the year as vaccine trial results provided reason for optimism. Outside the U.S., economic growth was relatively benign as GDP growth rates in the European Union (EU), Japan and the U.K. rebounded in the third quarter, but not as strongly as in the U.S. Garnering less attention was the official British exit from the EU, also known as Brexit, which occurred at midnight on December 31, 2020, concluding a long saga of negotiation breakdowns and changes in U.K. political leadership.

U.S. equity markets posted strong returns for 2020. The S&P 500® Index was driven by growth equities, which far outpaced value equities due to growth equities’ lower exposure to pandemic-sensitive cyclicals, financials and energy segments of the U.S. economy. Non-U.S. equities posted solid-to-strong returns relative to those in the U.S. International Developed Markets (MSCI EAFE Index) were led by “safe haven” countries such as Japan, Switzerland and France, and Emerging Markets (MSCI EM Index) were led by South Korea, China, Taiwan and India for the year.

The U.S. Federal Reserve Board (Fed) continued near zero overnight rates and substantial direct purchases of an unprecedented breadth of various fixed income securities leading to overall low yields. Higher quality fixed income, which outperformed below investment grade corporate credit, benefited from a “flight to quality” early in the year followed by the aforementioned aggressive Fed monetary policy actions in response to the growing pandemic in March. Cutting overnight rates to zero and reinstituting Global Financial Crisis era policies, such as direct bond issue purchases, precipitated a significant downward shift across the yield curve. Conversely, below investment grade credit illustrated the strong, risk-on sentiment in response to Fed actions and fiscal stimulus efforts beginning in March throughout the remainder of 2020. However, both investment grade and below investment grade corporate credit spreads tightened following the November presidential election, providing a performance tailwind for corporate bonds.

Markets such as these reaffirm our belief in the importance of the steady hands of financial professionals, trust in one’s investment strategy and understanding of the risks of trying to time the market. We believe that environments that are more volatile create opportunity for active managers to add value, especially those that are Distinctively Active.

We greatly value your continued support. Thank you for including Touchstone as part of your investment plan.

Sincerely,

E. Blake Moore Jr.
President
Touchstone Variable Series Trust

Management's Discussion of Fund Performance (Unaudited)

Touchstone Balanced Fund

Sub-Advised by Fort Washington Investment Advisors, Inc.

Investment Philosophy

The Touchstone Balanced Fund (the “Fund”) seeks to achieve its investment goal of providing investors with capital appreciation and current income by generally investing in a diversified portfolio comprising approximately 60 percent equity securities and 40 percent fixed-income securities.

With respect to equities, the Fund invests primarily in issuers having a market capitalization, at the time of purchase, above $5 billion. Equity securities include common stock and preferred stock. With respect to fixed-income, the Fund invests primarily in bonds, including mortgage-related securities, asset-backed securities, government securities (both U.S. government securities and foreign sovereign debt), and corporate debt securities.

Fund Performance

The Fund (Class I Shares) outperformed the S&P 500® Index and the Bloomberg Barclays U.S. Aggregate Bond Index, for the 12-month period ended December 31, 2020. The Fund’s total return was 19.16 percent while the total return of the S&P 500® Index was 18.40 percent and the total return of the Bloomberg Barclays U.S. Aggregate Bond Index was 7.51 percent. The Fund’s benchmark indices were changed to the 60% S&P 500® Index, 40% Bloomberg Barclays U.S. Aggregate Bond Index effective January 1, 2021 to better reflect the strategy of the Fund. The Fund also outperformed that index which had a total return of 14.73 percent.

Market Environment

The Fund’s overweight spread risk versus the benchmark contributed to returns as spreads retraced a significant amount of the widening that took place in March. The Fund increased spread risk relative to the benchmark in late March and again in mid-April to take advantage of attractive valuations as a result of the sell-off in risk assets, specifically allocating to High Yield and increasing spread risk within Investment Grade Credit. After the sell-off in March, markets continued to react to the solid rebound in economic activity aided by the massive stimulus enacted by the U.S. Federal Reserve Board (Fed) and Congress.

Strong selection from Investment Grade Credit and Securitized Assets contributed to returns for the year. Within Investment Grade Credit, the Fund was positioned with overweights to non-defensive sectors, which contributed to performance. Within Securitized Assets, outperformance was largely driven by spread effects in out-of-index sectors including commercial mortgage-backed securities, agency mortgage-backed securities and collateralized loan obligations.

Lastly, interest rate management contributed to performance as well, as the team made a number of short term trades to position the Fund to be short and long duration versus the benchmark. The Fund was also positioned to be both over and underweight the long end of the curve throughout the one-year period, which also contributed to returns.

In late March of this year, we believed spread levels adequately compensated investors for the uncertainty present in markets and the economy. As a result, we increased the risk budget target, making additional allocations to credit sectors such as Investment Grade and High Yield corporate bonds. At the end of the year, the Fund was positioned to be neutral duration relative to the Bloomberg Barclays U.S. Aggregate Bond Index and was positioned to be neutral relative to the yield curve with a bias to be overweight to the long end of the curve.

Portfolio Review

The Fund’s equity sleeve outperformed its respective benchmark while the fixed income portion of the Fund outperformed the secondary benchmark. Absolute results benefited from the Fund’s slightly above average tilt to the equity sleeve and risk within fixed income during the year.

The equity sleeve performance was driven by sector allocation and security selection. In terms of stock selection, relative performing sectors included Consumer Discretionary, Financials, and Industrials while positions in Energy, Materials and Real Estate fared less well. Individual contributors included Apple Inc., Microsoft Corp. (both Information Technology sector), and Amazon.com Inc. (Consumer Discretionary sector). As previously stated, the Consumer Discretionary sector was a top contributor; however Carnival

Management's Discussion of Fund Performance (Unaudited) (Continued)

Corp. an individual Fund holding in that sector was a notable detractor to Fund performance. Other detractors included Raytheon Technologies Corp. (Industrials sector) and Exxon Mobil Corp. (Energy sector).

Despite underlying tactical changes there were no significant changes made to the Fund’s allocation for the year as the Fund maintained a slight overweight to equities versus fixed income. In late March of 2020 we believed valuations adequately compensated for the uncertainty present in markets and the economy. As a result, we made additional allocations to credit sectors such as Investment Grade and High Yield corporate bonds. Because of the COVID-19 economic shutdowns, spreads widened out beyond levels seen in a typical recession. Another adjustment took place at the beginning of October as we increased the Fund’s target to equities. And, at the end of the year, the Fund maintained an overweight to spread risk with a 5 percent target to Emerging Markets Debt and an overweight risk to Investment Grade Credit.

Outlook

We believe the greatest opportunities for the Fund will be driven by the durability of economic growth, stable inflation, accommodative central bank policy both domestically and abroad, and successful widespread distribution of the COVID-19 vaccine. The risk of lingering cases of COVID-19, especially throughout the remaining winter months, creates some near term uncertainty given the possibility of disrupting the momentum and progress made thus far in economic growth. Markets are aware of these uncertainties and, in our view, still offer value in certain sectors. We believe the Fed will continue to do its part and provide as much support as needed in order to maintain accommodative financial conditions. Additional fiscal stimulus will likely be needed in order to bridge the gap between now and when a widespread distribution of a vaccine is put into place. Even with these near term hurdles, we think current economic activity provides a solid foundation coming into 2021. The groundwork has been laid for longer-term prospects that the U.S. economy has the durability to remain on pace and return to pre-COVID-19 levels of activity around the second half of 2021.

Our belief in the Fund’s continued overweight of equities over fixed income is driven by both valuations and an overweight to risk given the economic environment. Within equities, we view the market as fairly valued with size and value factor exposures becoming more important. Within fixed income, we believe valuations of rates across the curve generally reflect the improving economic outlook and will remain low for some time given statements issued and policies enacted by the Fed. Risks to lower interest rates come from increased concerns over the global impact of COVID-19 and resulting impact on economic data. Risks to higher interest rates include higher than expected inflation, a shift in Fed policy and expansionary fiscal policy. We think solid fundamentals and accommodative policy support current levels.

We believe the Fund is well positioned based on our top-down management of interest rates, sector allocation and security selection from our fixed income and equity teams.

Management's Discussion of Fund Performance (Unaudited) (Continued)

Comparison of the Change in Value of a $10,000 Investment in the Touchstone Balanced Fund, the Bloomberg Barclays U.S. Aggregate Bond Index and the S&P 500® Index

Performance information does not reflect fees that are paid by the separate accounts through which shares of the Fund are sold. Inclusion of those fees would reduce figures for all periods.

The inception date of the Fund was August 1, 2003.

Notes to Chart

S&P 500® Index is a group of 500 widely held stocks and is commonly regarded to be representative of the large capitalization stock universe.

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index comprised of U.S. investment grade, fixed rate bond market securities, including government, government agency, corporate and mortgage-backed securities between one and ten years.

Management's Discussion of Fund Performance (Unaudited)

Touchstone Bond Fund

Sub-Advised by Fort Washington Investment Advisors, Inc.

Investment Philosophy

The Touchstone Bond Fund (the “Fund”) seeks to provide as high a level of current income as is consistent with the preservation of capital. Capital appreciation is a secondary goal. Under normal circumstances, the Fund invests at least 80 percent of its assets in bonds. Bonds include mortgage-related securities, asset-backed securities, government securities and corporate debt securities. The Fund primarily invests in investment-grade debt securities, but may invest up to 30 percent of total assets in non-investment-grade debt securities rated as low as B by a Nationally Recognized Statistical Rating Organization (NRSRO).

Fund Performance

The Fund (Class I Shares) outperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, for the 12-month period ended December 31, 2020. The Fund’s total return was 9.71 percent, while the total return of the benchmark was 7.51 percent.

Market Environment

The year will be remembered as a lost year in some respects, but not necessarily for financial markets as prices whiplashed from the historic decline to a record-breaking rally. In fact, the recovery in risk assets was the fastest ever recorded. Even with the sell-off in late March, which saw the S&P 500 Index drop and Investment Grade Credit suffer a record-worst month relative to U.S. Treasuries, the majority of risk assets ended the year with positive annual returns.

The COVID-19 pandemic wreaked havoc on the global economy as governments at all levels took extreme measures to shut down local economies in order to prevent the spread of the virus. As these lockdown measures were put in place, economic activity came to a grinding halt and U.S. production as measured by GDP for the second quarter posted a staggering decline of -31.4 percent. Both the U.S. Federal Reserve Board (Fed) and U.S. Congress moved swiftly to help support the economy and credit markets, enacting monetary and fiscal policies totaling more than $5 trillion combined. The Fed provided multiple credit facilities to different areas of the market to provide financing and liquidity in order to keep markets functioning and capital accessible. Congress then implemented the CARES Act, aimed at establishing support for both consumers and businesses alike with extensions of unemployment insurance and the creation of the Paycheck Protection Program (PPP) that targeted small businesses through SBA loans in order for them to make payroll for employees and pay rent and utilities.

The support offered through these programs to limit the fallout was well received. An added boost occurred as businesses began to reopen in late April and when the unemployment rate fell unexpectedly in May. It was followed by another encouraging report in June, which showed U.S. jobs gains had accelerated to 4.8 million while the unemployment rate fell to 11.1 percent. The two-month cumulative increase in nonfarm payrolls recouped one third of the 22.2 million jobs lost in March and April.

In terms of financial markets, the rally in risk came back as swiftly as the correction and kept pace with little pause, fueled by the resiliency of the recovery in economic fundamentals, approval of the COVID-19 vaccines, and the recent outcome of the November U.S. election. The latter was central to the idea that with a Democrat in the White House and Democratic control of both the house and senate, passage of additional fiscal stimulus would go through with little obstruction. As a result, credit and equity markets ended the year strongly as equities reached all-time highs and credit spreads returned to pre-COVID-19 levels.

Portfolio Review

The Fund’s overweight spread risk versus the benchmark contributed to returns as spreads retraced a significant amount of the widening that took place in March. The Fund increased spread risk relative to the benchmark in late March and again in mid-April to take advantage of attractive valuations as a result of the sell-off in risk assets, specifically allocating to High Yield and increasing spread risk within Investment Grade Credit. After the sell-off in March, markets continued to react to the solid rebound in economic activity aided by the massive stimulus enacted by the Fed and Congress.

Strong selection from Investment Grade Credit and Securitized Assets contributed to returns for the year. Within Investment Grade Credit, the Fund was positioned with overweights to non-defensive sectors, which contributed to performance. Within Securitized

Management's Discussion of Fund Performance (Unaudited) (Continued)

Assets, outperformance was largely driven by spread effects in out-of-index sectors such as commercial mortgage-backed securities (CMBS), agency mortgage-backed securities and collateralized loan obligations.

Lastly, interest rate management contributed to performance as well, as the team made a number of short term trades to position the Fund to be short and long duration versus the benchmark. The Fund curve positioning also contributed to returns.

In late March of 2020 we believed spread levels adequately compensated for the uncertainty present in markets and the economy. As a result, we made additional allocations to credit sectors such as Investment Grade and High Yield corporate bonds. At the end of the year, the Fund was positioned to be neutral duration relative to the Bloomberg Barclays U.S. Aggregate Bond Index and was positioned to be neutral relative to the yield curve with a bias to be overweight to the long end of the curve.

Outlook

The greatest opportunities for the Fund will be driven by the durability of economic growth, stable inflation, accommodative central bank policy both domestically and abroad, and successful widespread distribution of the vaccine. The risk of lingering cases of COVID-19, especially throughout the remaining winter months, creates some near term uncertainty given the possibility of disrupting the momentum and progress made thus far in economic growth. Markets are aware of these uncertainties and, in our view, still offer value in certain sectors. We believe the Fed will continue to do its part and provide as much support as needed in order to maintain accommodative financial conditions. Additional fiscal stimulus will likely be needed in order to bridge the gap between now and when a widespread distribution of a vaccine is put into place. Even with these near term hurdles, current economic activity provides a solid foundation coming into 2021. The groundwork has been laid for longer-term prospects that the U.S. economy has the durability to remain on pace and return to pre-COVID-19 levels of activity around the second half of 2021.

We believe valuations of rates across the curve generally reflect the improving economic outlook and will remain low for some time given statements issued and policies enacted by the Fed. Risks to lower interest rates come from increased concerns over the global impact of COVID-19, and resulting impact on economic data. Risks to higher interest rates include higher than expected inflation, a shift in Fed policy, and expansionary fiscal policy.

Our preference within the securitized sector remains in high-quality, non-government securities: asset-backed securities (ABS), CMBS, and non-agency residential mortgage-backed securities. The recovery in spreads has been broad-based with the exception of hospitality-related CMBS (low occupancy rates) and certain Whole Business ABS credits (low foot traffic), which have lagged. Within Investment Grade Credit, we are generally favoring non-cyclical sectors such as utilities, while selectively adding higher quality names in cyclical sectors such as manufacturing and consumer. We are reducing exposure to High Yield; while we are positive on risk assets given the long-term economic outlook and expected policy support, we think it is appropriate to slightly reduce exposure at these levels. The Fund continues to have a modest allocation to U.S. dollar denominated Emerging Markets debt, but we will continue to monitor the impact of COVID-19 and how emerging economies are able to contain the virus and maintain sustainable economic growth. We believe the Fund is well-positioned based on our top-down management of interest rates, sector allocation and security selection.

Management's Discussion of Fund Performance (Unaudited) (Continued)

Comparison of the Change in Value of a $10,000 Investment in the Touchstone Bond Fund and the Bloomberg Barclays U.S. Aggregate Bond Index

*The chart above represents performance of Class I Shares only, which will vary from the performance of Class SC shares based on the differences in fees paid by shareholders in the different classes. The inception date of Class I Shares and Class SC Shares was August 1, 2003 and July 10, 2019, respectively. Class SC shares performance was calculated using the historical performance of Class I Shares for the periods prior to July 10, 2019. The returns have been restated for fees applicable to Class SC shares.

Performance information does not reflect fees that are paid by the separate accounts through which shares of the Fund are sold. Inclusion of those fees would reduce figures for all periods.

Note to Chart

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index comprised of U.S. investment grade, fixed rate bond market securities, including government, government agency, corporate and mortgage-backed securities between one and ten years.

Management's Discussion of Fund Performance (Unaudited)

Touchstone Common Stock Fund

Sub-Advised by Fort Washington Investment Advisors, Inc.

Investment Philosophy

The Touchstone Common Stock Fund (the “Fund” )seeks to provide investors with capital appreciation. The Fund seeks to invest at least 80 percent of its assets in large capitalization equity securities. The Fund’s sub-advisor, Fort Washington Investment Advisors, Inc., seeks to invest in companies that are trading below what is believed to be the estimate of the companies’ intrinsic value and have a sustainable competitive advantage or a high barrier to entry in place. The barrier(s) to entry can be created through a cost advantage, economies of scale, high customer loyalty or a government barrier (e.g. license or subsidy). Fort Washington believes that the strongest barrier to entry is the combination of economies of scale and high customer loyalty.

Fund Performance

The Fund (Class I Shares) outperformed its benchmark, the S&P 500® Index, for the 12-month period ended December 31, 2020. The Fund’s total return was 23.68 percent while the benchmark’s total return was 18.40 percent.

Market Environment

Despite a global pandemic, many U.S. equity market indexes ended the year at or near all-time highs on positive vaccine news along with accommodative fiscal and monetary policy. The Information Technology sector led the market higher during the year. The Energy sector was the worst performer for the period.

Portfolio Review

Fund sectors that outperformed relative to the benchmark included Consumer Discretionary, Industrials, Consumer Staples, Health Care, and Communication Services. Sectors where performance lagged relative to the benchmark included Materials, Financials, Information Technology, Energy and Real Estate. Stock selection was positive for the period. The Fund’s outperformance was primarily driven by stock selection and secondarily by sector allocation. Positive sector allocation for the period was primarily due to no weight in Utilities and an overweight to Communication Services.

At the holding level, among the largest contributors were Amazon.com Inc. (Consumer Discretionary sector), JD.com Inc. (Consumer Discretionary sector) and Deere & Company (Industrials sector). As previously stated, the Consumer Discretionary sector was a top contributor, however Carnival Corp. an individual Fund holding in that sector was a notable detractor to Fund performance. Other notable detractors included Berkshire Hathaway, Inc. Class B Shares (Financials sector), and Jones Lang LaSalle Inc. (Real Estate sector).

Outlook

U.S. equity markets ended the year at or near all-time highs as investors continued to price in a recovery from the pandemic taking hold sometime in 2021. Accommodative fiscal and monetary policy combined with vaccine deployment has provided optimism that GDP growth and profit growth will see meaningful improvement in the near future. Many are now considering how much of this is reflected in valuations and how to position portfolios as the impact of the pandemic wanes. We believe there are pockets of the market where valuations are stretched, but in aggregate, the market is marginally undervalued. Market breadth is healthy, inflation is tame, and we believe the economy is likely to accelerate in 2021 due to higher savings driving pent up demand.

We believe we have taken advantage of the volatility in 2020 to gradually shift Fund positioning while keeping the general focus on higher return on capital businesses that we believe are mispriced. We have continued to methodically deploy or redeploy capital since March 2020 in an effort to upgrade the Fund’s portfolio. Since earlier in the year, we have been consistently reducing position sizes in stocks that we view as more expensive or that are less compelling to free up capital for more attractive business models that have become reasonably priced in our view. We have trimmed more fully valued Information Technology sector-related holdings, while opportunistically adding mid-cap exposure to the Fund’s portfolio. We have marginally built more cyclical positions in attractive business models that have been and will continue to be affected by COVID-19 in the near term. We believe these shifts combined with our continued emphasis on businesses with higher barriers to entry and strong balance sheets position the Fund’s portfolio well going forward.

Management's Discussion of Fund Performance (Unaudited) (Continued)

Comparison of the Change in Value of a $10,000 Investment in the Touchstone Common Stock Fund and the S&P 500® Index

*The chart above represents performance of Class I Shares only, which will vary from the performance of Class SC shares based on the differences in fees paid by shareholders in the different classes. The inception date of Class I Shares and Class SC Shares was November 30, 2000 and July 10, 2019, respectively. Class SC shares performance was calculated using the historical performance of Class I Shares for the periods prior to July 10, 2019. The returns have been restated for fees applicable to Class SC shares.

Performance information does not reflect fees that are paid by the separate accounts through which shares of the Fund are sold. Inclusion of those fees would reduce figures for all periods.

Note to Chart

S&P 500® Index is a group of 500 widely held stocks and is commonly regarded to be representative of the large capitalization stock universe.

Management's Discussion of Fund Performance (Unaudited)

Touchstone Small Company Fund

Sub-Advised by Fort Washington Investment Advisors, Inc.

Investment Philosophy

The Touchstone Small Company Fund (the “Fund”) seeks to provide investors with growth of capital by investing primarily in common stocks of small companies that the sub-advisor believes are high quality, have superior business models, solid management teams, sustainable growth potential and are attractively valued.

Fund Performance

The Fund underperformed its benchmark, the Russell 2000® Index, for the 12-month period ended December 31, 2020. The Fund’s total return was 18.70 percent while the return of the benchmark was 19.96 percent.

Market Environment

The Russell 2000® Index returned nearly 20 percent for the 2020 calendar year. The strong performance for the year belies the volatile path taken by most major economies and equities markets during the year due to the onset of the COVID-19 pandemic. In the U.S., unprecedented fiscal and monetary policy actions and stimulus were implemented to support the economy while restrictions on economic activity were imposed to slow the spread of the virus. The year ended on more positive footing driven by improving economic growth, and most importantly, FDA approval of two COVID-19 vaccines for emergency use.

From a sector perspective in 2020, Health Care, Information Technology, Consumer Discretionary, Consumer Staples, and Industrials outperformed the overall small-cap market. Energy notably underperformed, declining more than 34 percent while Real Estate, Financials and Utilities posted low, single-digit losses. Materials and Communication Services sectors also underperformed the overall small-cap market, albeit with positive returns for the year.

Portfolio Review

The sectors that contributed to the Fund’s relative performance were Financials, Information Technology, and Energy. Stock selection was positive in all three sectors. Also, the Fund was overweight to the outperforming Information Technology sector, and underweight to the underperforming Energy and Financials sectors which positively impacted performance. The sectors that detracted most from performance were Consumer Staples, Industrials, and Health Care due to negative stock selection.

Among the top performing stocks in 2020 were Cerence Inc. and Nuance Communications Inc. (both Information Technology sector), and Quanta Services Inc. (Industrials sector). Cerence is a provider of software to the automotive industry that powers voice interactions between automobiles, drivers, and the connected digital world. We believe the stock appreciated due to increasing investor understanding of its dominant market share and visibility into long-term secular growth above auto industry sales. This was highlighted by the announcement of the largest contracts in the company’s history with major global auto manufacturers. Nuance Communications is a provider of software to the Health Care industry and corporations that power voice interactions between people, computers, and technology. Quanta Services is a provider of engineering and construction services to electric power, communication, and oil and gas markets. These are essential services, and electric power in particular has experienced and is expected to continue to drive strong demand for its services. Additionally, we believe the company is well positioned to benefit from infrastructure stimulus.

Skywest Inc. (Industrials sector) and The Chef’s Warehouse Inc. (Consumer Staples sector) were two of the Fund’s bottom performing stocks. Skywest, a regional airline operator, and Chef’s Warehouse, a high-end specialty food distribution company to upscale restaurants and resorts, both are in industries that were most impacted by the COVID-19 pandemic.

At the end of the year, the Fund was overweight to Information Technology, Industrials, Consumer Discretionary, Health Care and Communication Services. The Fund was underweight to Financials and Real Estate. The Fund had no exposure to Materials, Consumer Staples, Energy and Utilities.

Outlook

We remain focused on executing our fundamental stock selection and portfolio management process. We believe that stocks experience a four-stage investment cycle and our research process is focused on the dynamics that apply to each stage of the investment cycle.

Management's Discussion of Fund Performance (Unaudited) (Continued)

We believe success is driven by the ability to effectively identify a stock’s current stage and the potential for it to transition to a different stage of its investment cycle.

Comparison of the Change in Value of a $10,000 Investment in the Touchstone Small Company Fund and the Russell 2000® Index

Performance information does not reflect fees that are paid by the separate accounts through which shares of the Fund are sold. Inclusion of those fees would reduce figures for all periods.

The inception date of the Fund was November 30, 2000.

Notes to Chart

Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe.

The Frank Russell Company (FRC) is the source and owner of the Russell 2000® Index data contained or reflected in this material and all trademarks and copyrights related thereto. The material may contain confidential information and unauthorized use, disclosure, copying, dissemination or redistribution is strictly prohibited. This is a Touchstone Investments presentation of the data, and FRC is not responsible for the formatting or configuration of this material or for any inaccuracy in the presentation thereof.

Management's Discussion of Fund Performance (Unaudited)

Touchstone ETF Funds

Sub-Advised by Wilshire Associates Incorporated

Touchstone Aggressive ETF Fund

Touchstone Conservative ETF Fund

Touchstone Moderate ETF Fund

Investment Philosophy

Three funds which invest in Exchanged-Traded Funds (ETFs) are available for investors seeking “lifestyle” products for their annuity holdings. The three strategic options include: the Conservative, Moderate, and Aggressive ETF Funds (the “ETF Funds”). The Touchstone Aggressive ETF Fund (the “Aggressive ETF Fund”) seeks capital appreciation. The Touchstone Conservative ETF Fund (the “Conservative ETF Fund”) seeks primarily income and secondarily capital appreciation. The Touchstone Moderate ETF Fund (the “Moderate ETF Fund”) seeks primarily capital appreciation and secondarily income. These funds allocate their assets among a diversified portfolio of underlying equity and fixed-income ETFs. These funds’ ETF selections generally do not change dramatically over time. The Conservative ETF Fund has a higher bond weighting, while the Aggressive ETF Fund has a lower bond weighting.

Fund Performance

The Aggressive ETF Fund underperformed its benchmark, the S&P Target Risk® Aggressive Index, for the 12-month period ended December 31, 2020. The Aggressive ETF Fund’s total return was 11.84 percent while the total return of the benchmark was 13.09 percent. The Conservative ETF Fund underperformed its benchmark, the S&P Target Risk® Moderate Index, for the 12-month period ended December 31, 2020. The Conservative ETF Fund’s total return was 9.90 percent while the total return of the benchmark was 10.42 percent. The Moderate ETF Fund underperformed its benchmark, the S&P Target Risk® Growth Index, for the 12-month period ended December 31, 2020. The Moderate ETF Fund’s total return was 11.07 percent while the total return of the benchmark was 11.83 percent.

Market Environment

The U.S. stock market posted gains for the year. Although COVID-19 infections continued to accelerate through the end of the year and many cities re-imposed restrictions, both consumer and business surveys moderated at encouraging levels. After massive job losses in April, the U.S. recovered 7.5 million jobs over the next two months. However, job growth slowed dramatically in the fourth quarter. Growth then trended downward with only 245,000 jobs added in November, and unemployment ended the year at 6.7 percent. Equities may appear to be “priced for perfection” but are not necessarily expensive given very low government bond yields and a rebound in economic growth and earnings which may be supportive of strong equity returns in 2021.

From both societal and investment perspectives, 2020 will be defined by COVID-19 and its impact due to severe economic restrictions and unprecedented government responses. As the virus spread to the U.S., the market quickly sold-off. In turn, the U.S. Federal Reserve Board (Fed) slashed its overnight rate from 1.5 percent to zero and the U.S. federal government passed a $2.2 trillion stimulus bill. In April alone, the economy shed more than 20 million jobs while first quarter real GDP declined by 5 percent and by 31 percent in the second quarter. However, the 2020 bear market was historically brief, bouncing off the lows of March 23 and rallying to a new high by August 12. During the second half of the year, equities dipped below their previous high as confirmed COVID-19 cases reaccelerated. Although the COVID-19 pandemic and its consequences will likely continue through much of 2021,the commencement of vaccine distribution is encouraging.

Equity markets outside of the U.S. enjoyed a strong end to the year as well, with emerging markets outperforming all developed markets. The U.K. was on a path to recovery, with third quarter 2020 GDP up a record 16 percent, but concerns about a new variant of the COVID-19 virus led to renewed restrictions and the withdrawal of social accommodations granted for holiday gatherings. A second wave of infections hindered other European countries as well, and the European Central Bank (ECB) responded by expanding its money-printing program by hundreds of billions of euros. Among the largest countries within emerging markets, South Korea, China and Taiwan generated the strongest returns during the year. The Chinese economy is poised for growth in 2021, unlike most other countries; its economy is driven by exports while domestic demand remains weak.

Management's Discussion of Fund Performance (Unaudited) (Continued)

The U.S. Treasury yield curve was up across most maturities during the fourth quarter after a dramatic drop earlier this year perpetuated by the Fed’s aforementioned monetary stimulus. Although the yield curve is down meaningfully since the beginning of the year, the long-end of the curve managed to rise above 1.50 percent by year-end. The U.S. Federal Open Market Committee (FOMC) met twice during the fourth quarter, with no change to its overnight rate, which it expects will be near zero through at least 2023. The FOMC reiterated its pledge to support the economic recovery, including an increase in its bond-buying activities. Credit spreads continued to tighten during the fourth quarter of 2020, boosting investment grade and high yield bond returns.

Portfolio Review

The ETF Funds’ large cap domestic and non-U.S. equity allocations generally lagged the broader domestic equity and global equity markets, primarily contributing to the aforementioned underperformance to the benchmarks. The ETF Funds’ equity allocation to developed market equities and underweight to strong-performing emerging market equity ETFs resulted in the relative underperformance. However, the ETF Funds’ fixed income allocations provided positive relative contributions to performance. Large allocations to investment grade bonds and intermediate-term corporate bonds provided solid results for the ETF Funds’ fixed income exposure.

Throughout the course of the year, we trimmed risk asset positions during the pandemic-triggered capital market sell-off in February and March. During the first and second quarters of 2020, the Funds exited the iShares iBoxx High Yield Corporate Bond ETF, VanEck Vectors JPM EM Local Currency Bond ETF and the Vanguard Extended Market ETF. By reducing exposure to non-investment grade corporate credit, emerging markets bonds and smaller cap domestic equities, the ETF Funds reduced credit and equity risk at a time when there was great uncertainty of the damage the pandemic would do to the global economy.

As the central banks and governments across the globe enacted monetary and fiscal stimulus not seen since the 2007-2009 Great Financial Crisis, capital markets rebounded in the second and third quarters. With this backdrop, we added more credit and equity risk exposure to the Funds by the third quarter. We accomplished adding risk by establishing positions in the iShares Broad USD High Yield ETF and the iShares Core S&P Midcap ETF to the ETF Funds’ fixed income and equity allocations, respectively.

Outlook

Although much remains uncertain at the start of 2021, we remain optimistic about risk assets and believe the ETF Funds are well positioned for the year ahead. Although we believe that volatility may be elevated over the coming year, we do not necessarily foresee a material selloff in either equities or fixed income. Global economic fundamentals have potential for improvement in 2021, particularly if central banks remain accommodative and material progress is accomplished in fighting the pandemic.

Each ETF Funds’ current positioning aligns with its long-term strategic risk targets. We remain slightly overweight credit, relative to government. In domestic equities, we favor value and blend style over growth equities, and within foreign equities, we favor developed markets over emerging markets.

Management's Discussion of Fund Performance (Unaudited) (Continued)

Comparison of the Change in Value of a $10,000 Investment in the Touchstone Aggressive ETF Fund and the S&P Target Risk® Aggressive Index

Comparison of the Change in Value of a $10,000 Investment in the Touchstone Conservative ETF Fund and the S&P Target Risk® Moderate Index

Management's Discussion of Fund Performance (Unaudited) (Continued)

Comparison of the Change in Value of a $10,000 Investment in the Touchstone Moderate ETF Fund and the S&P Target Risk® Growth Index

Performance information does not reflect fees that are paid by the separate accounts through which shares of the Fund are sold. Inclusion of those fees would reduce figures for all periods.

The inception date of the ETF Funds was July 16, 2004.

Note to Charts

The S&P Target Risk® Aggressive Index is one of four multi-asset class indices that compose the S&P Target Risk Series. The S&P Target Risk® Aggressive Index emphasizes exposure to equities, maximizing opportunities for long-term capital accumulation. It may include small allocations to fixed income to enhance portfolio efficiency.

The S&P Target Risk® Moderate Index is one of four multi-asset class indices that compose the S&P Target Risk Series. The S&P Target Risk® Moderate Index offers significant exposure to fixed income, while also increasing opportunities for higher returns through equities.

The S&P Target Risk® Growth Index is one of four multi-asset class indices that compose the S&P Target Risk Series. The S&P Target Risk® Growth Index increases exposure to equities, while also providing limited fixed income exposure to diversify risk.

Tabular Presentation of Portfolios of Investments (Unaudited)

December 31, 2020

The illustrations below provide each Fund’s credit quality and/or sector allocation. We hope it will be useful to shareholders as it summarizes key information about each Fund’s investments.

Touchstone Balanced Fund
Credit Quality*	(% of Fixed Income Securities)
AAA/Aaa	44.8%
AA/Aa	5.1
A/A	15.2
BBB/Baa	29.2
BB/Ba	0.5
Not Rated	5.2
100.0%

Sector Allocation**	(% of Net Assets)
Common Stocks
Information Technology	17.1%
Communication Services	12.2
Consumer Discretionary	9.0
Financials	7.9
Health Care	7.1
Industrials	5.6
Consumer Staples	2.5
Real Estate	1.5
Energy	1.0
Materials	0.9
Corporate Bonds	16.8
U.S. Treasury Obligations	9.2
U.S. Government Mortgage-Backed Obligations	4.8
Exchange-Traded Fund	1.7
Sovereign Government Obligations	0.1
Short-Term Investment Fund	2.9
Other Assets/Liabilities (Net)	(0.3)
Total	100.0%

Touchstone Bond Fund
Credit Quality*	(% of Investment Securities)
AAA/Aaa	29.2%
AA/Aa	7.0
A/A	10.8
BBB/Baa	25.8
BB/Ba	10.3
B/B	4.8
CC	0.1
Not Rated	8.7
Cash Equivalents	3.3
Total	100.0%

Touchstone Common Stock Fund
Sector Allocation**	(% of Net Assets)
Information Technology	26.3%
Communication Services	20.9
Consumer Discretionary	14.0
Financials	11.3
Health Care	10.9
Industrials	8.4
Consumer Staples	3.6
Real Estate	2.1
Energy	1.5
Materials	1.4
Short-Term Investment Fund	0.3
Other Assets/Liabilities (Net)	(0.7)
Total	100.0%

*	Credit quality ratings are from Standard & Poor's (“S&P”) and Moody's Investors Service (“Moody's”). If agency ratings differ, the higher rating will be used. Where no rating has been assigned, it may be for reasons unrelated to the creditworthiness of the issuer.

**	Sector Classifications are based upon the Global Industry Classification Standard (GICS®).

Tabular Presentation of Portfolios of Investments (Unaudited) (Continued)

Touchstone Small Company Fund
Sector Allocation*	(% of Net Assets)
Health Care	22.5%
Industrials	21.5
Information Technology	21.1
Consumer Discretionary	15.8
Financials	10.0
Real Estate	5.6
Communication Services	3.3
Short-Term Investment Fund	0.9
Other Assets/Liabilities (Net)	(0.7)
Total	100.0%

Touchstone Conservative ETF Fund
Sector Allocation	(% of Net Assets)
Exchange-Traded Funds
Fixed Income Funds	57.0%
Equity Funds	40.4
Short-Term Investment Fund	22.2
Other Assets/Liabilities (Net)	(19.6)
Total	100.0%

Touchstone Aggressive ETF Fund
Sector Allocation	(% of Net Assets)
Exchange-Traded Funds
Equity Funds	80.3%
Fixed Income Funds	16.9
Short-Term Investment Funds	12.5
Other Assets/Liabilities (Net)	(9.7)
Total	100.0%

Touchstone Moderate ETF Fund
Sector Allocation	(% of Net Assets)
Exchange-Traded Funds
Equity Funds	60.2%
Fixed Income Funds	36.8
Short-Term Investment Funds	15.8
Other Assets/Liabilities (Net)	(12.8)
Total	100.0%

*	Sector Classifications are based upon the Global Industry Classification Standard (GICS®).

Portfolio of Investments

Touchstone Balanced Fund – December 31, 2020

		Market
Shares		Value

	Common Stocks — 64.8%

	Information Technology — 17.1%
6,364	Apple, Inc.	$844,439
3,214	Avnet, Inc.	112,844
1,250	International Business Machines Corp.	157,350
3,845	Microsoft Corp.	855,205
4,155	Oracle Corp.	268,787
1,544	salesforce.com, Inc.*	343,586
2,300	SS&C Technologies Holdings, Inc.	167,325
1,466	Texas Instruments, Inc.	240,615
786	Workday, Inc. - Class A*	188,333
		3,178,484

	Communication Services — 12.2%
433	Alphabet, Inc. - Class C*	758,564
2,825	AT&T, Inc.	81,247
5,878	Comcast Corp. - Class A	308,007
2,225	Facebook, Inc. - Class A*	607,781
3,262	Fox Corp. - Class A	94,990
398	Netflix, Inc.*	215,211
1,157	Walt Disney Co. (The)*	209,625
		2,275,425

	Consumer Discretionary — 9.0%
781	Alibaba Group Holding Ltd. (China) ADR*	181,762
196	Amazon.com, Inc.*	638,358
2,078	Hilton Worldwide Holdings, Inc.	231,198
2,689	JD.com, Inc. (China) ADR*	236,363
1,955	Starbucks Corp.	209,146
5,338	Trip.com Group Ltd. (China) ADR*	180,051
		1,676,878

	Financials — 7.9%
9,312	Bank of America Corp.	282,247
2,453	Berkshire Hathaway, Inc. - Class B*	568,777
1,401	Goldman Sachs Group, Inc. (The)	369,458
1,904	Signature Bank/NewYork NY	257,592
		1,478,074

	Health Care — 7.1%
1,339	AmerisourceBergen Corp.	130,901
3,773	Bristol-Myers Squibb Co.	234,039
1,790	HCA Healthcare, Inc.	294,383
2,327	Johnson & Johnson	366,223
845	UnitedHealth Group, Inc.	296,325
		1,321,871

	Industrials — 5.6%
853	Deere & Co.	229,500
431	FedEx Corp.	111,896
1,446	Hubbell, Inc.	226,718
667	Parker-Hannifin Corp.	181,698
3,971	Raytheon Technologies Corp.	283,966
		1,033,778

	Consumer Staples — 2.5%
2,761	Monster Beverage Corp.*	255,337
2,449	Philip Morris International, Inc.	202,753
		458,090

	Real Estate — 1.5%
1,839	Jones Lang LaSalle, Inc.*	272,852

	Energy — 1.0%
3,001	Exxon Mobil Corp.	123,701
3,317	Schlumberger Ltd.	72,410
		196,111

	Materials — 0.9%
2,473	DuPont de Nemours, Inc.	175,855
	Total Common Stocks	$12,067,418

Principal		Market
Amount		Value

	Corporate Bonds — 16.8%

	Financials — 3.7%
$34,000	Allstate Corp. (The), 1.450%, 12/15/30	$33,936
18,000	American Financial Group, Inc., 5.250%, 4/2/30	22,274
24,000	Ares Capital Corp., 3.250%, 7/15/25	25,435
50,000	Bank of America Corp. MTN, 4.000%, 1/22/25	56,184
24,000	Bank of Montreal (Canada), 3.803%, 12/15/32	27,204
14,000	Berkshire Hathaway Finance Corp., 4.250%, 1/15/49	18,598
18,000	Citigroup, Inc., 3.200%, 10/21/26	20,118
11,000	Citigroup, Inc., 4.750%, 5/18/46	14,696
24,000	Corestates Capital III, 144a, (3M LIBOR +0.570%), 0.791%, 2/15/27(A)	22,419
20,000	Goldman Sachs Group, Inc. (The), (3M LIBOR +1.000%), 1.215%, 7/24/23(A)	20,179
32,000	Goldman Sachs Group, Inc. (The), 3.691%, 6/5/28	36,865
31,000	Huntington Bancshares, Inc., 2.550%, 2/4/30	33,246
16,000	JPMorgan Chase & Co., 2.956%, 5/13/31	17,545
25,000	JPMorgan Chase & Co., 3.509%, 1/23/29	28,432
44,000	Mastercard, Inc., 3.300%, 3/26/27	50,199
45,000	Morgan Stanley, 3.950%, 4/23/27	52,027
25,000	New York Life Global Funding, 144a, 3.000%, 1/10/28	27,903
18,000	Northwestern Mutual Life Insurance Co. (The), 144a, 3.850%, 9/30/47	21,199
31,000	NTC Capital I, Ser A, (3M LIBOR +0.520%), 0.757%, 1/15/27(A)	29,490
26,000	PNC Capital Trust, (3M LIBOR +0.570%), 0.795%, 6/1/28(A)	24,665
10,000	State Street Corp., 2.825%, 3/30/23	10,321
20,000	Toronto-Dominion Bank (The) (Canada) MTN, 1.150%, 6/12/25	20,422
55,000	Truist Bank, Ser A, (3M LIBOR +0.670%), 0.890%, 5/15/27(A)	52,944
22,000	Truist Financial Corp. MTN, 2.850%, 10/26/24	23,807
		690,108

	Consumer Staples — 1.9%
28,000	Anheuser-Busch Cos, LLC / Anheuser-Busch InBev Worldwide, Inc., (Belgium), 4.900%, 2/1/46	36,406
17,000	BAT International Finance PLC (United Kingdom), 1.668%, 3/25/26	17,402
58,000	Costco Wholesale Corp., 1.375%, 6/20/27	59,757
50,000	General Mills, Inc., (3M LIBOR +1.010%), 1.228%, 10/17/23(A)	50,814
16,000	Kroger Co. (The), 5.000%, 4/15/42	21,192
42,000	Mars, Inc., 144a, 3.875%, 4/1/39	51,442
55,000	PepsiCo, Inc., 1.625%, 5/1/30	56,449
20,000	Reynolds American, Inc. (United Kingdom), 4.450%, 6/12/25	22,780
13,000	Starbucks Corp., 3.350%, 3/12/50	14,532
14,000	Sysco Corp., 5.950%, 4/1/30	18,397
		349,171

	Health Care — 1.9%
7,000	Abbott Laboratories, 3.750%, 11/30/26	8,200
15,000	AbbVie, Inc., 3.800%, 3/15/25	16,728
20,000	AbbVie, Inc., 4.450%, 5/14/46	25,444

Touchstone Balanced Fund (Continued)

Principal		Market
Amount		Value

	Corporate Bonds — 16.8% (Continued)

	Health Care — (Continued)
$18,000	AbbVie, Inc., 5.000%, 12/15/21	$18,582
5,000	Becton Dickinson and Co., (3M LIBOR +1.030%), 1.255%, 6/6/22(A)	5,041
9,000	Becton Dickinson and Co., 4.685%, 12/15/44	11,617
17,000	Bristol-Myers Squibb Co., 5.000%, 8/15/45	24,589
36,000	Cigna Corp., 4.375%, 10/15/28	43,513
7,000	CommonSpirit Health, 4.187%, 10/1/49	8,148
13,000	CVS Health Corp., 4.300%, 3/25/28	15,469
13,000	CVS Health Corp., 5.125%, 7/20/45	17,503
35,000	DH Europe Finance II Sarl, 3.250%, 11/15/39	39,863
45,000	Johnson & Johnson, 2.900%, 1/15/28	50,773
36,000	Mylan, Inc., 4.550%, 4/15/28	42,797
16,000	UnitedHealth Group, Inc., 3.500%, 8/15/39	19,034
		347,301

	Industrials — 1.8%
18,000	Bemis Co., Inc., 2.630%, 6/19/30	19,493
5,000	Boeing Co. (The), 5.040%, 5/1/27	5,845
8,000	Boeing Co. (The), 5.805%, 5/1/50	11,025
25,000	Burlington Northern Santa Fe LLC, 5.750%, 5/1/40	37,068
24,000	Carrier Global Corp., 3.577%, 4/5/50	26,857
15,000	Eagle Materials, Inc., 4.500%, 8/1/26	15,582
12,000	Embraer Netherlands Finance BV (Brazil), 5.050%, 6/15/25	12,720
7,000	Embraer Netherlands Finance BV (Brazil), 5.400%, 2/1/27	7,438
21,000	FedEx Corp., 5.100%, 1/15/44	28,323
12,000	General Electric Co., 4.125%, 10/9/42	14,067
46,000	John Deere Capital Corp. MTN, 2.450%, 1/9/30	50,451
20,000	Norfolk Southern Corp., 4.837%, 10/1/41	27,298
32,000	Otis Worldwide Corp., 3.112%, 2/15/40	34,750
19,000	Roper Technologies, Inc., 2.950%, 9/15/29	20,874
12,000	Waste Management, Inc., 2.500%, 11/15/50	12,124
17,000	Xylem, Inc., 1.950%, 1/30/28	17,925
		341,840

	Information Technology — 1.7%
75,000	Apple, Inc., 2.750%, 1/13/25	81,373
24,000	Apple, Inc., 4.650%, 2/23/46	34,115
18,000	Fiserv, Inc., 3.500%, 7/1/29	20,553
22,000	Hewlett Packard Enterprise Co., 4.650%, 10/1/24	24,972
12,000	Micron Technology, Inc., 5.327%, 2/6/29	15,011
34,000	Microsoft Corp., 3.500%, 2/12/35	41,878
20,000	NXP BV / NXP Funding LLC (Netherlands), 144a, 5.350%, 3/1/26	24,095
46,000	Oracle Corp., 2.650%, 7/15/26	50,551
17,000	Visa, Inc., 4.150%, 12/14/35	22,096
		314,644

	Utilities — 1.3%
14,000	American Water Capital Corp., 6.593%, 10/15/37	21,872
26,000	DTE Energy Co. Ser D, 3.700%, 8/1/23	28,078
15,000	Duke Energy Progress LLC, 4.150%, 12/1/44	19,035
13,000	Edison International, 4.125%, 3/15/28	14,496
30,000	Fortis, Inc. (Canada), 3.055%, 10/4/26	33,020
16,000	Oncor Electric Delivery Co. LLC, 3.800%, 9/30/47	19,647
28,000	Pacific Gas and Electric Co., 3.500%, 8/1/50	27,830
27,000	PacifiCorp., 5.750%, 4/1/37	38,443
13,000	Virginia Electric & Power Co., 3.300%, 12/1/49	15,339
34,000	WEC Energy Group, Inc., (3M LIBOR +2.113%), 2.334%, 5/15/67(A)	29,154
		246,914

	Communication Services — 1.2%
7,000	Alphabet, Inc., 1.900%, 8/15/40	6,870
10,000	AT&T, Inc., 4.500%, 5/15/35	12,134
24,000	Booking Holdings, Inc., 3.600%, 6/1/26	27,277
25,000	Charter Communications Operating LLC / Charter Communications Operating Capital, 6.484%, 10/23/45	35,362
14,000	Comcast Corp., 4.000%, 3/1/48	17,637
15,000	Comcast Corp., 4.150%, 10/15/28	18,057
14,000	Cox Communications, Inc., 144a, 3.350%, 9/15/26	15,731
8,000	Deutsche Telekom International Finance BV (Germany), 8.750%, 6/15/30	12,658
22,000	T-Mobile USA, Inc., 144a, 3.875%, 4/15/30	25,480
25,000	Verizon Communications, Inc., 144a, 2.987%, 10/30/56	25,165
13,000	ViacomCBS, Inc., 4.950%, 5/19/50	16,839
		213,210

	Energy — 1.0%
21,000	Boardwalk Pipelines LP, 4.450%, 7/15/27	23,506
14,000	Canadian Natural Resources Ltd. (Canada), 6.250%, 3/15/38	18,800
14,000	Cenovus Energy, Inc. (Canada), 5.250%, 6/15/37	15,849
18,000	Diamondback Energy, Inc., 2.875%, 12/1/24	18,921
21,000	Energy Transfer Partners LP, 4.950%, 6/15/28	24,205
28,000	NGPL PipeCo LLC, 144a, 7.768%, 12/15/37	37,855
22,000	Phillips 66 Partners LP, 3.150%, 12/15/29	22,888
8,000	Phillips 66 Partners LP, 3.750%, 3/1/28	8,679
20,000	Sabine Pass Liquefaction LLC, 5.000%, 3/15/27	23,581
		194,284

	Real Estate — 1.0%
14,000	American Homes 4 Rent LP REIT, 4.250%, 2/15/28	16,098
23,000	Crown Castle International Corp. REIT, 3.650%, 9/1/27	25,967
30,000	Equinix, Inc. REIT, 2.900%, 11/18/26	32,810
22,000	Healthcare Realty Trust, Inc. REIT, 2.400%, 3/15/30	22,945
15,000	Mid-America Apartments LP REIT, 3.750%, 6/15/24	16,340
16,000	Realty Income Corp. REIT, 3.250%, 1/15/31	18,138
17,000	Sabra Health Care LP REIT, 5.125%, 8/15/26	18,954
5,000	STORE Capital Corp. REIT, 4.500%, 3/15/28	5,692
16,000	STORE Capital Corp. REIT, 4.625%, 3/15/29	18,561
17,000	VEREIT Operating Partnership LP REIT, 4.600%, 2/6/24	18,696
		194,201

	Consumer Discretionary — 0.9%
8,000	Ford Motor Credit Co. LLC, 4.542%, 8/1/26	8,540
12,000	General Motors Financial Co., Inc., 3.950%, 4/13/24	13,071
4,000	General Motors Financial Co., Inc., 5.650%, 1/17/29	4,956
20,000	Home Depot, Inc. (The), 5.950%, 4/1/41	30,902
24,000	Hyundai Capital America, 144a, 2.650%, 2/10/25	25,217
24,000	Lowe's Cos, Inc., 4.500%, 4/15/30	29,874
21,000	Toyota Motor Credit Corp. MTN, 0.500%, 8/14/23	21,107
22,000	Walmart, Inc., 2.850%, 7/8/24	23,801
		157,468

	Materials — 0.4%
37,000	Ecolab, Inc., 4.800%, 3/24/30	47,212
19,000	Sherwin-Williams Co. (The), 4.500%, 6/1/47	25,415
		72,627
	Total Corporate Bonds	$3,121,768

	U.S. Treasury Obligations — 9.2%
155,000	U.S. Treasury Bond, 1.375%, 8/15/50	145,167

Touchstone Balanced Fund (Continued)

Principal		Market
Amount		Value

	U.S. Treasury Obligations — 9.2% (Continued)
$440,000	U.S. Treasury Note, 0.375%, 3/31/22	$441,392
150,000	U.S. Treasury Note, 1.375%, 1/31/22	152,016
575,000	U.S. Treasury Note, 1.500%, 9/30/21	580,930
375,000	U.S. Treasury Note, 1.500%, 11/30/24	393,237
	Total U.S. Treasury Obligations	$1,712,742

	U.S. Government Mortgage-Backed Obligations — 4.8%
185,118	FHLMC, Pool #G05624, 4.500%, 9/1/39	207,915
126,982	FHLMC, Pool #Q29260, 4.000%, 10/1/44	139,908
73,052	FNMA, Pool #725423, 5.500%, 5/1/34	85,203
66,554	FNMA, Pool #725610, 5.500%, 7/1/34	77,744
16,204	FNMA, Pool #890310, 4.500%, 12/1/40	18,096
60,902	FNMA, Pool #AD9193, 5.000%, 9/1/40	70,474
264,336	FNMA, Pool #AL5718, 3.500%, 9/1/44	288,976
	Total U.S. Government Mortgage-Backed Obligations	$888,316

Shares

Exchange-Traded Fund — 1.7%
2,738	iShares JP Morgan USD Emerging Markets Bond ETF	$317,362

Principal
Amount

	Sovereign Government Obligations — 0.1%
$20,000	Peruvian Government International Bond, 2.780%, 12/1/60	$20,180

	Short-Term Investment Fund — 2.9%
545,238	Dreyfus Government Cash Management, Institutional Shares, 0.03%∞Ω	$545,238
	Total Investment Securities —100.3%
	(Cost $13,408,458)	$18,673,024

	Liabilities in Excess of Other Assets — (0.3)%	(64,517)
	Net Assets — 100.0%	$18,608,507

(A)	Variable rate security - Rate reflected is the rate in effect as of December 31, 2020.
*	Non-income producing security.
∞	Open-End Fund.
Ω	Represents the 7-day SEC yield as of December 31, 2020.

Portfolio Abbreviations:

ADR - American Depositary Receipt

ETF - Exchange-Traded Fund

FHLMC - Federal Home Loan Mortgage Corporation

FNMA - Federal National Mortgage Association

LIBOR - London Interbank Offered Rate

LLC - Limited Liability Company

LP - Limited Partnership

MTN - Medium Term Note

PLC - Public Limited Company

REIT - Real Estate Investment Trust

USD - United States Dollar

144a - This is a restricted security that was sold in a transaction qualifying for the exemption under Rule 144a of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2020, these securities were valued at $276,506 or 1.5% of net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees.

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

Valuation inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$12,067,418	$—	$—	$12,067,418
Corporate Bonds	—	3,121,768	—	3,121,768
U.S. Treasury Obligations	—	1,712,742	—	1,712,742
U.S. Government Mortgage-Backed Obligations	—	888,316	—	888,316
Exchange-Traded Fund	317,362	—	—	317,362
Sovereign Government
Obligation	—	20,180	—	20,180
Short-Term Investment Fund	545,238	—	—	545,238
Total	$12,930,018	$5,743,006	$—	$18,673,024

See accompanying Notes to Financial Statements.

Portfolio of Investments

Touchstone Bond Fund – December 31, 2020

Principal		Market
Amount		Value

	Corporate Bonds — 50.7%

	Financials — 10.6%
$368,000	Allstate Corp. (The), 1.450%, 12/15/30	$367,305
162,000	Ally Financial, Inc., 5.750%, 11/20/25	188,607
215,000	American Financial Group, Inc., 5.250%, 4/2/30	266,051
276,000	Ares Capital Corp., 3.250%, 7/15/25	292,504
57,000	Avolon Holdings Funding Ltd. (Ireland), 144a, 4.250%, 4/15/26	61,410
244,000	Bank of America Corp., 3.705%, 4/24/28	277,784
390,000	Bank of America Corp. MTN, 4.000%, 1/22/25	438,236
326,000	Bank of Montreal (Canada), 3.803%, 12/15/32	369,518
230,000	Bank of Nova Scotia (The), (Canada), (3M LIBOR+0.620%), 0.859%, 9/19/22(A)	231,809
316,000	Barclays PLC (United Kingdom), 4.610%, 2/15/23	329,883
172,000	Berkshire Hathaway Finance Corp., 4.250%, 1/15/49	228,485
320,000	Citigroup, Inc., (3M LIBOR +1.430%), 1.655%, 9/1/23(A)	325,475
219,000	Citigroup, Inc., 3.200%, 10/21/26	244,769
138,000	Citigroup, Inc., 4.750%, 5/18/46	184,370
217,000	Cooke Omega Investments, Inc. / Alpha VesselCo Holdings, Inc. (Canada), 144a, 8.500%, 12/15/22	222,967
355,000	Corestates Capital III, 144a, (3M LIBOR +0.570%), 0.791%, 2/15/27(A)	331,621
126,000	Credit Acceptance Corp., 6.625%, 3/15/26	134,190
171,000	GE Capital International Funding Co. Unlimited Co., 4.418%, 11/15/35	204,096
69,000	goeasy Ltd. (Canada), 144a, 5.375%, 12/1/24	71,760
398,000	Goldman Sachs Group, Inc. (The), (3M LIBOR +1.000%), 1.215%, 7/24/23(A)	401,560
177,000	Goldman Sachs Group, Inc. (The), 3.691%, 6/5/28	203,908
262,000	Goldman Sachs Group, Inc. (The), 5.250%, 7/27/21	269,357
200,000	HSBC Holdings PLC (United Kingdom), 3.900%, 5/25/26	228,289
340,000	Huntington Bancshares, Inc., 2.550%, 2/4/30	364,632
249,000	JPMorgan Chase & Co., 2.956%, 5/13/31	273,051
327,000	JPMorgan Chase & Co., 3.509%, 1/23/29	371,892
334,000	Lloyds Banking Group PLC (United Kingdom), 3.574%, 11/7/28	377,167
200,000	Mastercard, Inc., 3.300%, 3/26/27	228,177
46,000	MGIC Investment Corp., 5.250%, 8/15/28	49,220
303,000	Morgan Stanley, 3.950%, 4/23/27	350,313
89,000	Navient Corp., 5.500%, 1/25/23	93,005
82,000	Navient Corp., 5.875%, 10/25/24	87,125
89,000	Navient Corp., 7.250%, 9/25/23	97,542
369,000	New York Life Global Funding, 144a, 3.000%, 1/10/28	411,845
235,000	Northwestern Mutual Life Insurance Co. (The), 144a, 3.850%, 9/30/47	276,762
347,000	NTC Capital I, Ser A, (3M LIBOR +0.520%), 0.757%, 1/15/27(A)	330,103
30,000	OneMain Finance Corp., 4.000%, 9/15/30	31,128
35,000	PennyMac Financial Services, Inc., 144a, 5.375%, 10/15/25	37,013
356,000	PNC Capital Trust, (3M LIBOR +0.570%), 0.795%, 6/1/28(A)	337,727
25,000	Prime Security Services Borrower LLC / Prime Finance, Inc., 144a, 3.375%, 8/31/27	24,813
112,000	Prime Security Services Borrower LLC / Prime Finance, Inc., 144a, 5.750%, 4/15/26	122,640
42,000	Quicken Loans LLC / Quicken Loans Co.-Issuer, Inc., 144a, 3.875%, 3/1/31	43,575
116,000	Quicken Loans, Inc., 144a, 5.250%, 1/15/28	123,830
54,000	Springleaf Finance Corp., 8.875%, 6/1/25	61,088
117,000	State Street Corp., 2.825%, 3/30/23	120,752
296,000	Toronto-Dominion Bank (The) (Canada) MTN, 1.150%, 6/12/25	302,248
551,000	Truist Bank, Ser A, (3M LIBOR +0.670%), 0.890%, 5/15/27(A)	530,405
210,000	Truist Financial Corp. MTN, 2.850%, 10/26/24	227,249
		11,147,256

	Industrials — 5.6%
128,000	Amsted Industries, Inc., 144a, 5.625%, 7/1/27	136,000
244,000	Bemis Co., Inc., 2.630%, 6/19/30	264,238
55,000	Boeing Co. (The), 3.600%, 5/1/34	57,912
77,000	Boeing Co. (The), 5.040%, 5/1/27	90,018
89,000	Boeing Co. (The), 5.805%, 5/1/50	122,655
265,000	Burlington Northern Santa Fe LLC, 5.750%, 5/1/40	392,923
74,000	BWX Technologies, Inc., 144a, 4.125%, 6/30/28	77,053
143,000	Carrier Global Corp., 3.577%, 4/5/50	160,020
167,000	Cascades, Inc./Cascades USA, Inc. (Canada), 144a, 5.375%, 1/15/28	177,490
147,000	CoreCivic, Inc., 5.000%, 10/15/22	147,000
370,000	CRH America Finance, Inc. (Ireland), 144a, 4.500%, 4/4/48	466,309
262,000	Eagle Materials, Inc., 4.500%, 8/1/26	272,162
138,000	Embraer Netherlands Finance BV (Brazil), 5.050%, 6/15/25	146,281
140,000	Embraer Netherlands Finance BV (Brazil), 5.400%, 2/1/27	148,751
331,000	FedEx Corp., 5.100%, 1/15/44	446,419
11,000	Fortress Transportation & Infrastructure Investors LLC, 144a, 6.500%, 10/1/25	11,496
45,000	Fortress Transportation & Infrastructure Investors LLC, 144a, 6.750%, 3/15/22	45,113
37,000	Fortress Transportation & Infrastructure Investors LLC, 144a, 9.750%, 8/1/27	42,411
45,000	GFL Environmental, Inc. (Canada), 144a, 3.500%, 9/1/28	45,816
10,000	Howmet Aerospace, Inc., 5.950%, 2/1/37	12,050
16,000	Howmet Aerospace, Inc., 6.750%, 1/15/28	19,565
290,000	John Deere Capital Corp. MTN, 2.450%, 1/9/30	318,063
87,000	Moog, Inc., 144a, 4.250%, 12/15/27	90,263
49,000	New Enterprise Stone & Lime Co., Inc., 144a, 6.250%, 3/15/26	50,225
237,000	Norfolk Southern Corp., 4.837%, 10/1/41	323,479
170,000	Otis Worldwide Corp., 3.112%, 2/15/40	184,610
52,000	Owens-Brockway Glass Container, Inc., 144a, 6.625%, 5/13/27	56,290
59,000	Plastipak Holdings, Inc., 144a, 6.250%, 10/15/25	60,770
28,000	Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 144a, 4.000%, 10/15/27	28,700
278,000	Roper Technologies, Inc., 2.950%, 9/15/29	305,423
60,000	Signature Aviation US Holdings, Inc., 144a, 4.000%, 3/1/28	60,399
29,000	Spirit AeroSystems, Inc., 144a, 7.500%, 4/15/25	31,103
49,000	Standard Industries, Inc., 144a, 3.375%, 1/15/31	49,245
14,000	Standard Industries, Inc., 144a, 5.000%, 2/15/27	14,630
11,000	Stericycle, Inc., 144a, 3.875%, 1/15/29	11,303
15,000	Summit Materials LLC / Summit Materials Finance Corp., 144a, 5.250%, 1/15/29	15,750
34,000	TransDigm, Inc., 6.375%, 6/15/26	35,190
12,000	TransDigm, Inc., 6.500%, 5/15/25	12,330
92,000	TransDigm, Inc., 144a, 6.250%, 3/15/26	97,980

Touchstone Bond Fund (Continued)

Principal		Market
Amount		Value

	Corporate Bonds — 50.7% (Continued)

	Industrials — (Continued)
$11,000	TransDigm, Inc., 144a, 8.000%, 12/15/25	$12,158
36,000	Trivium Packaging Finance BV (Netherlands), 144a, 5.500%, 8/15/26	38,070
1,606	United Airlines 2014-2 Class B Pass Through Trust, 4.625%, 9/3/22	1,616
24,000	US Concrete, Inc., 144a, 5.125%, 3/1/29	24,720
238,000	Vulcan Materials Co., 4.500%, 4/1/25	272,241
140,000	Waste Management, Inc., 2.500%, 11/15/50	141,450
49,000	WESCO Distribution, Inc., 144a, 7.250%, 6/15/28	55,727
36,000	XPO Logistics, Inc., 144a, 6.250%, 5/1/25	38,741
67,000	XPO Logistics, Inc., 144a, 6.750%, 8/15/24	71,188
227,000	Xylem, Inc., 1.950%, 1/30/28	239,355
		5,922,701

	Communication Services — 5.5%
102,000	Alphabet, Inc., 1.900%, 8/15/40	100,109
71,000	Altice France SA (France), 144a, 7.375%, 5/1/26	74,728
36,000	ANGI Group LLC, 144a, 3.875%, 8/15/28	36,630
87,000	Arches Buyer, Inc., 144a, 4.250%, 6/1/28	88,105
232,000	AT&T, Inc., 4.500%, 5/15/35	281,517
14,000	Cable One, Inc., 144a, 4.000%, 11/15/30	14,543
45,000	Cars.com, Inc., 144a, 6.375%, 11/1/28	47,766
33,000	CCO Holdings LLC / CCO Holdings Capital Corp., 144a, 4.250%, 2/1/31	34,777
32,000	CCO Holdings LLC / CCO Holdings Capital Corp., 144a, 4.500%, 8/15/30	33,960
45,000	CCO Holdings LLC / CCO Holdings Capital Corp., 144a, 4.500%, 5/1/32	48,047
118,000	CCO Holdings LLC / CCO Holdings Capital Corp., 144a, 4.750%, 3/1/30	127,322
21,000	CCO Holdings LLC / CCO Holdings Capital Corp., 144a, 5.125%, 5/1/27	22,285
239,000	CCO Holdings LLC / CCO Holdings Capital Corp., 144a, 5.375%, 6/1/29	262,004
23,000	CenturyLink, Inc., 144a, 4.000%, 2/15/27	23,748
265,000	Charter Communications Operating LLC / Charter Communications Operating Capital, 6.484%, 10/23/45	374,832
203,000	Comcast Corp., 4.000%, 3/1/48	255,740
248,000	Comcast Corp., 4.150%, 10/15/28	298,536
107,000	CommScope, Inc., 144a, 5.500%, 3/1/24	110,317
17,000	CommScope, Inc., 144a, 7.125%, 7/1/28	18,105
222,000	Cox Communications, Inc., 144a, 3.350%, 9/15/26	249,447
121,000	Deutsche Telekom International Finance BV (Germany), 8.750%, 6/15/30	191,443
81,000	Diamond Sports Group LLC / Diamond Sports Finance Co., 144a, 5.375%, 8/15/26	65,813
8,000	EW Scripps Co. (The), 144a, 5.125%, 5/15/25	8,166
181,000	Front Range BidCo, Inc., 144a, 4.000%, 3/1/27	181,453
69,000	Frontier Communications Corp., 144a, 5.000%, 5/1/28	71,933
29,000	Frontier Communications Corp., 144a, 5.875%, 10/15/27	31,356
35,000	GCI LLC, 144a, 4.750%, 10/15/28	37,329
23,000	Gray Television, Inc., 144a, 4.750%, 10/15/30	23,431
144,000	GrubHub Holdings, Inc., 144a, 5.500%, 7/1/27	151,020
35,000	Lamar Media Corp., 4.875%, 1/15/29	37,188
70,000	Level 3 Financing, Inc., 144a, 3.625%, 1/15/29	69,825
41,000	Level 3 Financing, Inc., 144a, 4.625%, 9/15/27	42,822
80,000	MDC Partners, Inc., 144a, 6.500%, 5/1/24	81,100
56,000	Meredith Corp., 144a, 6.500%, 7/1/25	59,360
145,000	Netflix, Inc., 4.875%, 4/15/28	163,517
40,000	Netflix, Inc., 144a, 5.375%, 11/15/29	47,150
37,000	Nexstar Broadcasting, Inc., 144a, 4.750%, 11/1/28	38,711
72,000	Outfront Media Capital LLC / Outfront Media Capital Corp., 144a, 6.250%, 6/15/25	75,960
196,000	Photo Holdings Merger Sub, Inc., 144a, 8.500%, 10/1/26	207,576
40,000	QualityTech LP / QTS Finance Corp., 144a, 3.875%, 10/1/28	40,800
15,000	Scripps Escrow II, Inc., 144a, 3.875%, 1/15/29	15,589
105,000	Sinclair Television Group, Inc., 144a, 4.125%, 12/1/30	107,439
14,000	Sinclair Television Group, Inc., 144a, 5.125%, 2/15/27	14,296
82,000	Sirius XM Radio, Inc., 144a, 5.500%, 7/1/29	90,226
129,000	TEGNA, Inc., 5.000%, 9/15/29	136,278
98,000	Telecom Italia Capital SA (Italy), 6.000%, 9/30/34	119,373
55,000	Telecom Italia Capital SA (Italy), 6.375%, 11/15/33	67,650
326,000	T-Mobile USA, Inc., 144a, 3.875%, 4/15/30	377,573
57,000	VeriSign, Inc., 5.250%, 4/1/25	64,766
427,000	Verizon Communications, Inc., 144a, 2.987%, 10/30/56	429,824
185,000	ViacomCBS, Inc., 4.950%, 5/19/50	239,634
		5,791,119

	Consumer Staples — 5.3%
24,000	Albertsons Cos, Inc. / Safeway, Inc. / New Albertsons LP / Albertsons LLC, 144a, 3.500%, 3/15/29	24,285
105,000	Albertsons Cos, Inc. / Safeway, Inc. / New Albertsons LP / Albertsons LLC, 144a, 4.625%, 1/15/27	111,694
137,000	American Builders & Contractors Supply Co., Inc., 144a, 4.000%, 1/15/28	141,795
12,000	American Builders & Contractors Supply Co., Inc., 144a, 5.875%, 5/15/26	12,435
427,000	Anheuser-Busch Cos, LLC / Anheuser-Busch InBev Worldwide, Inc., (Belgium), 4.900%, 2/1/46	555,198
173,000	BAT International Finance PLC (United Kingdom), 1.668%, 3/25/26	177,086
137,000	Cardtronics, Inc. / Cardtronics USA, Inc., 144a, 5.500%, 5/1/25	141,624
131,000	Carriage Services, Inc., 144a, 6.625%, 6/1/26	140,006
13,000	Central Garden & Pet Co., 4.125%, 10/15/30	13,553
64,000	Chobani LLC / Chobani Finance Corp., Inc., 144a, 4.625%, 11/15/28	64,960
294,000	Cimpress PLC (Ireland), 144a, 7.000%, 6/15/26	309,067
311,000	Grupo Bimbo SAB de CV (Mexico), 144a, 4.500%, 1/25/22	323,188
65,000	H&E Equipment Services, Inc., 144a, 3.875%, 12/15/28	65,696
422,000	Imperial Brands Finance PLC (United Kingdom), 144a, 4.250%, 7/21/25	475,265
58,000	JBS USA LUX SA / JBS USA Finance, Inc., 144a, 6.750%, 2/15/28	65,163
131,000	JBS USA LUX SA / JBS USA Food Co. / JBS USA Finance, Inc., 144a, 5.500%, 1/15/30	150,487
66,000	Kraft Heinz Foods Co., 144a, 3.875%, 5/15/27	71,106
213,000	Kroger Co. (The), 5.000%, 4/15/42	282,117
327,000	Mars, Inc., 144a, 3.875%, 4/1/39	400,516
39,000	Michaels Stores, Inc., 144a, 4.750%, 10/1/27	39,975
400,000	Mondelez International Holdings Netherlands BV, 144a, 2.125%, 9/19/22	411,459
145,000	Performance Food Group, Inc., 144a, 5.500%, 6/1/24	145,725
19,000	Performance Food Group, Inc., 144a, 6.875%, 5/1/25	20,330
155,000	Pilgrim's Pride Corp., 144a, 5.750%, 3/15/25	159,123

Touchstone Bond Fund (Continued)

Principal		Market
Amount		Value

	Corporate Bonds — 50.7% (Continued)

	Consumer Staples — (Continued)
$20,000	Post Holdings, Inc., 144a, 4.625%, 4/15/30	$21,039
17,000	Post Holdings, Inc., 144a, 5.000%, 8/15/26	17,553
53,000	QVC, Inc., 4.375%, 9/1/28	54,916
86,000	QVC, Inc., 4.750%, 2/15/27	92,235
286,000	Reynolds American, Inc. (United Kingdom), 4.450%, 6/12/25	325,752
84,000	SEG Holding LLC / SEG Finance Corp., 144a, 5.625%, 10/15/28	88,620
157,000	Staples, Inc., 144a, 7.500%, 4/15/26	163,950
160,000	Starbucks Corp., 3.350%, 3/12/50	178,857
75,000	Superior Plus LP / Superior General Partner, Inc. (Canada), 144a, 7.000%, 7/15/26	80,156
154,000	Sysco Corp., 5.950%, 4/1/30	202,363
60,000	US Foods, Inc., 144a, 6.250%, 4/15/25	64,125
		5,591,419

	Health Care — 5.0%
58,000	Abbott Laboratories, 3.750%, 11/30/26	67,944
163,000	AbbVie, Inc., 3.800%, 3/15/25	181,774
276,000	AbbVie, Inc., 4.450%, 5/14/46	351,124
289,000	AbbVie, Inc., 5.000%, 12/15/21	298,352
38,000	Acadia Healthcare Co., Inc., 144a, 5.000%, 4/15/29	40,565
49,000	AdaptHealth LLC, 144a, 4.625%, 8/1/29	50,348
226,000	Alcon Finance Corp. (Switzerland), 144a, 3.800%, 9/23/49	266,623
24,000	AMN Healthcare, Inc., 144a, 4.625%, 10/1/27	25,142
33,000	Bausch Health Cos, Inc., 144a, 5.250%, 2/15/31	34,476
102,000	Bausch Health Cos, Inc., 144a, 6.125%, 4/15/25	105,127
70,000	Bausch Health Cos, Inc., 144a, 6.250%, 2/15/29	76,038
73,000	Becton Dickinson and Co., (3M LIBOR +1.030%), 1.255%, 6/6/22(A)	73,591
145,000	Becton Dickinson and Co., 4.685%, 12/15/44	187,168
223,000	Bristol-Myers Squibb Co., 5.000%, 8/15/45	322,543
249,000	Cigna Corp., 4.375%, 10/15/28	300,963
117,000	CommonSpirit Health, 4.187%, 10/1/49	136,191
185,000	CommonSpirit Health, 4.200%, 8/1/23	199,922
181,000	CVS Health Corp., 4.300%, 3/25/28	215,383
191,000	CVS Health Corp., 5.125%, 7/20/45	257,155
52,000	DaVita, Inc., 144a, 3.750%, 2/15/31	52,799
49,000	DaVita, Inc., 144a, 4.625%, 6/1/30	52,001
285,000	DH Europe Finance II Sarl, 3.250%, 11/15/39	324,600
35,000	Encompass Health Corp., 4.500%, 2/1/28	36,575
20,000	Encompass Health Corp., 4.625%, 4/1/31	21,400
200,000	HCA, Inc., 3.500%, 9/1/30	212,515
21,000	Herbalife Nutrition Ltd. / HLF Financing, Inc., 144a, 7.875%, 9/1/25	22,943
112,000	HLF Financing Sarl LLC / Herbalife International, Inc., 144a, 7.250%, 8/15/26	118,825
16,000	LifePoint Health, Inc., 144a, 6.750%, 4/15/25	17,181
215,000	MEDNAX, Inc., 144a, 5.250%, 12/1/23	217,644
39,000	Medtronic Global Holdings SCA, 3.350%, 4/1/27	43,846
228,000	Mylan, Inc., 4.550%, 4/15/28	271,047
68,000	Providence Service Corp. (The), 144a, 5.875%, 11/15/25	71,910
122,000	Select Medical Corp., 144a, 6.250%, 8/15/26	131,384
87,000	Tenet Healthcare Corp., 5.125%, 5/1/25	88,696
49,000	Tenet Healthcare Corp., 144a, 7.500%, 4/1/25	53,533
31,000	Teva Pharmaceutical Finance Netherlands III BV (Israel), 3.150%, 10/1/26	29,799
304,000	UnitedHealth Group, Inc., 3.500%, 8/15/39	361,645
		5,318,772

	Energy — 4.2%
270,000	Aker BP ASA (Norway), 144a, 3.000%, 1/15/25	283,362
106,000	Apache Corp., 4.875%, 11/15/27	112,360
62,000	Blue Racer Midstream LLC / Blue Racer Finance Corp., 144a, 7.625%, 12/15/25	66,030
321,000	Boardwalk Pipelines LP, 4.450%, 7/15/27	359,307
221,000	Canadian Natural Resources Ltd. (Canada), 6.250%, 3/15/38	296,769
202,000	Cenovus Energy, Inc. (Canada), 5.250%, 6/15/37	228,682
40,000	Cenovus Energy, Inc. (Canada), 5.375%, 7/15/25	45,098
297,000	Cheniere Corpus Christi Holdings LLC, 7.000%, 6/30/24	346,829
36,000	Cheniere Energy Partners LP, 5.250%, 10/1/25	36,945
70,000	Cheniere Energy, Inc., 144a, 4.625%, 10/15/28	73,500
7,000	CNX Resources Corp., 144a, 6.000%, 1/15/29	7,171
22,000	Continental Resources, Inc., 4.900%, 6/1/44	21,758
22,000	Continental Resources, Inc., 144a, 5.750%, 1/15/31	24,419
83,000	Delek Logistics Partners LP / Delek Logistics Finance Corp., 6.750%, 5/15/25	80,510
7,000	Endeavor Energy Resources LP / EER Finance, Inc., 144a, 6.625%, 7/15/25	7,490
328,000	Energy Transfer Partners LP, 4.950%, 6/15/28	378,057
26,000	Genesis Energy LP / Genesis Energy Finance Corp., 8.000%, 1/15/27	25,745
13,000	Global Partners LP / GLP Finance Corp., 144a, 6.875%, 1/15/29	14,073
19,000	MEG Energy Corp. (Canada), 144a, 6.500%, 1/15/25	19,571
52,000	MEG Energy Corp. (Canada), 144a, 7.125%, 2/1/27	53,690
88,000	Murphy Oil Corp., 6.375%, 12/1/42	77,550
238,000	NGPL PipeCo LLC, 144a, 7.768%, 12/15/37	321,771
196,000	NuStar Logistics LP, 5.625%, 4/28/27	208,740
7,000	Occidental Petroleum Corp., 4.100%, 2/15/47	5,722
72,000	Occidental Petroleum Corp., 4.200%, 3/15/48	58,680
37,000	Occidental Petroleum Corp., 6.125%, 1/1/31	39,597
57,000	Occidental Petroleum Corp., 6.375%, 9/1/28	60,135
71,000	Occidental Petroleum Corp., 6.625%, 9/1/30	77,088
56,000	Occidental Petroleum Corp., 8.500%, 7/15/27	64,627
147,000	PDC Energy, Inc., 5.750%, 5/15/26	151,778
65,000	PDC Energy, Inc., 6.125%, 9/15/24	66,795
243,000	Phillips 66 Partners LP, 3.150%, 12/15/29	252,803
90,000	Phillips 66 Partners LP, 3.750%, 3/1/28	97,641
28,000	Range Resources Corp., 9.250%, 2/1/26	29,260
14,000	Rattler Midstream LP, 144a, 5.625%, 7/15/25	14,788
7,545	Ruby Pipeline LLC, 144a, 7.750%, 4/1/22	7,469
16,000	Southwestern Energy Co., 8.375%, 9/15/28	17,360
50,000	Sunoco LP / Sunoco Finance Corp., 6.000%, 4/15/27	53,151
29,000	Sunoco LP / Sunoco Finance Corp., 144a, 4.500%, 5/15/29	30,160
126,000	Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp., 144a, 5.500%, 9/15/24	128,205
37,000	Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp., 144a, 6.000%, 12/31/30	38,075
119,000	TerraForm Power Operating LLC, 144a, 4.750%, 1/15/30	127,330
		4,410,091

	Consumer Discretionary — 3.9%
42,000	1011778 BC ULC / New Red Finance, Inc. (Canada), 144a, 3.500%, 2/15/29	41,948
75,000	1011778 BC ULC / New Red Finance, Inc. (Canada), 144a, 4.000%, 10/15/30	76,007
29,000	Adient US LLC, 144a, 7.000%, 5/15/26	31,544

Touchstone Bond Fund (Continued)

Principal		Market
Amount		Value

	Corporate Bonds — 50.7% (Continued)

	Consumer Discretionary — (Continued)
$97,000	Avis Budget Car Rental LLC / Avis Budget Finance, Inc., 144a, 5.250%, 3/15/25	$97,485
115,000	Beacon Roofing Supply, Inc., 144a, 4.875%, 11/1/25	117,731
11,000	Carnival Corp., 144a, 7.625%, 3/1/26	11,984
77,000	Carnival Corp., 144a, 11.500%, 4/1/23	89,067
59,000	Churchill Downs, Inc., 144a, 4.750%, 1/15/28	62,098
21,000	Dana, Inc., 5.625%, 6/15/28	22,611
24,000	Delta Air Lines, Inc., 3.750%, 10/28/29	23,262
28,000	Delta Air Lines, Inc. / SkyMiles IP Ltd., 144a, 4.750%, 10/20/28	30,562
45,000	FirstCash, Inc., 144a, 4.625%, 9/1/28	46,406
24,000	Ford Motor Co., 4.750%, 1/15/43	24,480
45,000	Ford Motor Co., 9.000%, 4/22/25	55,170
138,000	Ford Motor Credit Co. LLC, 4.542%, 8/1/26	147,315
200,000	Ford Motor Credit Co. LLC MTN, 4.389%, 1/8/26	209,936
90,000	General Motors Financial Co., Inc., 3.950%, 4/13/24	98,029
165,000	General Motors Financial Co., Inc., 5.650%, 1/17/29	204,450
32,000	Group 1 Automotive, Inc., 144a, 4.000%, 8/15/28	32,985
221,000	Home Depot, Inc. (The), 5.950%, 4/1/41	341,465
316,000	Hyundai Capital America, 144a, 2.650%, 2/10/25	332,030
133,000	JB Poindexter & Co., Inc., 144a, 7.125%, 4/15/26	140,648
20,000	Lithia Motors, Inc., 144a, 4.375%, 1/15/31	21,450
300,000	Lowe's Cos, Inc., 4.500%, 4/15/30	373,430
17,000	Marriott International, Inc., 4.625%, 6/15/30	19,949
22,000	MDC Holdings, Inc., 3.850%, 1/15/30	24,463
23,000	Meritor, Inc., 144a, 4.500%, 12/15/28	23,575
36,000	Meritor, Inc., 144a, 6.250%, 6/1/25	38,880
107,000	Quad/Graphics, Inc., 7.000%, 5/1/22	96,300
14,000	Royal Caribbean Cruises Ltd., 7.500%, 10/15/27†	15,260
37,000	Royal Caribbean Cruises Ltd., 144a, 11.500%, 6/1/25	43,255
53,000	Sonic Automotive, Inc., 6.125%, 3/15/27	55,849
70,000	Speedway Motorsports LLC / Speedway Funding II, Inc., 144a, 4.875%, 11/1/27	69,300
45,000	Taylor Morrison Communities, Inc., 144a, 5.875%, 6/15/27	50,999
120,000	Taylor Morrison Communities, Inc. / Taylor Morrison Holdings II, Inc., 144a, 5.625%, 3/1/24	128,850
306,000	Toyota Motor Credit Corp. MTN, 0.500%, 8/14/23	307,563
16,000	TRI Pointe Group, Inc., 5.700%, 6/15/28	18,064
24,000	United Rentals North America, Inc., 3.875%, 11/15/27	25,140
157,000	United Rentals North America, Inc., 5.875%, 9/15/26	166,216
13,000	Vail Resorts, Inc., 144a, 6.250%, 5/15/25	13,878
324,000	Walmart, Inc., 2.850%, 7/8/24	350,520
16,000	Wyndham Hotels & Resorts, Inc., 144a, 4.375%, 8/15/28	16,625
49,000	Wyndham Hotels & Resorts, Inc., 144a, 5.375%, 4/15/26	50,715
		4,147,494

	Information Technology — 3.2%
335,000	Apple, Inc., 2.750%, 1/13/25	363,464
228,000	Apple, Inc., 4.650%, 2/23/46	324,092
29,000	Black Knight InfoServ LLC, 144a, 3.625%, 9/1/28	29,689
53,000	Booz Allen Hamilton, Inc., 144a, 3.875%, 9/1/28	54,590
25,000	Boxer Parent Co., Inc., 144a, 7.125%, 10/2/25	27,136
94,000	Camelot Finance SA, 144a, 4.500%, 11/1/26	98,113
108,000	CDK Global, Inc., 4.875%, 6/1/27	113,940
282,000	Fiserv, Inc., 3.500%, 7/1/29	322,003
300,000	Hewlett Packard Enterprise Co., 4.650%, 10/1/24	340,530
47,000	J2 Global, Inc., 144a, 4.625%, 10/15/30	49,585
52,000	Logan Merger Sub, Inc., 144a, 5.500%, 9/1/27	54,470
35,000	Microchip Technology, Inc., 144a, 4.250%, 9/1/25	37,028
157,000	Micron Technology, Inc., 5.327%, 2/6/29	196,389
144,000	Microsoft Corp., 3.500%, 2/12/35	177,364
6,000	NCR Corp., 144a, 8.125%, 4/15/25	6,682
319,000	NXP BV / NXP Funding LLC (Netherlands), 144a, 5.350%, 3/1/26	384,319
60,000	Open Text Corp. (Canada), 144a, 3.875%, 2/15/28	62,400
170,000	Oracle Corp., 2.650%, 7/15/26	186,819
110,000	SS&C Technologies, Inc., 144a, 5.500%, 9/30/27	117,482
214,000	Visa, Inc., 4.150%, 12/14/35	278,156
41,000	Western Digital Corp., 4.750%, 2/15/26	45,305
74,000	Xerox Holdings Corp., 144a, 5.000%, 8/15/25	78,756
		3,348,312

	Utilities — 3.2%
213,000	American Water Capital Corp., 6.593%, 10/15/37	332,767
28,000	Calpine Corp., 144a, 5.000%, 2/1/31	29,260
14,000	Clearway Energy Operating LLC, 144a, 4.750%, 3/15/28	15,015
354,000	DTE Energy Co. Ser D Series D, 3.700%, 8/1/23	382,295
91,000	Duke Energy Progress LLC, 4.150%, 12/1/44	115,479
202,000	Edison International, 4.125%, 3/15/28	225,238
218,000	Electricite de France SA (France), 144a, 4.500%, 9/21/28	260,037
47,000	FirstEnergy Transmission LLC, 144a, 4.550%, 4/1/49	54,888
22,000	FirstEnergy Transmission LLC, 144a, 5.450%, 7/15/44	27,915
85,000	Fortis, Inc. (Canada), 3.055%, 10/4/26	93,558
234,000	Oncor Electric Delivery Co. LLC, 3.800%, 9/30/47	287,331
362,000	Pacific Gas and Electric Co., 3.500%, 8/1/50	359,796
124,000	PacifiCorp., 5.750%, 4/1/37	176,552
38,000	Pattern Energy Operations LP / Pattern Energy Operations, Inc., 144a, 4.500%, 8/15/28	40,090
75,000	PG&E Corp., 5.000%, 7/1/28	79,875
14,000	PG&E Corp., 5.250%, 7/1/30	15,400
46,000	Rockpoint Gas Storage Canada Ltd. (Canada), 144a, 7.000%, 3/31/23	45,540
134,000	Talen Energy Supply LLC, 144a, 7.625%, 6/1/28	144,385
198,000	Virginia Electric & Power Co., 3.300%, 12/1/49	233,632
492,000	WEC Energy Group, Inc., (3M LIBOR +2.113%), 2.334%, 5/15/67(A)	421,880
		3,340,933

	Real Estate — 2.9%
166,000	American Homes 4 Rent LP REIT, 4.250%, 2/15/28	190,870
351,000	Crown Castle International Corp. REIT, 3.650%, 9/1/27	396,274
11,000	Diversified Healthcare Trust REIT, 4.750%, 5/1/24	11,298
8,000	Diversified Healthcare Trust REIT, 4.750%, 2/15/28	7,960
48,000	Diversified Healthcare Trust REIT, 9.750%, 6/15/25	54,535
230,000	Equinix, Inc. REIT, 2.900%, 11/18/26	251,543
77,000	GEO Group, Inc. (The) REIT, 5.875%, 1/15/22	76,382
77,000	GLP Capital LP / GLP Financing II, Inc. REIT, 5.375%, 4/15/26	88,371
278,000	Healthcare Realty Trust, Inc. REIT, 2.400%, 3/15/30	289,940
52,000	Iron Mountain, Inc. REIT, 144a, 4.875%, 9/15/29	54,860
72,000	Iron Mountain, Inc. REIT, 144a, 5.250%, 7/15/30	77,760
73,000	MGM Growth Properties Operating Partnership LP / MGP Finance Co.-Issuer, Inc. REIT, 5.625%, 5/1/24	79,289
181,000	Mid-America Apartments LP REIT, 3.750%, 6/15/24	197,173
100,000	MPT Operating Partnership LP / MPT Finance Corp. REIT, 5.250%, 8/1/26	104,700
204,000	Realty Income Corp. REIT, 3.250%, 1/15/31	231,259
282,000	Sabra Health Care LP REIT, 5.125%, 8/15/26	314,406

Touchstone Bond Fund (Continued)

Principal		Market
Amount		Value

	Corporate Bonds — 50.7% (Continued)

	Real Estate — (Continued)
$21,000	SBA Communications Corp. REIT, 144a, 3.875%, 2/15/27	$22,056
96,000	STORE Capital Corp. REIT, 4.500%, 3/15/28	109,287
180,000	STORE Capital Corp. REIT, 4.625%, 3/15/29	208,813
244,000	VEREIT Operating Partnership LP REIT, 4.600%, 2/6/24	268,346
		3,035,122

	Materials — 1.3%
40,000	Alcoa Nederland Holding BV, 144a, 6.750%, 9/30/24	41,662
9,000	Arconic Corp., 144a, 6.000%, 5/15/25	9,608
83,000	Braskem America Finance Co. (Brazil), 144a, 7.125%, 7/22/41	95,658
7,000	Clearwater Paper Corp., 144a, 4.750%, 8/15/28	7,245
40,000	CVR Partners LP / CVR Nitrogen Finance Corp., 144a, 9.250%, 6/15/23	40,042
196,000	Ecolab, Inc., 4.800%, 3/24/30	250,094
54,000	FMG Resources August 2006 Pty Ltd. (Australia), 144a, 4.750%, 5/15/22	55,553
128,000	Freeport-McMoRan, Inc., 5.000%, 9/1/27	135,680
6,000	Hudbay Minerals, Inc. (Peru), 144a, 6.125%, 4/1/29	6,465
72,000	Hudbay Minerals, Inc. (Peru), 144a, 7.625%, 1/15/25	74,790
22,000	Kaiser Aluminum Corp., 144a, 4.625%, 3/1/28	22,825
29,000	Mineral Resources Ltd. (Australia), 144a, 8.125%, 5/1/27	32,081
16,000	Minerals Technologies, Inc., 144a, 5.000%, 7/1/28	16,742
75,000	Novelis Corp., 144a, 5.875%, 9/30/26	78,375
80,000	Nufarm Australia Ltd. / Nufarm Americas, Inc. (Australia), 144a, 5.750%, 4/30/26	82,200
293,000	Sherwin-Williams Co. (The), 4.500%, 6/1/47	391,924
10,000	WR Grace & Co., 144a, 4.875%, 6/15/27	10,605
		1,351,549
	Total Corporate Bonds	$53,404,768

	U.S. Treasury Obligations — 16.8%
2,740,000	U.S. Treasury Bond, 1.375%, 8/15/50	2,566,181
2,065,000	U.S. Treasury Note, 0.250%, 10/31/25	2,056,127
3,280,000	U.S. Treasury Note, 0.375%, 3/31/22	3,290,378
3,633,000	U.S. Treasury Note, 0.625%, 5/15/30	3,551,825
3,085,000	U.S. Treasury Note, 1.125%, 8/15/40	2,920,627
2,790,000	U.S. Treasury Note, 1.500%, 9/30/21	2,818,772
515,000	U.S. Treasury Note, 1.500%, 11/30/24	540,046
	Total U.S. Treasury Obligations	$17,743,956

	Asset-Backed Securities — 8.8%
375,000	Apidos CLO XVIII (Cayman Islands), Ser 2015-23A, Class AR, 144a, (3M LIBOR +1.220%), 1.457%, 4/15/33(A)	375,000
265,000	Apidos CLO XVIII (Cayman Islands), Ser 2018-18A, Class A1, 144a, (3M LIBOR +1.140%), 1.356%, 10/22/30(A)	264,893
400,000	Benefit Street Partners CLO XIX Ltd. (Cayman Islands), Ser 2019-19A, Class B, 144a, (3M LIBOR +2.000%), 2.237%, 1/15/33(A)	400,838
238,595	CF Hippolyta LLC, Ser 2020-1, Class A1, 144a, 1.690%, 7/15/60	243,036
275,000	CIFC Funding Ltd. (Cayman Islands), Ser 2016-1A, Class A1R, 144a, (3M LIBOR +1.350%), 1.559%, 10/21/31(A)	275,334
143,560	Domino's Pizza Master Issuer LLC, Ser 2017-1A, Class A2II, 144a, 3.082%, 7/25/47	144,327
712,313	Driven Brands Funding LLC, Ser 2019-1A, Class A2, 144a, 4.641%, 4/20/49	757,238
504,195	Elara HGV Timeshare Issuer LLC, Ser 2019-A, Class B, 144a, 2.910%, 1/25/34	516,861
221,614	GLS Auto Receivables Issuer Trust, Ser 2019-3A, Class A, 144a, 2.580%, 7/17/23	223,509
114,745	Hertz Vehicle Financing II LP, Ser 2016-4A, Class A, 144a, 2.650%, 7/25/22	114,987
57,180	Hertz Vehicle Financing II LP, Ser 2019-1A, Class A, 144a, 3.710%, 3/25/23	57,252
297,750	Jack In The Box Funding LLC, Ser 2019-1A, Class A2I, 144a, 3.982%, 8/25/49	305,081
268,000	Jersey Mike's Funding, Ser 2019-1A, Class A2, 144a, 4.433%, 2/15/50	286,261
241,875	Jimmy Johns Funding LLC, Ser 2017-1A, Class A2II, 144a, 4.846%, 7/30/47	249,371
700,000	Madison Park Funding XXXV Ltd. (Cayman Islands), Ser 2015-18A, Class BR, 144a, (3M LIBOR +1.600%), 1.809%, 10/21/30(A)	697,904
275,000	Madison Park Funding XXXV Ltd. (Cayman Islands), Ser 2019-35A, Class A2A, 144a, (3M LIBOR +1.650%), 1.868%, 4/20/31(A)	275,191
350,000	New Mountain CLO 1 Ltd. (Cayman Islands), Ser CLO-1A, Class A1, 144a, (3M LIBOR +1.550%), 1.791%, 10/15/32(A)	350,732
400,000	OHA Loan Funding Ltd. (Cayman Islands), Ser 2015-1A, Class B1R2, 144a, (3M LIBOR +1.900%), 2.121%, 11/15/32(A)	400,277
750,000	STWD Ltd. (Cayman Islands), Ser 2019-FL1, Class A, 144a, (1M LIBOR +1.080%), 1.239%, 7/15/38(A)	746,512
321,338	TAL Advantage VII LLC, Ser 2020-1A, Class A, 144a, 2.050%, 9/20/45	324,226
325,000	Towd Point Mortgage Trust, Ser 2015-3, Class A2, 144a, 4.000%, 3/25/54(A)(B)	334,772
358,495	Towd Point Mortgage Trust, Ser 2019-1, Class A1, 144a, 3.750%, 3/25/58(A)(B)	385,188
380,000	Voya CLO Ltd. (Cayman Islands), Ser 2017-4A, Class A1, 144a, (3M LIBOR +1.130%), 1.367%, 10/15/30(A)	380,007
275,000	Voya CLO Ltd. (Cayman Islands), Ser 2019-2A, Class A, 144a, (3M LIBOR +1.270%), 1.488%, 7/20/32(A)	275,076
897,250	Wendys Funding LLC, Ser 2018-1A, Class A2I, 144a, 3.573%, 3/15/48	924,921
	Total Asset-Backed Securities	$9,308,794

	U.S. Government Mortgage-Backed Obligations — 5.8%
71,692	FHLMC, Pool #A95946, 4.000%, 1/1/41	78,666
61,360	FHLMC, Pool #A96485, 4.500%, 1/1/41	68,915
13,525	FHLMC, Pool #G03217, 5.500%, 9/1/37	15,155
9,400	FHLMC, Pool #G03781, 6.000%, 1/1/38	11,087
347,095	FHLMC, Pool #G05624, 4.500%, 9/1/39	389,841
463,544	FHLMC, Pool #Q29056, 4.000%, 10/1/44	510,800
208,109	FHLMC, Pool #Q29260, 4.000%, 10/1/44	229,293
4,438	FNMA, Pool #561741, 7.500%, 1/1/31	5,123
274,904	FNMA, Pool #725423, 5.500%, 5/1/34	320,634
246,495	FNMA, Pool #725610, 5.500%, 7/1/34	287,940
6,111	FNMA, Pool #889734, 5.500%, 6/1/37	7,180
39,539	FNMA, Pool #AB1149, 5.000%, 6/1/40	45,954
39,954	FNMA, Pool #AB1800, 4.000%, 11/1/40	44,153
69,152	FNMA, Pool #AD3795, 4.500%, 4/1/40	77,646
101,487	FNMA, Pool #AD9150, 5.000%, 8/1/40	118,012
203,005	FNMA, Pool #AD9193, 5.000%, 9/1/40	234,914
130,177	FNMA, Pool #AE0548, 4.500%, 11/1/40	146,169

Touchstone Bond Fund (Continued)

Principal		Market
Amount		Value

	U.S. Government Mortgage-Backed Obligations — 5.8% (Continued)

$95,468	FNMA, Pool #AE4429, 4.000%, 10/1/40	$105,220
5,773	FNMA, Pool #AH2666, 4.000%, 1/1/26	6,145
10,059	FNMA, Pool #AH3493, 4.000%, 2/1/26	10,692
149,294	FNMA, Pool #AJ5457, 4.000%, 11/1/41	162,763
156,870	FNMA, Pool #AL0054, 4.500%, 2/1/41	176,092
327,461	FNMA, Pool #AL5718, 3.500%, 9/1/44	357,984
369,618	FNMA, Pool #AR9195, 3.000%, 3/1/43	401,176
149,701	FNMA, Pool #AS7813, 4.000%, 8/1/46	163,095
363,207	FNMA, Pool #AT2016, 3.000%, 4/1/43	388,290
350,816	FNMA, Pool #BC1158, 3.500%, 2/1/46	375,950
180,148	FNMA, Pool #MA1175, 3.000%, 9/1/42	191,102
103,650	FNMA, Pool #MA2177, 4.000%, 2/1/35	113,129
133,519	GNMA, Pool #4853, 4.000%, 11/20/40	147,680
94,950	GNMA, Pool #4883, 4.500%, 12/20/40	105,781
369,396	GNMA, Pool #5175, 4.500%, 9/20/41	411,539
13,122	GNMA, Pool #679437, 6.000%, 11/15/22	13,234
40,362	GNMA, Pool #736696, 4.500%, 5/15/40	45,141
187,964	GNMA, Pool #AD1745, 3.000%, 2/20/43	206,103
144,871	GNMA, Pool #MA1157, 3.500%, 7/20/43	157,783
	Total U.S. Government Mortgage-Backed Obligations	$6,130,381

Shares

Exchange-Traded Fund — 5.0%
45,431	iShares JP Morgan USD Emerging Markets Bond ETF	$5,265,907

Principal		Market
Amount		Value

	Non-Agency Collateralized Mortgage Obligations — 3.9%

$185,774	Agate Bay Mortgage Trust, Ser 2013-1, Class B3, 144a, 3.598%, 7/25/43(A)(B)	188,905
580,127	Agate Bay Mortgage Trust, Ser 2015-4, Class B2, 144a, 3.565%, 6/25/45(A)(B)	599,168
455,579	Agate Bay Mortgage Trust, Ser 2015-7, Class B1, 144a, 3.748%, 10/25/45(A)(B)	474,760
472,886	CSMC Trust, Ser 2013-IVR3, Class B2, 144a, 3.396%, 5/25/43(A)(B)	483,157
397,922	CSMC Trust, Ser 2015-1, Class B3, 144a, 3.942%, 1/25/45(A)(B)	412,785
268,494	CSMC Trust, Ser 2015-WIN1, Class B3, 144a, 3.833%, 12/25/44(A)(B)	271,778
171,072	CSMC Trust, Ser 2018-RPL9, Class A, 144a, 3.850%, 9/25/57(A)(B)	184,523
1,141	Deutsche ALT-A Securities, Inc. Alternate Loan Trust, Ser 2003-2XS, Class A6, 5.470%, 9/25/33(A)(B)	1,154
272,167	EverBank Mortgage Loan Trust, Ser 2013-1, Class B1, 144a, 3.491%, 3/25/43(A)(B)	278,201
524,475	JP Morgan Mortgage Trust, Ser 2017-1, Class B2, 144a, 3.511%, 1/25/47(A)(B)	543,958
88,238	Residential Asset Securitization Trust, Ser 2006-A1, Class 1A3, 6.000%, 4/25/36	62,671
157,386	Sequoia Mortgage Trust, Ser 2013-1, Class B1, 3.612%, 2/25/43(A)(B)	161,986
157,925	Sequoia Mortgage Trust, Ser 2013-10, Class B2, 144a, 3.550%, 8/25/43(A)(B)	161,612
205,728	Sequoia Mortgage Trust, Ser 2013-5, Class B1, 144a, 3.500%, 5/25/43(A)(B)	211,965
31,288	Washington Mutual Alternative Mortgage Pass-Through Certificates, Ser 2005-9, Class 2A4, 5.500%, 11/25/35	31,968
	Total Non-Agency Collateralized Mortgage Obligations	$4,068,591

	Commercial Mortgage-Backed Securities — 3.5%
675,000	BANK, Ser 2018-BN14, Class A3, 3.966%, 9/15/60	787,831
750,000	BHMS, Ser 2018-ATLS, Class A, 144a, (1M LIBOR +1.250%), 1.409%, 7/15/35(A)	729,317
360,000	DBUBS Mortgage Trust, Ser 2017-BRBK, Class B, 144a, 3.530%, 10/10/34(A)(B)	387,153
375,000	GS Mortgage Securities Corp. II, Ser 2017-SLP, Class B, 144a, 3.772%, 10/10/32	380,562
250,000	GS Mortgage Securities Trust, Ser 2017-FARM, Class B, 144a, 3.541%, 1/10/43(A)(B)	266,339
350,000	JP Morgan Chase Commercial Mortgage Securities Trust, Ser 2018-MINN, Class A, 144a, (1M LIBOR +1.020%), 2.020%, 11/15/35(A)	338,079
675,000	SG Commercial Mortgage Securities Trust, Ser 2019-787E, Class A, 144a, 4.163%, 2/15/41	777,513
	Total Commercial Mortgage-Backed Securities	$3,666,794

	Agency Collateralized Mortgage Obligations — 1.3%
790,298	FHLMC REMIC, Ser 3859, Class JB, 5.000%, 5/15/41	885,918
43,511	FNMA REMIC, Ser 2015-51, Class KC, 3.000%, 6/25/45	46,124
385,568	FNMA REMIC, Ser 2017-90, Class KA, 3.000%, 11/25/47	412,841
	Total Agency Collateralized Mortgage Obligations	$1,344,883

	Municipal Bond — 0.3%
	New York — 0.3%
320,000	NY Housing Development Corp., Ref 8 Spruce Street Class B, 3.864%, 2/15/48	$339,453
	Sovereign Government Obligations — 0.2%
218,000	Peruvian Government International Bond, 2.780%, 12/1/60	$219,962

Shares

	Short-Term Investment Funds — 3.4%
3,506,758	Dreyfus Government Cash Management, Institutional Shares, 0.03%∞Ω	3,506,758
15,696	Invesco Government & Agency Portfolio, Institutional Class, 0.03%**∞Ω	15,696
	Total Short-Term Investment Funds	$3,522,454

	Total Investment Securities — 99.7%
	(Cost $98,196,761)	$105,015,943

	Other Assets in Excess of Liabilities — 0.3%	342,248
	Net Assets — 100.0%	$105,358,191

Touchstone Bond Fund (Continued)

(A)	Variable rate security - Rate reflected is the rate in effect as of December 31, 2020.

(B)	Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.

   These securities do not indicate a reference rate and spread in their description.

**	Represents collateral for securities loaned.
†	All or a portion of the security is on loan. The total market value of the securities on loan as of December 31, 2020 was $15,107.

∞	Open-End Fund.
Ω	Represents the 7-day SEC yield as of December 31, 2020.

Portfolio Abbreviations:

CLO - Collateralized Loan Obligation

ETF - Exchange-Traded Fund

FHLMC - Federal Home Loan Mortgage Corporation

FNMA - Federal National Mortgage Association

GNMA - Government National Mortgage Association

LIBOR - London Interbank Offered Rate

LLC - Limited Liability Company

LP - Limited Partnership

MTN - Medium Term Note

PLC - Public Limited Company

REIT - Real Estate Investment Trust

REMIC - Real Estate Mortgage Investment Conduit

USD - United States Dollar

144a - This is a restricted security that was sold in a transaction qualifying for the exemption under Rule 144a of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2020, these securities were valued at $33,173,205 or 31.5% of net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees.

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

Valuation inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Assets:
Corporate Bonds	$—	$53,404,768	$—	$53,404,768
U.S. Treasury Obligations	—	17,743,956	—	17,743,956
Asset-Backed Securities	—	9,308,794	—	9,308,794
U.S. Government Mortgage-Backed Obligations	—	6,130,381	—	6,130,381
Exchange-Traded Fund	5,265,907	—	—	5,265,907
Non-Agency Collateralized Mortgage Obligations	—	4,068,591	—	4,068,591
Commercial Mortgage-Backed Securities	—	3,666,794	—	3,666,794
Agency Collateralized Mortgage Obligations	—	1,344,883	—	1,344,883
Municipal Bond	—	339,453	—	339,453
Sovereign Government Obligation	—	219,962	—	219,962
Short-Term Investment Funds	3,522,454	—	—	3,522,454
Total Assets	$8,788,361	$96,227,582	$—	$105,015,943

See accompanying Notes to Financial Statements.

Portfolio of Investments

Touchstone Common Stock Fund – December 31, 2020

		Market
	Shares	Value

Common Stocks — 100.4%

Information Technology — 26.3%
Apple, Inc.	121,115	$16,070,749
Avnet, Inc.	62,054	2,178,716
International Business Machines Corp.	22,843	2,875,477
Microsoft Corp.	76,893	17,102,541
Oracle Corp.	82,852	5,359,696
salesforce.com, Inc.*	32,289	7,185,271
SS&C Technologies Holdings, Inc.	40,739	2,963,762
Texas Instruments, Inc.	25,987	4,265,246
Workday, Inc. - Class A*	15,533	3,721,862
		61,723,320

Communication Services — 20.9%
Alphabet, Inc. - Class C*	8,896	15,584,724
AT&T, Inc.	88,597	2,548,050
Baidu, Inc. (China) ADR*	7,462	1,613,583
Comcast Corp. - Class A	122,454	6,416,590
Facebook, Inc. - Class A*	45,692	12,481,227
Fox Corp. - Class A	67,213	1,957,243
Netflix, Inc.*	7,955	4,301,507
Walt Disney Co. (The)*	22,639	4,101,734
		49,004,658

Consumer Discretionary — 14.0%
Alibaba Group Holding Ltd. (China) ADR*	16,143	3,756,960
Amazon.com, Inc.*	3,978	12,956,068
Hilton Worldwide Holdings, Inc.	39,510	4,395,883
JD.com, Inc. (China) ADR*	53,709	4,721,021
Starbucks Corp.	34,030	3,640,529
Trip.com Group Ltd. (China) ADR*	102,611	3,461,069
		32,931,530

Financials — 11.3%
Bank of America Corp.	181,281	5,494,627
Berkshire Hathaway, Inc. - Class B*	40,614	9,417,168
Goldman Sachs Group, Inc. (The)	26,580	7,009,412
Signature Bank/NewYork NY	34,361	4,648,700
		26,569,907

Health Care — 10.9%
AmerisourceBergen Corp.	24,224	2,368,138
Bristol-Myers Squibb Co.	77,056	4,779,784
HCA Healthcare, Inc.	33,593	5,524,705
Johnson & Johnson	43,542	6,852,640
UnitedHealth Group, Inc.	16,842	5,906,153
		25,431,420

Industrials — 8.4%
Deere & Co.	16,431	4,420,761
FedEx Corp.	7,914	2,054,633
Hubbell, Inc.	27,193	4,263,590
Parker-Hannifin Corp.	12,785	3,482,762
Raytheon Technologies Corp.	77,901	5,570,700
		19,792,446

Consumer Staples — 3.6%
Monster Beverage Corp.*	48,551	4,489,996
Philip Morris International, Inc.	46,964	3,888,150
		8,378,146

Real Estate — 2.1%
Jones Lang LaSalle, Inc.*	32,714	$4,853,776

Energy — 1.5%
Exxon Mobil Corp.	50,133	2,066,482
Schlumberger Ltd.	67,838	1,480,903
		3,547,385

Materials — 1.4%
DuPont de Nemours, Inc.	45,483	3,234,296
Total Common Stocks		$235,466,884

Short-Term Investment Fund — 0.3%
Dreyfus Government Cash Management, Institutional Shares, 0.03%∞Ω	640,078	$640,078

Total Investment Securities —100.7%
(Cost $138,176,089)		$236,106,962

Liabilities in Excess of Other Assets — (0.7%)		(1,538,185)

Net Assets — 100.0%		$234,568,777
*	Non-income producing security.
∞	Open-End Fund.
Ω	Represents the 7-day SEC yield as of December 31, 2020.

Portfolio Abbreviations:

ADR - American Depositary Receipt

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Investments.

Valuation inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$235,466,884	$—	$—	$235,466,884
Short-Term Investment Fund	640,078	—	—	640,078
Total	$236,106,962	$—	$—	$236,106,962

See accompanying Notes to Financial Investments.

Portfolio of Investments

Touchstone Small Company Fund – December 31, 2020

		Market
	Shares	Value

Common Stocks — 99.8%

Health Care — 22.5%
Addus HomeCare Corp.*	6,900	$807,921
Allscripts Healthcare Solutions, Inc.*	58,000	837,520
Bio-Rad Laboratories, Inc. - Class A*	1,096	638,902
Bio-Techne Corp.	2,236	710,042
Chemed Corp.	1,560	830,872
Encompass Health Corp.	10,383	858,570
Ensign Group, Inc. (The)	10,600	772,952
Globus Medical, Inc. - Class A*	11,868	774,031
Haemonetics Corp.*	6,440	764,750
HMS Holdings Corp.*	24,500	900,375
Integra LifeSciences Holdings Corp.*	13,592	882,393
Magellan Health, Inc.*	9,800	811,832
NuVasive, Inc.*	16,697	940,542
Omnicell, Inc.*	6,731	807,855
Premier, Inc. - Class A	24,118	846,542
Progyny, Inc.*	19,300	818,127
Providence Service Corp. (The)*	5,231	725,174
Tactile Systems Technology, Inc.*	17,300	777,462
Vericel Corp.*	28,000	864,640
Vocera Communications, Inc.*	18,500	768,305
		16,138,807

Industrials — 21.5%
Aerojet Rocketdyne Holdings, Inc.*	15,500	819,175
Arcosa, Inc.	14,600	801,978
ASGN, Inc.*	8,617	719,778
Clean Harbors, Inc.*	14,900	1,133,890
Crane Co.	9,682	751,904
Curtiss-Wright Corp.	7,200	837,720
Dycom Industries, Inc.*	10,600	800,512
Forward Air Corp.	10,300	791,452
Great Lakes Dredge & Dock Corp.*	70,400	927,168
ITT, Inc.	10,148	781,599
JELD-WEN Holding, Inc.*	29,600	750,656
John Bean Technologies Corp.	6,100	694,607
Parsons Corp.*	32,000	1,165,120
Quanta Services, Inc.	10,333	744,183
RBC Bearings, Inc.*	3,800	680,352
Rexnord Corp.	19,780	781,112
SkyWest, Inc.	19,800	798,138
Watts Water Technologies, Inc. - Class A	5,605	682,128
Woodward, Inc.	6,061	736,593
		15,398,065

Information Technology — 21.1%
8x8, Inc.*	23,900	823,833
Aspen Technology, Inc.*	6,058	789,054
Cerence, Inc.*	7,299	733,404
Envestnet, Inc.*	9,700	798,213
ExlService Holdings, Inc.*	8,887	756,550
J2 Global, Inc.*	8,185	799,593
KBR, Inc.	26,370	815,624
MAXIMUS, Inc.	11,287	826,096
Nice Ltd. (Israel) ADR*	2,568	728,131
Nuance Communications, Inc.*	16,298	718,579
Onto Innovation, Inc.*	34,708	1,650,365
Qualys, Inc.*	6,828	832,128
SPS Commerce, Inc.*	7,100	770,989
Tower Semiconductor Ltd. (Israel)*	55,200	1,425,264
Verint Systems, Inc.*	27,231	1,829,379
WNS Holdings Ltd. (India) ADR*	11,100	799,755
		15,096,957

Consumer Discretionary — 15.8%
American Eagle Outfitters, Inc.	72,200	$1,449,054
Aritzia, Inc. (Canada)*	39,992	810,271
Fox Factory Holding Corp.*	7,800	824,538
frontdoor, Inc.*	28,296	1,420,742
Grand Canyon Education, Inc.*	8,100	754,191
Malibu Boats, Inc. - Class A*	12,700	792,988
Oxford Industries, Inc.	11,700	766,467
Skyline Champion Corp.*	26,800	829,192
Steven Madden Ltd.	23,664	835,812
Strategic Education, Inc.	7,700	734,041
Texas Roadhouse, Inc.	8,278	647,008
TopBuild Corp.*	3,500	644,280
Zumiez, Inc.*	22,900	842,262
		11,350,846

Financials — 10.0%
Evercore, Inc. - Class A	7,400	811,336
FNB Corp.	84,900	806,550
Glacier Bancorp, Inc.	17,192	791,004
Old National Bancorp	47,800	791,568
Pacific Premier Bancorp, Inc.	25,600	802,048
PROG Holdings, Inc.	14,000	754,180
TCF Financial Corp.	20,900	773,718
Webster Financial Corp.	18,073	761,777
Western Alliance Bancorp	14,077	843,916
		7,136,097

Real Estate — 5.6%
Corporate Office Properties Trust REIT	66,245	1,727,670
Healthcare Realty Trust, Inc. REIT	38,300	1,133,680
STAG Industrial, Inc. REIT	36,800	1,152,576
		4,013,926

Communication Services — 3.3%
Cargurus, Inc.*	24,500	777,385
Cogent Communications Holdings, Inc.	12,761	764,001
QuinStreet, Inc.*	36,680	786,419
		2,327,805
Total Common Stocks		$71,462,503

Short-Term Investment Fund — 0.9%
Dreyfus Government Cash Management, Institutional Shares, 0.03%∞Ω	654,350	$654,350

Total Investment Securities —100.7%
(Cost $47,174,614)		$72,116,853

Liabilities in Excess of Other Assets — (0.7%)		(484,457)

Net Assets — 100.0%		$71,632,396
*	Non-income producing security.
∞	Open-End Fund.
Ω	Represents the 7-day SEC yield as of December 31, 2020.

Portfolio Abbreviations:

ADR - American Depositary Receipt

REIT - Real Estate Investment Trust

Touchstone Small Company Fund (Continued)

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

Valuation inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$71,462,503	$—	$—	$71,462,503
Short-Term Investment Fund	654,350	—	—	654,350
Total	$72,116,853	$—	$—	$72,116,853

See accompanying Notes to Financial Statements.

Portfolio of Investments

Touchstone Aggressive ETF Fund – December 31, 2020

		Market
	Shares	Value

Exchange-Traded Funds ~ — 97.2%

Equity Funds — 80.3%
iShares Core S&P Mid-Cap ETF	6,734	$1,547,675
iShares Core S&P Small-Cap ETF†	4,506	414,101
Vanguard FTSE Developed Markets ETF	78,603	3,710,848
Vanguard FTSE Emerging Markets ETF	22,609	1,132,937
Vanguard S&P 500 ETF	25,220	8,667,862
Vanguard Value ETF†	8,656	1,029,718
		16,503,141

Fixed Income Funds — 16.9%
iShares Broad USD High Yield Corporate Bond ETF	7,510	309,863
iShares Core Total USD Bond Market ETF†	14,959	816,462
iShares Core US Aggregate Bond ETF	12,080	1,427,735
Vanguard Intermediate-Term Corporate Bond ETF	6,303	612,273
Vanguard Total International Bond ETF	5,207	304,870
		3,471,203
Total Exchange-Traded Funds		$19,974,344

Short-Term Investment Funds — 12.5%
Dreyfus Government Cash Management, Institutional Shares, 0.03%∞Ω	654,902	654,902
Invesco Government & Agency Portfolio, Institutional Class, 0.03%**∞Ω	1,924,292	1,924,292
Total Short-Term Investment Funds		$2,579,194

Total Investment Securities —109.7%
(Cost $17,630,659)		$22,553,538

Liabilities in Excess of Other Assets — (9.7%)		(2,003,553)

Net Assets — 100.0%		$20,549,985
**	Represents collateral for securities loaned.
~	The financial statements of the underlying funds can be found on the SEC website.
†	All or a portion of the security is on loan. The total market value of the securities on loan as of December 31, 2020 was $1,890,707.
∞	Open-End Fund.

Ω	Represents the 7-day SEC yield as of December 31, 2020.

Portfolio Abbreviations:

ETF - Exchange-Traded Fund

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

Valuation inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds	$19,974,344	$—	$—	$19,974,344
Short-Term Investment Funds	2,579,194	—	—	2,579,194
Total	$22,553,538	$—	$—	$22,553,538

See accompanying Notes to Financial Statements.

Portfolio of Investments

Touchstone Conservative ETF Fund – December 31, 2020

		Market
	Shares	Value

Exchange-Traded Funds ~ — 97.4%

Fixed Income Funds — 57.0%
iShares Broad USD High Yield Corporate Bond ETF	19,705	$813,028
iShares Core Total USD Bond Market ETF†	44,266	2,416,038
iShares Core US Aggregate Bond ETF	22,690	2,681,731
Vanguard Intermediate-Term Corporate Bond ETF	13,782	1,338,784
Vanguard Total International Bond ETF	6,854	401,302
		7,650,883

Equity Funds — 40.4%
iShares Core S&P Mid-Cap ETF	2,068	475,288
iShares Core S&P Small-Cap ETF†	1,490	136,931
Vanguard FTSE Developed Markets ETF	22,974	1,084,603
Vanguard FTSE Emerging Markets ETF	6,756	338,543
Vanguard S&P 500 ETF	8,883	3,052,998
Vanguard Value ETF	2,838	337,609
		5,425,972
Total Exchange-Traded Funds		$13,076,855

Short-Term Investment Funds — 22.2%
Dreyfus Government Cash Management, Institutional Shares, 0.03%∞Ω	402,869	402,869
Invesco Government & Agency Portfolio, Institutional Class, 0.03%**∞Ω	2,574,005	2,574,005
Total Short-Term Investment Funds		$2,976,874

Total Investment Securities —119.6%
(Cost $13,435,891)		$16,053,729

Liabilities in Excess of Other Assets — (19.6%)		(2,626,330)

Net Assets — 100.0%		$13,427,399
**	Represents collateral for securities loaned.

~	The financial statements of the underlying funds can be found on the SEC website.

†	All or a portion of the security is on loan. The total market value of the securities on loan as of December 31, 2020 was $2,520,355 .

∞	Open-End Fund.

Ω	Represents the 7-day SEC yield as of December 31, 2020.

Portfolio Abbreviations:

ETF - Exchange-Traded Fund

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

Valuation inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds	$13,076,855	$—	$—	$13,076,855
Short-Term Investment Funds	2,976,874	—	—	2,976,874
Total	$16,053,729	$—	$—	$16,053,729

See accompanying Notes to Financial Statements.

Portfolio of Investments

Touchstone Moderate ETF Fund – December 31, 2020

		Market
	Shares	Value

Exchange-Traded Funds~ — 97.0%

Equity Funds — 60.2%
iShares Core S&P Mid-Cap ETF	4,309	$990,338
iShares Core S&P Small-Cap ETF†	2,951	271,197
Vanguard FTSE Developed Markets ETF	47,630	2,248,612
Vanguard FTSE Emerging Markets ETF	14,340	718,577
Vanguard S&P 500 ETF	17,030	5,853,041
Vanguard Value ETF	6,035	717,924
		10,799,689

Fixed Income Funds — 36.8%
iShares Broad USD High Yield Corporate Bond ETF	13,115	541,125
iShares Core Total USD Bond Market ETF†	35,830	1,955,601
iShares Core US Aggregate Bond ETF	19,560	2,311,796
Vanguard Intermediate-Term Corporate Bond ETF	13,760	1,336,646
Vanguard Total International Bond ETF	7,603	445,156
		6,590,324
Total Exchange-Traded Funds		$17,390,013

Short-Term Investment Funds — 15.8%
Dreyfus Government Cash Management, Institutional Shares, 0.03%∞Ω	587,843	587,843
Invesco Government & Agency Portfolio, Institutional Class, 0.03%**∞Ω	2,248,948	2,248,948
Total Short-Term Investment Funds		$2,836,791

Total Investment Securities —112.8%
(Cost $16,672,578)		$20,226,804

Liabilities in Excess of Other Assets — (12.8%)		(2,295,579)

Net Assets — 100.0%		$17,931,225
~	The financial statements of the underlying funds can be found on the SEC website.

**	Represents collateral for securities loaned.

†	All or a portion of the security is on loan. The total market value of the securities on loan as of December 31, 2020 was $2,202,517.

∞	Open-End Fund.

Ω	Represents the 7-day SEC yield as of December 31, 2020.

Portfolio Abbreviations:

ETF - Exchange-Traded Fund

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

Valuation inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds	$17,390,013	$—	$—	$17,390,013
Short-Term Investment Funds	2,836,791	—	—	2,836,791
Total	$20,226,804	$—	$—	$20,226,804

See accompanying Notes to Financial Statements.

Statements of Assets and Liabilities

December 31, 2020

	Touchstone Balanced	Touchstone Bond	Touchstone Common Stock	Touchstone Small Company	Touchstone Aggressive ETF	Touchstone Conservative
	Fund	Fund	Fund	Fund	Fund	ETF Fund
Assets
Investments, at cost	$13,408,458	$98,196,761	$138,176,089	$47,174,614	$17,630,659	$13,435,891
Investments, at market value(A)	$18,673,024	$105,015,943	$236,106,962	$72,116,853	$22,553,538	$16,053,729
Foreign currency (B)	—	—	1,117	—	—	—
Dividends and interest receivable	39,207	662,397	124,152	29,354	—	—
Receivable for capital shares sold	2,181	89	13,762	403	—	—
Securities lending income receivable	—	23	—	5	40	48
Receivable from Investment Advisor	—	—	—	—	—	2,906
Tax reclaim receivable	—	—	41,908	—	—	—
Total Assets	18,714,412	105,678,452	236,287,901	72,146,615	22,553,578	16,056,683

Liabilities
Payable for return of collateral for securities on loan	—	15,696	—	—	1,924,292	2,574,005
Payable for capital shares redeemed	414	98,468	1,340,408	116,469	12,273	14,155
Payable for investments purchased	52,531	49,600	12,075	295,547	—	—
Payable to Investment Advisor	436	34,418	91,990	29,986	24,266	—
Payable to other affiliates	3,117	39,421	107,248	9,097	3,954	2,515
Payable to Trustees	9,746	9,746	9,746	9,746	9,746	9,746
Payable for professional services	24,069	26,894	31,723	23,921	22,063	21,882
Payable for reports to shareholders	1,715	7,961	9,056	7,399	1,499	1,499
Payable for transfer agent services	2,953	32,270	92,088	16,028	30	30
Other accrued expenses and liabilities	10,924	5,787	24,790	6,026	5,470	5,452
Total Liabilities	105,905	320,261	1,719,124	514,219	2,003,593	2,629,284
Net Assets	$18,608,507	$105,358,191	$234,568,777	$71,632,396	$20,549,985	$13,427,399

Net assets consist of:
Paid-in capital	$12,386,286	$97,194,002	$127,824,639	$46,763,046	$15,036,341	$10,169,271
Distributable earnings (deficit)	6,222,221	8,164,189	106,744,138	24,869,350	5,513,644	3,258,128
Net Assets	$18,608,507	$105,358,191	$234,568,777	$71,632,396	$20,549,985	$13,427,399

Pricing of Class SC Shares
Net assets applicable to Class SC Shares	$—	$66,042,361	$85,232,479	$—	$20,549,985	$13,427,399
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	—	6,120,120	7,765,609	—	1,132,245	1,060,267
Net asset value, offering price and redemption price per share	$—	$10.79	$10.98	$—	$18.15	$12.66

Pricing of Class I Shares
Net assets applicable to Class I Shares	$18,608,507	$39,315,830	$149,336,298	$71,632,396	$—	$—
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	1,368,916	3,638,307	13,568,566	4,559,059	—	—
Net asset value, offering price and redemption price per share	$13.59	$10.81	$11.01	$15.71	$—	$—
(A) Includes market value of securities on loan of:	$—	$15,107	$—	$—	$1,890,707	$2,520,355
(B) Cost of foreign currency:	$—	$—	$1,080	$—	$—	$—

See accompanying Notes to Financial Statements.

Statements of Assets and Liabilities (Continued)

Touchstone Moderate ETF Fund
$16,672,578
$20,226,804
—
—
3,528
55
—
—
20,230,387
2,248,948

6,574
—
3,756
1,084
9,746
22,048
1,499
40
5,467
2,299,162
$17,931,225

$13,589,788
4,341,437
$17,931,225

$17,931,225
1,410,117
$12.72

$—
—
$—
$2,202,517
$—

Statements of Operations

For the Year Ended December 31, 2020

	Touchstone Balanced	Touchstone Bond	Touchstone Common Stock	Touchstone Small Company	Touchstone Aggressive ETF	Touchstone Conservative ETF
	Fund	Fund	Fund	Fund	Fund	Fund
Investment Income
Dividends(A)	$156,715	$204,269	$2,868,392	$464,120	$366,523	$316,777
Interest	132,639	2,962,264	—	—	—	—
Income from securities loaned	48	1,249	3	866	3,088	1,550
Total Investment Income	289,402	3,167,782	2,868,395	464,986	369,611	318,327

Expenses
Investment advisory fees	93,723	401,084	1,042,593	282,455	45,311	33,897
Administration fees	24,568	144,593	302,647	81,397	26,127	19,558
Compliance fees and expenses	2,631	2,631	2,631	2,631	2,631	2,631
Custody fees	37,613	47,036	21,803	8,831	2,944	2,968
Professional fees	25,975	30,713	38,461	25,853	22,778	22,497
Transfer Agent fees, Class SC	—	3,042	9,004	—	47	47
Transfer Agent fees, Class I	5,172	38,590	129,417	27,780	—	—
Reports to Shareholders, Class SC	—	5,090	5,041	—	4,811	4,767
Reports to Shareholders, Class I	5,739	13,364	13,895	27,988	—	—
Shareholder servicing fees, Class SC	—	43,524	146,876	—	45,311	33,897
Trustee fees	20,818	20,818	20,818	20,818	20,818	20,818
Other expenses	19,227	37,004	19,924	16,209	13,377	13,270
Total Expenses	235,466	787,489	1,753,110	493,962	184,155	154,350
Fees waived and/or reimbursed by the Advisor and/or Affiliates(B)	(90,621)	(56,535)	(90,446)	(64,631)	(48,223)	(52,660)
Net Expenses	144,845	730,954	1,662,664	429,331	135,932	101,690

Net Investment Income	144,557	2,436,828	1,205,731	35,655	233,679	216,637

Realized and Unrealized Gains (Losses) on Investments
Net realized gains on investments	829,246	2,529,282	8,742,461	377,985	350,087	439,824
Net realized gains on foreign currency transactions	—	—	—	16,755	—	—
Net realized losses on futures contracts	—	(62,538)	—	—	—	—
Net change in unrealized appreciation (depreciation) on investments	2,066,136	4,279,852	35,894,468	10,708,779	1,571,791	580,659
Net change in unrealized appreciation (depreciation) on foreign currency transactions	—	—	488	—	—	—

Net Realized and Unrealized Gains (Losses) on Investments	2,895,382	6,746,596	44,637,417	11,103,519	1,921,878	1,020,483

Change in Net Assets Resulting from Operations	$3,039,939	$9,183,424	$45,843,148	$11,139,174	$2,155,557	$1,237,120
(A) Net of foreign tax withholding of:	$804	$—	$19,454	$—	$—	$—
(B) See Note 4 in Notes to Financial Statements.

See accompanying Notes to Financial Statements.

Statements of Operations (Continued)

Touchstone Moderate ETF Fund
$372,373
—
3,117
375,490

43,190
24,914
2,631
2,932
22,755
90
—
4,809
—
43,190
20,818
13,367
178,696
(49,126)
129,570

245,920

530,533
—
—
979,978
—

1,510,511

$1,756,431
$—

Statements of Changes in Net Assets

	Touchstone Balanced Fund		Touchstone Bond Fund		Touchstone Common Stock Fund
	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019
From Operations
Net investment income	$144,557	$209,828	$2,436,828	$1,650,309	$1,205,731	$1,271,108
Net realized gain on investments, foreign currency transactions and futures contracts	829,246	628,730	2,466,744	1,899,240	8,742,461	5,513,992
Net change in unrealized appreciation (depreciation) on investments, foreign currency transactions and futures contracts	2,066,136	2,681,306	4,279,852	1,967,154	35,894,956	32,941,965
Change in Net Assets from Operations	3,039,939	3,519,864	9,183,424	5,516,703	45,843,148	39,727,065

Distributions to Shareholders:
Distributed earnings, Class SC	—	—	(1,095,780)	(767,223)	(2,849,400)	(1,318,378)
Distributed earnings, Class I	(853,726)	(231,543)	(654,859)	(489,579)	(4,937,726)	(2,230,391)
Total Distributions	(853,726)	(231,543)	(1,750,639)	(1,256,802)	(7,787,126)	(3,548,769)

Share Transactions Class SC
Proceeds from Shares issued	—	—	3,519,318	1,313,684	592,608	335,211
Proceeds from Shares issued in connection with merger(A)	—	—	—	57,995,899	—	82,115,805
Reinvestment of distributions	—	—	1,095,780	767,223	2,849,400	1,318,378
Cost of Shares redeemed	—	—	(2,617,540)	(1,406,111)	(14,588,347)	(6,076,930)
Change in Net Assets from Class SC Share Transactions	—	—	1,997,558	58,670,695	(11,146,339)	77,692,464
Share Transactions Class I
Proceeds from Shares issued	941,388	1,925,174	2,996,827	1,816,262	2,019,265	1,674,840
Reinvestment of distributions	853,726	231,543	654,859	489,580	4,937,726	2,230,391
Cost of Shares redeemed	(3,001,190)	(3,787,355)	(5,004,840)	(9,763,576)	(21,380,209)	(20,490,003)
Change in Net Assets from Class I Share Transactions	(1,206,076)	(1,630,638)	(1,353,154)	(7,457,734)	(14,423,218)	(16,584,772)
Change in Net Assets from Share Transactions	(1,206,076)	(1,630,638)	644,404	51,212,961	(25,569,557)	61,107,692

Total Increase (Decrease) in Net Assets	980,137	1,657,683	8,077,189	55,472,862	12,486,465	97,285,988
Net Assets
Beginning of period	17,628,370	15,970,687	97,281,002	41,808,140	222,082,312	124,796,324
End of period	$18,608,507	$17,628,370	$105,358,191	$97,281,002	$234,568,777	$222,082,312

Share Transactions Class SC
Shares issued	—	—	335,573	130,862	68,312	39,241
Shares issued in connection with merger(A)	—	—	—	5,871,411	—	9,491,942
Shares reinvested	—	—	101,744	76,493	264,595	145,357
Shares redeemed	—	—	(256,378)	(139,585)	(1,536,646)	(707,192)
Change in Class SC Shares Outstanding	—	—	180,939	5,939,181	(1,203,739)	8,969,348
Share Transactions Class I
Shares issued	75,076	172,316	286,624	185,612	211,775	202,192
Shares reinvested	63,156	19,313	60,748	48,811	457,240	245,641
Shares redeemed	(243,950)	(336,096)	(484,927)	(1,006,129)	(2,247,613)	(2,434,115)
Change in Class I Shares Outstanding	(105,718)	(144,467)	(137,555)	(771,706)	(1,578,598)	(1,986,282)
Change in Shares Outstanding	(105,718)	(144,467)	43,384	5,167,475	(2,782,337)	6,983,066

(A) On July 12, 2019 the Touchstone Active Bond Fund, a series of the Trust, reorganized into the Touchstone Bond Fund, and the Touchstone Focused Fund and the Touchstone Large Cap Core Equity Fund, each a series of the Trust, reorganized into the Touchstone Common Stock Fund.

See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets (Continued)

Touchstone Small Company Fund		Touchstone Aggressive ETF Fund		Touchstone Conservative ETF Fund		Touchstone Moderate ETF Fund
For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019
$35,655	$81,322	$233,679	$339,571	$216,637	$354,008	$245,920	$381,212

394,740	1,955,778	350,087	354,418	439,824	354,795	530,533	523,989

10,708,779	9,991,232	1,571,791	2,947,260	580,659	1,638,991	979,978	2,404,610
11,139,174	12,028,332	2,155,557	3,641,249	1,237,120	2,347,794	1,756,431	3,309,811

—	—	(686,870)	(1,325,771)	(704,173)	(469,710)	(894,370)	(1,344,643)
(2,307,257)	(7,015,447)	—	—	—	—	—	—
(2,307,257)	(7,015,447)	(686,870)	(1,325,771)	(704,173)	(469,710)	(894,370)	(1,344,643)

—	—	832,452	577,513	250,068	965,644	239,550	666,117
—	—	—	—	—	—	—	—
—	—	686,870	1,325,771	704,173	469,710	894,370	1,344,643
—	—	(1,427,715)	(2,122,628)	(2,650,901)	(5,765,849)	(2,743,634)	(3,955,748)
—	—	91,607	(219,344)	(1,696,660)	(4,330,495)	(1,609,714)	(1,944,988)

3,874,376	1,969,190	—	—	—	—	—	—
2,307,256	7,015,447	—	—	—	—	—	—
(8,011,200)	(7,251,673)	—	—	—	—	—	—
(1,829,568)	1,732,964	—	—	—	—	—	—
(1,829,568)	1,732,964	91,607	(219,344)	(1,696,660)	(4,330,495)	(1,609,714)	(1,944,988)

7,002,349	6,745,849	1,560,294	2,096,134	(1,163,713)	(2,452,411)	(747,653)	20,180

64,630,047	57,884,198	18,989,691	16,893,557	14,591,112	17,043,523	18,678,878	18,658,698
$71,632,396	$64,630,047	$20,549,985	$18,989,691	$13,427,399	$14,591,112	$17,931,225	$18,678,878

—	—	50,753	34,721	20,626	82,313	19,941	56,082
—	—	—	—	—	—	—	—
—	—	37,957	79,281	55,305	38,511	70,202	111,209
—	—	(87,177)	(128,448)	(216,909)	(487,349)	(229,760)	(328,117)
—	—	1,533	(14,446)	(140,978)	(366,525)	(139,617)	(160,826)

320,869	138,160	—	—	—	—	—	—
153,118	527,445	—	—	—	—	—	—
(635,071)	(506,338)	—	—	—	—	—	—
(161,084)	159,267	—	—	—	—	—	—
(161,084)	159,267	1,533	(14,446)	(140,978)	(366,525)	(139,617)	(160,826)

Financial Highlights

Touchstone Balanced Fund — Class I

Selected Data for a Share Outstanding Throughout Each Period

Year Ended December 31,
2020	2019	2018	2017	2016
Net asset value at beginning of period	$11.95	$9.86	$14.85	$13.02	$12.49
Income (loss) from investment operations:
Net investment income	0.12	(A)	0.14	(A)	0.18	(A)	0.14	0.15	(A)
Net realized and unrealized gains (losses) on investments	2.16	2.11	(0.92)	1.69	0.78
Total from investment operations	2.28	2.25	(0.74)	1.83	0.93
Distributions from:
Net investment income	(0.16)	(0.16)	(0.12)	—	(0.18)
Realized capital gains	(0.48)	—	(B)	(4.13)	—	(0.20)
Return of capital	—	—	—	—	(0.02)
Total distributions	(0.64)	(0.16)	(4.25)	—	(0.40)
Net asset value at end of period	$13.59	$11.95	$9.86	$14.85	$13.02
Total return(C)	19.16%	22.80%	(6.07%)	14.06%	7.42%
Ratios and supplemental data:
Net assets at end of period (000's)	$18,609	$17,628	$15,971	$17,964	$15,988
Ratio to average net assets:
Net expenses	0.85%	0.85%	0.85%	0.85%	0.85%
Gross expenses	1.38%	1.48%	1.15%	0.97%	0.88%
Net investment income	0.85%	1.22%	1.22%	1.01%	1.16%
Portfolio turnover rate	71%	129%	140%	142%	30%

(A)	The net investment income per share was based on average shares outstanding for the period.

(B)	Less than $0.005 per share.

(C)	Total returns do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

See accompanying Notes to Financial Statements.

Financial Highlights (Continued)

Touchstone Bond Fund — Class SC

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended	Period Ended
	December 31,	December 31,
	2020	2019(A)
Net asset value at beginning of period	$10.01	$9.90
Income (loss) from investment operations:
Net investment income	0.24	0.11
Net realized and unrealized gains (losses) on investments	0.72	0.13
Total from investment operations	0.96	0.24
Distributions from:
Net investment income	(0.18)	(0.13)
Net asset value at end of period	$10.79	$10.01
Total return(B)	9.62%	2.43	%(C)
Ratios and supplemental data:
Net assets at end of period (000's)	$66,042	$59,462
Ratio to average net assets:
Net expenses	0.77%	0.78	%(D)
Gross expenses	0.77%	0.84	%(D)
Net investment income	2.39%	2.29	%(D)
Portfolio turnover rate	168%	335	%(C)(E)

Touchstone Bond Fund — Class I

Selected Data for a Share Outstanding Throughout Each Period

Year Ended December 31,
2020	2019	2018	2017	2016
Net asset value at beginning of period	$10.02	$9.19	$9.60	$9.26	$9.38
Income (loss) from investment operations:
Net investment income	0.28	0.33	0.28	0.18	0.14	(F)
Net realized and unrealized gains (losses) on investments	0.69	0.63	(0.46)	0.16	(0.06)
Total from investment operations	0.97	0.96	(0.18)	0.34	0.08
Distributions from:
Net investment income	(0.18)	(0.13)	(0.23)	—	(0.20)
Net asset value at end of period	$10.81	$10.02	$9.19	$9.60	$9.26
Total return(B)	9.71%	10.46%	(1.88%)	3.67%	0.81%
Ratios and supplemental data:
Net assets at end of period (000's)	$39,316	$37,819	$41,808	$46,922	$48,680
Ratio to average net assets:
Net expenses	0.67%	0.67%	0.67%	0.68%	0.67%
Gross expenses	0.82%	0.94%	0.87%	0.71%	0.67%
Net investment income	2.49%	2.58%	2.62%	1.83%	1.46%
Portfolio turnover rate	168%	335	%(E)	431%	168%	197%

(A)	Represents the period from commencement of operations (July 12, 2019) through December 31, 2019.

(B)	Total returns do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

(C)	Not annualized.

(D)	Annualized.

(E)	Portfolio turnover excludes the purchases and sales of securities of the Touchstone Active Bond Fund acquired on July 12, 2019. If these transactions were included, portfolio turnover would have been higher.

(F)	The net investment income per share was based on average shares outstanding for the period.

See accompanying Notes to Financial Statements.

Financial Highlights (Continued)

Touchstone Common Stock Fund — Class SC

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended December 31, 2020	Period Ended December 31, 2019 (A)
Net asset value at beginning of period	$9.20	$8.61
Income (loss) from investment operations:
Net investment income	0.04	0.02
Net realized and unrealized gains (losses) on investments	2.11	0.72
Total from investment operations	2.15	0.74
Distributions from:
Net investment income	(0.06)	(0.05)
Realized capital gains	(0.31)	(0.10)
Total distributions	(0.37)	(0.15)
Net asset value at end of period	$10.98	$9.20
Total return(B)	23.48%	8.60	%(C)
Ratios and supplemental data:
Net assets at end of period (000's)	$85,232	$82,546
Ratio to average net assets:
Net expenses	0.90%	0.94	%(D)
Gross expenses	0.90%	0.94	%(D)
Net investment income	0.47%	0.46	%(D)
Portfolio turnover rate	15%	18	%(C)(E)

Touchstone Common Stock Fund—Class I

Selected Data for a Share Outstanding Throughout Each Period

Year Ended December 31,
2020	2019	2018	2017	2016
Net asset value at beginning of period	$9.21	$7.28	$18.74	$15.52	$15.46
Income (loss) from investment operations:
Net investment income	0.07	0.08	0.14	(F)	0.22	0.25	(F)
Net realized and unrealized gains (losses) on investments	2.10	2.00	(1.00)	3.11	1.49
Total from investment operations	2.17	2.08	(0.86)	3.33	1.74
Distributions from:
Net investment income	(0.06)	(0.05)	(0.11)	(—)	(G)	(0.27)
Realized capital gains	(0.31)	(0.10)	(10.49)	(0.11)	(1.41)
Total distributions	(0.37)	(0.15)	(10.60)	(0.11)	(1.68)
Net asset value at end of period	$11.01	$9.21	$7.28	$18.74	$15.52
Total return(B)	23.68%	28.58%	(8.05%)	21.50%	11.26%
Ratios and supplemental data:
Net assets at end of period (000's)	$149,336	$139,536	$124,796	$158,438	$149,238
Ratio to average net assets:
Net expenses	0.73%	0.73%	0.73%	0.71%	0.73%
Gross expenses	0.80%	0.82%	0.83%	0.71%	0.73%
Net investment income	0.64%	0.82%	0.77%	1.21%	1.58%
Portfolio turnover rate	15%	18	%(E)	10%	84%	6%

(A)	Represents the period from commencement of operations (July 12, 2019) through December 31, 2019.

(B)	Total returns do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

(C)	Not annualized.

(D)	Annualized.

(E)	Portfolio turnover excludes the purchases and sales of securities of the Touchstone Focused Fund and the Touchstone Large Cap Core Equity Fund acquired on July 12, 2019. If these transactions were included, portfolio turnover would have been higher.

(F)	The net investment income per share was based on average shares outstanding for the period.

(G)	Less than $0.005 per share.

See accompanying Notes to Financial Statements.

Financial Highlights (Continued)

Touchstone Small Company Fund—Class I

Selected Data for a Share Outstanding Throughout Each Period

Year Ended December 31,
2020	2019	2018	2017	2016
Net asset value at beginning of period	$13.69	$12.69	$15.73	$13.58	$12.14
Income (loss) from investment operations:
Net investment income (loss)	0.01	0.02	0.01	(0.01)	0.01	(A)
Net realized and unrealized gains (losses) on investments	2.53	2.64	(1.11)	2.57	2.44
Total from investment operations	2.54	2.66	(1.10)	2.56	2.45
Distributions from:
Net investment income	(0.02)	—	(B)	—	(0.01)	(0.01)
Realized capital gains	(0.50)	(1.66)	(1.94)	(0.40)	(1.00)
Total distributions	(0.52)	(1.66)	(1.94)	(0.41)	(1.01)
Net asset value at end of period	$15.71	$13.69	$12.69	$15.73	$13.58
Total return(C)	18.70%	21.40%	(7.98%)	19.12%	20.23%
Ratios and supplemental data:
Net assets at end of period (000's)	$71,632	$64,630	$57,884	$70,339	$67,102
Ratio to average net assets:
Net expenses	0.76%	0.76%	0.76%	0.76%	0.76%
Gross expenses	0.87%	0.85%	0.84%	0.76%	0.76%
Net investment income (loss)	0.06%	0.13%	0.05%	(0.06%)	0.08%
Portfolio turnover rate	95%	85%	68%	68%	68%

Touchstone Aggressive ETF Fund — Class SC

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended December 31,
	2020	2019	2018	2017	2016
Net asset value at beginning of period	$16.79	$14.75	$16.83	$14.60	$13.73
Income (loss) from investment operations:
Net investment income	0.21	0.30	0.29	0.30	0.30
Net realized and unrealized gains (losses) on investments	1.77	2.98	(1.59)	2.22	0.79
Total from investment operations	1.98	3.28	(1.30)	2.52	1.09
Distributions from:
Net investment income	(0.30)	(0.28)	(0.29)	(0.29)	(0.22)
Realized capital gains	(0.32)	(0.96)	(0.49)	—	—
Total distributions	(0.62)	(1.24)	(0.78)	(0.29)	(0.22)
Net asset value at end of period	$18.15	$16.79	$14.75	$16.83	$14.60
Total return(C)	11.84%	22.38%	(7.84%)	17.29%	7.96%
Ratios and supplemental data:
Net assets at end of period (000's)	$20,550	$18,990	$16,894	$20,384	$19,514
Ratio to average net assets:
Net expenses(D)	0.75%	0.75%	0.75%	0.75%	0.75%
Gross expenses(D)	1.02%	1.00%	0.92%	0.90%	0.90%
Net investment income	1.29%	1.87%	1.60%	1.64%	1.80%
Portfolio turnover rate	33%	14%	21%	21%	109%

(A)	The net investment income (loss) per share was based on average shares outstanding for the period.

(B)	Less than $0.005 per share.

(C)	Total returns do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

(D)	Ratio does not include expenses of the underlying funds.

See accompanying Notes to Financial Statements.

Financial Highlights (Continued)

Touchstone Conservative ETF Fund — Class SC

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended December 31,
	2020	2019	2018	2017	2016
Net asset value at beginning of period	$12.15	$10.87	$11.74	$12.18	$11.84
Income (loss) from investment operations:
Net investment income	0.25	0.38	0.23	0.23	0.29
Net realized and unrealized gains (losses) on investments	0.95	1.30	(0.70)	0.99	0.37
Total from investment operations	1.20	1.68	(0.47)	1.22	0.66
Distributions from:
Net investment income	(0.33)	(0.33)	(0.21)	(0.26)	(0.19)
Realized capital gains	(0.36)	(0.07)	(0.19)	(1.40)	(0.13)
Total distributions	(0.69)	(0.40)	(0.40)	(1.66)	(0.32)
Net asset value at end of period	$12.66	$12.15	$10.87	$11.74	$12.18
Total return(A)	9.90%	15.47%	(4.02%)	10.06%	5.58%
Ratios and supplemental data:
Net assets at end of period (000's)	$13,427	$14,591	$17,044	$16,831	$17,456
Ratio to average net assets:
Net expenses(B)	0.75%	0.75%	0.75%	0.75%	0.75%
Gross expenses(B)	1.14%	1.04%	0.92%	0.93%	0.90%
Net investment income	1.60%	2.16%	2.05%	1.82%	1.78%
Portfolio turnover rate	37%	31%	38%	31%	109%

Touchstone Moderate ETF Fund — Class SC

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended December 31,
	2020	2019	2018	2017	2016
Net asset value at beginning of period	$12.05	$10.91	$12.26	$13.10	$13.33
Income (loss) from investment operations:
Net investment income	0.21	0.28	0.26	0.21	0.28
Net realized and unrealized gains (losses) on investments	1.12	1.78	(0.99)	1.56	0.64
Total from investment operations	1.33	2.06	(0.73)	1.77	0.92
Distributions from:
Net investment income	(0.27)	(0.26)	(0.24)	(0.25)	(0.22)
Realized capital gains	(0.39)	(0.66)	(0.38)	(2.36)	(0.93)
Total distributions	(0.66)	(0.92)	(0.62)	(2.61)	(1.15)
Net asset value at end of period	$12.72	$12.05	$10.91	$12.26	$13.10
Total return(A)	11.07%	18.96%	(6.02%)	13.66%	6.85%
Ratios and supplemental data:
Net assets at end of period (000's)	$17,931	$18,679	$18,659	$23,454	$24,641
Ratio to average net assets:
Net expenses(B)	0.75%	0.75%	0.75%	0.75%	0.75%
Gross expenses(B)	1.03%	0.98%	0.87%	0.84%	0.82%
Net investment income	1.42%	2.00%	1.80%	1.72%	1.83%
Portfolio turnover rate	34%	21%	20%	21%	98%

(A)	Total returns do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

(B)	Ratio does not include expenses of the underlying funds.

See accompanying Notes to Financial Statements.

Notes to Financial Statements
December 31, 2020

1. Organization

The Touchstone Variable Series Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated February 7, 1994. The Trust consists of the following seven funds (individually, a “Fund”, and collectively, the “Funds”):

Touchstone Balanced Fund (“Balanced Fund”)

Touchstone Bond Fund (“Bond Fund”)

Touchstone Common Stock Fund (“Common Stock Fund”)

Touchstone Small Company Fund (“Small Company Fund”)

Touchstone Aggressive ETF Fund (“Aggressive ETF Fund”)

Touchstone Conservative ETF Fund (“Conservative ETF Fund”)

Touchstone Moderate ETF Fund (“Moderate ETF Fund”)

Each Fund is diversified with the exception of the Common Stock Fund which is non-diversified.

The Agreement and Declaration of Trust permits the Trust to issue an unlimited number of shares of beneficial interest of each Fund. Shares of beneficial interest of each Fund are available as a funding vehicle for the separate accounts of life insurance companies issuing variable annuity and variable life insurance policies. As of December 31, 2020, a majority of the outstanding shares of the Aggressive ETF Fund, Conservative ETF Fund and Moderate ETF Fund were issued to separate accounts of Western-Southern Life Assurance Company, The Western & Southern Life Insurance Company, Integrity Life Insurance Company, National Integrity Life Insurance Company, and Columbus Life Insurance Company, which are all part of Western & Southern Financial Group, Inc. (“Western & Southern”), and certain supplemental executive retirement plans sponsored by Western & Southern and its affiliates.

The Bond Fund and Common Stock Fund offer Class SC shares and Class I shares. The Balanced Fund and Small Company Fund offer Class I shares. The Aggressive ETF Fund, Conservative ETF Fund and Moderate ETF Fund offer Class SC shares. The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The Funds’ prospectus provides a description of each Fund’s investment goal, policies, and strategies along with information on the classes of shares currently being offered.

2. Significant Accounting Policies

The following is a summary of the Funds’ significant accounting policies:

Each Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies.

Security valuation and fair value measurements — U.S. generally accepted accounting principles (“U.S. GAAP”) define fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. All investments in securities are recorded at their fair value. The Funds define the term “market value”, as used throughout this report, as the estimated fair value. The Funds use various methods to measure fair value of their portfolio securities on a recurring basis. U.S. GAAP fair value measurement standards require disclosure of a hierarchy that prioritizes inputs to valuation methods. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The aggregate value by input level, as of December 31, 2020, for each Fund’s investments, is included in the Funds’ Portfolio of Investments, which also includes a breakdown of the Funds’ investments by portfolio or sector allocation. The Funds did not hold or transfer any Level 3 categorized securities during the year ended December 31, 2020.

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

The Funds’ portfolio securities are valued as of the close of the regular session of trading on the New York Stock Exchange (“NYSE”) (currently 4:00 p.m., Eastern time or at the time as of which the NYSE establishes official closing prices). Portfolio securities traded on stock exchanges are valued at the last reported sale price, official close price, or last bid price if no sales are reported. Portfolio securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”) or from the primary exchange on

Notes to Financial Statements (Continued)

which the security trades. To the extent these securities are actively traded, they are categorized in Level 1 of the fair value hierarchy. Options and futures are valued at the last quoted sales price. If there is no such reported sale on the valuation date, long option positions are valued at the most recent bid price, and short option positions are valued at the most recent ask price on the valuation date and are categorized in Level 1. Shares of mutual funds in which the Funds invest are valued at their respective net asset value (“NAV”) as reported by the underlying funds and are categorized in Level 1.

Debt securities held by the Funds are valued at their evaluated bid by an independent pricing service or at their last broker-quoted bid prices as obtained from one or more of the major market makers for such securities. Independent pricing services use information provided by market makers or estimates of market values through accepted market modeling conventions. Observable inputs to the models may include prepayment speeds, pricing spread, yield, trade information, dealer quotes, market color, cash flow models, the securities’ terms and conditions, among others, and are generally categorized in Level 2. Investments in asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche, and are generally categorized in Level 2. Debt securities with remaining maturities of 60 days or less may be valued at amortized cost, provided such amount approximates market value and are categorized in Level 2. While this method provides consistency in valuation (and may only be used if it approximates market value), it may result in periods during which fair value, as determined by amortized cost, is higher or lower than the price that would be received if a Fund sold the investment.

Securities mainly traded on a non-U.S. exchange or denominated in foreign currencies are generally valued according to the preceding closing values on that exchange, translated to U.S. dollars using currency exchange rates as of the close of regular trading on the NYSE, and are generally categorized in Level 1. However, if an event that may change the value of a security occurs after the time that the closing value on the non-U.S. exchange was determined, but before the close of regular trading on the NYSE, the security may be priced based on fair value and is generally categorized in Level 2. This may cause the value of the security, if held on the books of a Fund, to be different from the closing value on the non-U.S. exchange and may affect the calculation of that Fund’s NAV. The Funds may use fair value pricing under the following circumstances, among others:

•	If the value of a security has been materially affected by events occurring before the Funds’ pricing time but after the close of the primary markets on which the security is traded.
•	If the exchange on which a portfolio security is principally traded closes early or if trading in a particular portfolio security was halted during the day and did not resume prior to the Funds’ NAV calculation.
•	If a security is so thinly traded that reliable market quotations are unavailable due to infrequent trading.
•	If the validity of market quotations is not reliable.

Securities held by the Funds that do not have readily available market quotations, significant observable inputs, or securities for which the available market quotations are not reliable, are priced at their estimated fair value using procedures approved by the Funds’ Board of Trustees and are generally categorized in Level 3.

Investment companies — The Funds may invest in securities of other investment companies, including exchange-traded funds (“ETFs”), open-end funds and closed-end funds. Open-end funds are investment companies that issue new shares continuously and redeem shares daily. Closed-end funds are investment companies that typically issue a fixed number of shares that trade on a securities exchange or over-the-counter (“OTC”). An ETF is an investment company that typically seeks to track the performance of an index by holding in its portfolio shares of all the companies, or a representative sample of the companies, that are components of a particular index. ETF shares are traded on a securities exchange based on their market value. The risks of investment in other investment companies typically reflect the risks of the types of securities in which the other investment companies invest. Investments in ETFs and closed-end funds are subject to the additional risk that their shares may trade at a premium or discount to their NAV. When a Fund invests in another investment company, shareholders of the Fund indirectly bear their proportionate share of the other investment company’s fees and expenses, including operating, registration, trustee, licensing, and marketing, as well as their share of the Fund’s fees and expenses.

Collateralized Loan Obligations — The Bond Fund may invest in collateralized loan obligations (“CLOs”). CLOs are types of asset-backed securities. A CLO is an entity that is backed by syndicated bank loans. The cash flows of the CLO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CLO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive higher ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Futures Contracts — The Balanced Fund and the Bond Fund may buy and sell futures contracts and related options to manage its exposure to changing interest rates and securities prices. Some strategies reduce the Fund’s exposure to price fluctuations, while others tend to increase its market exposure. Futures and options on futures can be volatile instruments and involve certain risks

Notes to Financial Statements (Continued)

that could negatively impact the Fund’s return. In order to avoid leveraging and related risks, when the Fund purchases futures contracts, it will collateralize its position by depositing an amount of cash or liquid securities, equal to the market value of the futures positions held, less margin deposits, in a segregated account with its custodian or otherwise “cover” its position in a manner consistent with the 1940 Act, or the rules of the Securities and Exchange Commission (the “SEC”) or interpretations thereunder. Collateral equal to the current fair value of the futures position will be determined on a daily basis.

When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contract. Risks of entering into futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that the Fund could lose more than the original margin deposit required to initiate the futures transaction. Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities. There is minimal counterparty credit risk involved in entering into futures contracts since they are exchange-traded instruments and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

As of December 31, 2020, the Funds did not hold any futures contracts.

Foreign currency translation — The books and records of the Funds are maintained in U.S. dollars and translated into U.S. dollars on the following basis:

(1)	market value of investment securities, assets and liabilities at the current rate of exchange on the valuation date; and
(2)	purchases and sales of investment securities, income, and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Funds do not isolate that portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

Real Estate Investment Trusts — The Funds may invest in real estate investment trusts (“REITs”) that involve risks not associated with investing in stocks. Risks associated with investments in REITs include declines in the value of real estate, general and economic conditions, changes in the value of the underlying property and defaults by borrowers. The value of assets in the real estate industry may go through cycles of relative underperformance and outperformance in comparison to equity securities markets in general. Dividend income is recorded using management’s estimate of the income included in distributions received from REIT investments. The actual amounts of income, return of capital and capital gains are only determined by each REIT after its fiscal year-end and may differ from the estimated amount. Estimates of income are adjusted in the Funds to the actual amounts when the amounts are determined.

Derivative instruments and hedging activities — The Balanced Fund and Bond Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement” or “MNA”) or similar agreement with certain counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and foreign exchange contracts, and typically contains, among other things, collateral posting terms and master netting provisions in the event of a default or termination. Under an ISDA Master Agreement, a party may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables or receivables with collateral held or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting). These default events include bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset.

When entering into a derivative transaction, a Fund may be required to post and maintain collateral or margin (including both initial and maintenance margin). Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared derivatives (financial futures contracts, options, and centrally cleared swaps). Brokers can ask for margining in excess of the clearing house’s minimum in certain circumstances. Collateral terms are contract specific for OTC derivatives (forward foreign currency contracts, options, and swaps). For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, are reported separately on the Statements of Assets and Liabilities as cash deposits held at prime broker and due to prime broker, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Portfolio of Investments. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.

Notes to Financial Statements (Continued)

Certain ISDA Master Agreements allow counterparties to OTC derivatives transactions to terminate derivative contracts prior to maturity in the event a Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreement, which would cause the Fund (counterparty) to accelerate payment of any net liability owed to the counterparty (Fund).

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

As of December 31, 2020, the Funds did not hold any assets and liabilities that were subject to a MNA.

The following table sets forth the effect of the Bond Fund’s derivative financial instruments by primary risk exposure on the Statements of Operations for the year ended December 31, 2020:

Fund	Derivatives not accounted for as hedging instruments under ASC 815	Realized Gain (Loss) on Derivatives	Change in Unrealized Appreciation (Depreciation) on Derivatives
Bond Fund	Futures - Interest Rate Contracts*	$(62,538)	$—

*       Statements of Operations Location: Net realized losses on futures contracts.

For the year ended December 31, 2020, the average quarterly notional value of outstanding derivative financial instruments was as follows:

Bond Fund
Interest rate contracts:
Futures Contracts - Notional value	$3,187,695

Portfolio securities loaned — The Funds may lend their portfolio securities. Lending portfolio securities exposes the Funds to the risk that the borrower may fail to return the loaned securities or may not be able to provide additional collateral or that the Funds may experience delays in recovery of the loaned securities or loss of rights in the collateral if the borrower fails financially. To minimize these risks, the borrower must agree to maintain cash collateral with the Funds’ custodian. The loaned securities are secured by collateral valued at least equal, at all times, to the market value of the loaned securities plus accrued interest, if any. When the collateral falls below specified amounts the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The cash collateral is reinvested by the Funds’ custodian into an approved short-term investment vehicle. The approved short-term investment vehicle is subject to market risk.

As of December 31, 2020, the following Funds loaned securities and received collateral as follows:

Fund	Security Type	Market Value of Securities Loaned*	Market Value of Collateral Received**	Net Amount***
Bond Fund	Corporate Bonds	$15,107	$15,696	$589
Aggressive ETF Fund	Exchange-Traded Funds	1,890,707	1,924,292	33,585
Conservative ETF Fund	Exchange-Traded Funds	2,520,355	2,574,005	53,650
Moderate ETF Fund	Exchange-Traded Funds	2,202,517	2,248,948	46,431

*	The remaining contractual maturity is overnight for all securities.

**	Gross amount of recognized liabilities for securities lending included in the Statements of Assets and Liabilities.

***	Net amount represents the net amount payable due to the borrower in the event of default.

All cash collateral is received, held, and administered by the Funds’ custodian for the benefit of the lending Fund in its custody account or other account established for the purpose of holding collateral in cash equivalents.

Funds participating in securities lending receive compensation in the form of fees. Securities lending income is derived from lending long securities from the Funds to creditworthy approved borrowers at rates that are determined based on daily trading volumes, float, short-term interest rates and market liquidity and is shown net of fees on the Statements of Operations. When a Fund lends securities, it retains the interest or dividends on the investment of any cash received as collateral, and the Fund continues to receive interest or dividends on the loaned securities.

Unrealized gain or loss on the market value of the loaned securities that may occur during the term of the loan is recognized by the Fund. The Fund has the right under the lending agreement to recover any loaned securities from the borrower on demand.

When-issued or delayed delivery transactions — Each Fund may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the

Notes to Financial Statements (Continued)

Fund will set aside liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining NAV. The Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Fund has sold a security on a delayed delivery basis, the Fund does not participate in future gains and losses with respect to the security.

Share valuation — The NAV per share of each class of shares of each Fund is calculated daily by dividing the total value of a Fund’s assets attributable to that class, less liabilities attributable to that class, by the number of outstanding shares of that class.

Investment income — Dividend income from securities is recognized on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Funds, where applicable. Interest income from securities is recorded on the basis of interest accrued, premium amortized and discount accreted. Realized gains and losses resulting from principal paydowns on mortgage-backed and asset-backed securities are included in interest income. Market discounts, original issue discount and market premiums on debt securities are accreted/amortized to interest income over the life of the security or to the appropriate call date, as applicable, with a corresponding adjustment in the cost basis of that security.

Distributions to shareholders — Each Fund intends to distribute to its shareholders substantially all of its income and capital gains. Each Fund declares and distributes net investment income, if any, annually, as a dividend to shareholders. Each Fund makes distributions of capital gains, if any, at least annually, net of applicable capital loss carryforwards. Income distributions and capital gain distributions are determined in accordance with income tax regulations. Recognition of the Funds’ net investment income from investments in underlying funds is affected by the timing of dividend declarations by the underlying funds.

Allocations — Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation for a Fund are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Class-specific expenses are charged directly to the class incurring the expense. Common expenses, which are not attributable to a specific class, are allocated daily to each class of shares based upon their proportionate share of total net assets of the Fund. Expenses not directly billed to a Fund are allocated proportionally among all the Funds in the Trust, and, if applicable, Touchstone Institutional Funds Trust,Touchstone Strategic Trust and Touchstone Funds Group Trust (collectively with the Trust, “Touchstone Fund Complex”), daily in relation to net assets of each Fund or another reasonable measure.

Security transactions — Security transactions are reflected for financial reporting purposes as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis.

Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

LIBOR Transition — Many debt securities, derivatives and other financial instruments in which the Funds may invest, as well as any borrowings made by the Funds from banks or from other lenders, utilize the London Interbank Offered Rate (“LIBOR”) as the reference or benchmark index for interest rate calculations. LIBOR is a measure of the average interest rate at which major global banks can borrow from one another. Plans are underway to phase out the use of LIBOR by June 30, 2023. The ICE Benchmark Administration Limited, the administrator of LIBOR, is expected to cease publishing most LIBOR maturities, including some US LIBOR maturities, on December 31, 2021, and the remaining and most liquid US LIBOR maturities on June 30, 2023. Before then, it is expected that market participants will transition to the use of different reference or benchmark indices. However, there is currently no definitive information regarding the future utilization of LIBOR or of any particular replacement index. As such, the potential effect of a transition away from LIBOR on the Funds’ investments cannot yet be determined.

3. Investment Transactions

Investment transactions (excluding short-term investments and U.S. Government securities) were as follows for the year ended December 31, 2020:

	Balanced Fund	Bond Fund	Common Stock Fund	Small Company Fund
Purchases of investment securities	$3,425,279	$36,158,220	$30,466,738	$51,489,474
Proceeds from sales and maturities	$4,238,512	$22,749,201	$61,126,368	$52,084,760

	Aggressive ETF Fund	Conservative ETF Fund	Moderate ETF Fund
Purchases of investment securities	$5,819,535	$4,847,092	$5,672,882

Notes to Financial Statements (Continued)

	Aggressive	Conservative	Moderate
	ETF Fund	ETF Fund	ETF Fund
Proceeds from sales and maturities	$6,262,013	$7,196,423	$8,005,301

For the year ended December 31, 2020, purchases and proceeds from sales and maturities in U.S. Government Securities were $8,328,931 and $10,408,409, respectively, for the Balanced Fund, and $124,670,900 and $142,756,565, respectively, for the Bond Fund.

4. Transactions with Affiliates and Other Related Parties

Certain officers of the Trust are also officers of Touchstone Advisors, Inc. (the “Advisor”),Touchstone Securities, Inc. (the “Underwriter”), or The Bank of New York Mellon (“BNY Mellon”), the Sub-Administrator to the Funds. Such officers receive no compensation from the Trust. The Advisor and the Underwriter are each wholly-owned subsidiaries of Western & Southern.

On behalf of the Funds, the Advisor pays each Independent Trustee a quarterly retainer plus additional retainers to the Lead Independent Trustee and the chairs of each standing committee. Interested Trustees do not receive compensation from the Funds. Each Independent Trustee also receives compensation for each board meeting and committee meeting attended. Each standing committee chair receives additional compensation for each committee meeting that he or she oversees. The Advisor is reimbursed by the Funds for the Independent Trustees’ compensation and out-of-pocket expenses relating to their services. The Funds accrued Trustee-related expenses of $145,726 for the year ended December 31, 2020.

MANAGEMENT & EXPENSE LIMITATION AGREEMENTS

The Advisor provides general investment supervisory services for the Funds, under the terms of an advisory agreement (the “Advisory Agreement”). Under the Advisory Agreement, each Fund pays the Advisor a fee, which is computed and accrued daily and paid monthly, at an annual rate based on average daily net assets of each Fund as shown in the table below.

Balanced Fund	0.55% on all assets
Bond Fund	0.40% on the first $300 million
0.35% on such assets over $300 million
Common Stock Fund	0.50% on the first $200 million
Small Company Fund	0.45% on the next $300 million
0.40% on such assets over $500 million
Aggressive ETF Fund	0.25% on the first $50 million
Conservative ETF Fund	0.23% on the next $50 million
Moderate ETF Fund	0.20% on such assets over $100 million

The Advisor has entered into investment sub-advisory agreements with the following parties (each, a “Sub-Advisor”):

Fort Washington Investment Advisors, Inc.*	Wilshire Associates Incorporated
Balanced Fund	Aggressive ETF Fund
Bond Fund	Conservative ETF Fund
Common Stock Fund	Moderate ETF Fund
Small Company Fund

*       Affiliate of the Advisor and wholly-owned subsidiary of Western & Southern.

The Advisor pays sub-advisory fees to each Sub-Advisor from its advisory fee.

The Advisor entered into an expense limitation agreement (the “Expense Limitation Agreement”) to contractually limit the annual operating expenses of the Funds, excluding: dividend and interest expenses relating to short sales; interest; taxes; brokerage commissions and other transaction costs; portfolio transaction and investment related expenses, including expenses associated with the Funds’ liquidity provider; other expenditures which are capitalized in accordance with U.S. GAAP; the cost of “Acquired Fund Fees and Expenses”, if any; and other extraordinary expenses not incurred in the ordinary course of business. The maximum annual operating expense limit in any year with respect to the Funds is based on a percentage of the average daily net assets of the Funds. The Advisor has agreed to waive a portion of its fees, and to reimburse certain fund expenses in order to maintain the following expense limitations for the Funds:

Fund	Class SC	Class I
Balanced Fund	—	0.85%
Bond Fund	0.97%	0.67%
Common Stock Fund	1.06%	0.73%

Notes to Financial Statements (Continued)

Fund	Class SC	Class I
Small Company Fund	—	0.76%
Aggressive ETF Fund	0.75%	—
Conservative ETF Fund	0.75%	—
Moderate ETF Fund	0.75%	—

These expense limitations will terminate on April 30, 2021 but can be terminated with respect to a Fund by a vote of the Funds’ Board if it deems the termination to be beneficial to the Fund’s shareholders.

During the year ended December 31, 2020, the Advisor or its affiliates waived investment advisory fees, administration fees or shareholder servicing fees and operating expenses of the Funds as follows:

Fund	Investment Advisory Fees Waived	Administration Fees Waived	Shareholder Servicing Fees and Operating Expenses Reimbursed/Waived	Total
Balanced Fund	$32,651	$11,835	$46,135	$90,621
Bond Fund	—	—	56,535	56,535
Common Stock Fund	—	—	90,446	90,446
Small Company Fund	—	35,269	29,362	64,631
Aggressive ETF Fund	—	12,508	35,715	48,223
Conservative ETF Fund	—	9,797	42,863	52,660
Moderate ETF Fund	—	12,252	36,874	49,126

Under the terms of the Expense Limitation Agreement, the Advisor is entitled to recover, subject to approval by the Funds’ Board, such amounts waived or reimbursed for a period of up to three years from the date on which the Advisor reduced its compensation or assumed expenses for the Funds. A Fund will make repayments to the Advisor only if such repayment does not cause the Fund’s operating expenses (after the repayment is taken into account) to exceed the Fund’s expense limit in place when such amounts were waived or reimbursed by the Advisor and the Fund’s current expense limitation.

As of December 31, 2020, the Advisor may seek recoupment of previously waived fees and reimbursed expenses as follows:

Fund	Expires on or before December 31, 2021	Expires on or before December 31, 2022	Expires on or before December 31, 2023	Total
Balanced Fund	$52,697	$108,321	$90,621	$251,639
Bond Fund	90,383	125,065	56,535	271,983
Common Stock Fund	142,925	124,593	90,446	357,964
Small Company Fund	57,315	55,878	64,631	177,824
Aggressive ETF Fund	28,074	26,382	48,223	102,679
Conservative ETF Fund	27,608	23,723	52,660	103,991
Moderate ETF Fund	25,559	27,614	49,126	102,299

ADMINISTRATION AGREEMENT

The Advisor entered into an Administration Agreement with the Trust, whereby the Advisor is responsible for: supplying executive and regulatory compliance services; supervising the preparation of tax returns; coordinating the preparation of reports to shareholders and reports to and filings with, the SEC and state securities authorities, as well as materials for meetings of the Board; calculating the daily NAV per share; and maintaining the financial books and records of each Fund.

For its services, the Advisor’s annual administrative fee is:

0.145% on the first $20 billion of the aggregate average daily net assets;
0.11% on the next $10 billion of aggregate average daily net assets;
0.09% on the next $10 billion of aggregate average daily net assets; and
0.07% on the aggregate average daily net assets over $40 billion.

The fee is computed and allocated among the Touchstone Fund Complex (excluding Touchstone Institutional Funds Trust) on the basis of relative daily net assets.

Notes to Financial Statements (Continued)

The Advisor has engaged BNY Mellon as the Sub-Administrator to the Trust. BNY Mellon provides administrative and accounting services to the Trust and is compensated directly by the Advisor, not the Trust.

TRANSFER AGENT AGREEMENT

Under the terms of the Transfer Agent Agreement between the Trust and BNY Mellon Investment Servicing (U.S.) Inc. (“Transfer Agent”), the Transfer Agent to the Funds, the Transfer Agent maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of each Fund’s shares, acts as dividend and distribution disbursing agent, and performs other shareholder service functions. For these services, the Transfer Agent receives a monthly fee from each Fund. In addition, each Fund pays out-of-pocket expenses incurred by the Transfer Agent, including, but not limited to, postage and supplies.

The Funds may reimburse the Advisor for fees paid to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions for sub-transfer agency, sub-administration and other services provided to investors whose shares of record are held in omnibus, other group accounts, retirement plans or accounts traded through registered securities clearing agents. These fees may vary based on, for example, the nature of services provided, but generally range up to 0.15% of the assets of the class serviced or maintained by the intermediary or up to $22 per sub-account maintained by the intermediary.

PLANS OF DISTRIBUTION

The Trust has adopted a Shareholder Services Plan under which Class SC shares of each Fund may directly or indirectly bear expenses for shareholder services provided. Each Fund offering Class SC shares will incur or reimburse expenses for shareholder services at an annual rate not to exceed 0.25% of the average daily net assets.

UNDERWRITING AGREEMENT

The Underwriter acts as exclusive agent for the distribution of the Funds’ shares. The Underwriter receives no compensation under this agreement.

INTERFUND TRANSACTIONS

Pursuant to Rule 17a-7 under the 1940 Act, the Funds may engage in purchase and sale transactions with funds that have a common investment advisor (or affiliated investment advisors), common Trustees and/or common Officers. During the year ended December 31, 2020, the Funds did not engage in any Rule 17a-7 transactions.

5. Liquidity

Interfund Lending — Pursuant to an Exemptive Order issued by the SEC on March 28, 2017, the Funds, along with certain other funds in the Touchstone Fund Complex, may participate in an interfund lending program. The interfund lending program provides an alternate credit facility that allows the Funds to lend to or borrow from other participating funds in the Touchstone Fund Complex, subject to the conditions of the Exemptive Order. The Funds may not borrow under the facility for leverage purposes and the loans’ duration may be no more than 7 days.

During the year ended December 31, 2020, the program was not utilized.

6. Federal Tax Information

Federal Income Tax — It is each Fund’s policy to continue to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its investment company taxable income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. It is each Fund’s policy to distribute all of its taxable income and accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare and pay as dividends in each calendar year at least 98% of its investment company taxable income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ending October 31) plus undistributed amounts from prior years.

The tax character of distributions paid for the years ended December 31, 2020 and 2019 is as follows:

Notes to Financial Statements (Continued)

	Balanced Fund		Bond Fund		Common Stock Fund
	2020	2019	2020	2019	2020	2019
From ordinary income	$363,954	$229,313	$1,750,639	$1,256,802	$1,270,647	$2,959,215
From long-term capital gains	489,772	2,230	—	—	6,516,479	589,554
Total distributions	$853,726	$231,543	$1,750,639	$1,256,802	$7,787,126	$3,548,769

	Small Company Fund		Aggressive ETF Fund		Conservative ETF Fund		Moderate ETF Fund
	2020	2019	2020	2019	2020	2019	2020	2019
From ordinary income	$90,022	$749,375	$338,153	$310,120	$376,878	$407,817	$382,074	$395,733
From long-term capital gains	2,217,235	6,266,072	348,717	1,015,651	327,295	61,893	512,296	948,910
Total distributions	$2,307,257	$7,015,447	$686,870	$1,325,771	$704,173	$469,710	$894,370	$1,344,643

The following information is computed on a tax basis for each item as of December 31, 2020:

	Balanced Fund	Bond Fund	Common Stock Fund
Tax cost of portfolio investments	$13,411,541	$98,299,475	$138,692,337
Gross unrealized appreciation on investments	5,448,876	6,976,626	102,587,033
Gross unrealized depreciation on investments	(187,393)	(260,158)	(5,172,408)
Net unrealized appreciation (depreciation) on investments	5,261,483	6,716,468	97,414,625
Gross unrealized appreciation on foreign currency transactions	—	—	546
Undistributed ordinary income	310,998	3,142,324	1,512,848
Undistributed long-term capital gains	649,740	—	7,816,119
Capital loss carryforwards	—	(1,682,533)	—
Other temporary differences	—	(12,070)	—
Distributable earnings (deficit)	$6,222,221	$8,164,189	$106,744,138

	Small Company Fund	Aggressive ETF Fund	Conservative ETF Fund	Moderate ETF Fund
Tax cost of portfolio investments	$48,704,735	$17,633,346	$13,483,636	$16,672,786
Gross unrealized appreciation on investments	25,142,717	4,922,879	2,617,838	3,554,226
Gross unrealized depreciation on investments	(1,730,599)	(2,687)	(47,745)	(208)
Net unrealized appreciation (depreciation) on investments	23,412,118	4,920,192	2,570,093	3,554,018
Undistributed ordinary income	69,653	409,819	406,426	457,326
Undistributed long-term capital gains	1,387,579	183,633	281,609	330,093
Distributable earnings (deficit)	$24,869,350	$5,513,644	$3,258,128	$4,341,437

The difference between the tax cost of portfolio investments and the financial statement cost is primarily due to wash sale loss deferrals and non-taxable distributions from corporate stock.

As of December 31 2020, the Funds had the following capital loss carryforwards for federal income tax purposes:

	No Expiration Short Term	No Expiration Long Term	Total
Bond Fund	$170,538	$1,511,995	$1,682,533

The capital loss carryforwards may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders. Future utilization is subject to limitations under current tax law.

During the year ended December 31, 2020, the following Fund utilized capital loss carryforwards:

Fund	Utilized
Bond Fund	$1,681,919

Under current laws, certain capital losses realized after October 31 and ordinary losses realized after December 31 may be deferred (and certain ordinary losses after October and/or December 31 may be deferred) and treated as occurring on the first day of the following fiscal year. For the year ended December 31, 2020, the Funds did not elect to defer any losses.

The Funds have analyzed their tax positions taken or to be taken on federal income tax returns for all open tax years (tax years ended December 31, 2017 through 2020) and have concluded that no provision for income tax is required in their financial statements.

Notes to Financial Statements (Continued)

Certain reclassifications, the result of permanent differences between financial statement and income tax reporting requirements, have been made to the components of capital as presented on the Statements of Assets and Liabilities. These reclassifications have no impact on the net assets or NAV per share of the Fund. The following reclassifications, which are primarily attributed to various temporary book/tax differences due to mergers, have been made to the following Fund for the year ended December 31, 2020.

Fund	Paid-In Capital	Distributable Earnings
Bond Fund	$9,227	$(9,227)

7. Commitments and Contingencies

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds.

8. Principal Risks

Risks Associated with Foreign Investments — Some of the Funds may invest in the securities of foreign issuers. Investing in securities issued by companies whose principal business activities are outside the U.S. may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets of a Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the U.S., and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers, and issuers than in the U.S.

Risks Associated with Sector Concentration — Certain Funds may invest a high percentage of their assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, these Funds may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility in the Funds’ NAVs and magnified effect on the total return.

Risks Associated with Credit — An issuer may be unable to make timely payments of either principal or interest. This may cause the issuer’s securities to decline in value. Credit risk is particularly relevant to those Funds that invest a significant amount of their assets in junk bonds or lower-rated securities.

Risks Associated with Interest Rate Changes — The price of debt securities is generally linked to the prevailing market interest rates. In general, when interest rates rise, the prices of debt securities fall, and when interest rates fall, the price of debt securities rises. The price volatility of a debt security also depends on its maturity. Longer-term securities are generally more volatile, so the longer the average maturity or duration of these securities, the greater their price risk. Duration is a measure of the expected life, taking into account any prepayment or call features of the security, that is used to determine the price sensitivity of the security for a given change in interest rates. Specifically, duration is the change in the value of a fixed-income security that will result from a 1% change in interest rates, and generally is stated in years. For example, as a general rule a 1% rise in interest rates means a 1% fall in value for every year of duration. Maturity, on the other hand, is the date on which a fixed-income security becomes due for payment of principal. The negative impact on fixed income securities if interest rates increase as a result could negatively impact a Fund’s NAV.

Risks Associated with Health Crises — An outbreak of respiratory disease caused by COVID-19 was first detected in China in December 2019 and subsequently spread internationally. As of the date of issuance of these financial statements, COVID-19 has resulted in closing borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of COVID-19 may be short term or may last for an extended period of time and result in a substantial economic downturn. The impact of this outbreak, and other epidemics and pandemics that may arise in the future, could negatively affect the worldwide economy, as well as the economies of individual countries, individual companies and the market in general in significant and unforeseen ways. Any such impact could adversely affect a Fund’s performance, the performance of the securities in which a Fund invests and may lead to losses on your investment in a Fund.

Please see the Funds’ prospectus for a complete discussion of these and other risks.

Notes to Financial Statements (Continued)

9. Subsequent Events

Subsequent events occurring after the date of this report have been evaluated for potential impact to this report through the date the financial statements were issued.

At a meeting of the Board of Trustees (the “Board”) of the Trust held on November 19, 2020, the Board approved the reorganization of the Aggressive ETF Fund, Conservative ETF Fund and Moderate ETF Fund into the Balanced Fund, a series of the Trust, subject to shareholder approval. The reorganization is expected to be completed on or about April 16, 2021.

There were no other subsequent events that necessitated recognition or disclosure in the Funds’ financial statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Touchstone Variable Series Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Touchstone Variable Series Trust (the “Trust”) (comprising the Touchstone Balanced Fund, Touchstone Bond Fund, Touchstone Common Stock Fund, Touchstone Small Company Fund, Touchstone Aggressive ETF Fund, Touchstone Conservative ETF Fund and Touchstone Moderate ETF Fund (collectively referred to as the “Funds”)), including the portfolios of investments, as of December 31, 2020, and the related statements of operations and changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds comprising Touchstone Variable Series Trust at December 31, 2020, the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Funds comprising the Touchstone Variable Series Trust	Statement of Operations	Statements of changes in net assets	Financial Highlights
Touchstone Aggressive ETF Fund Touchstone Conservative ETF Fund Touchstone Moderate ETF Fund	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
Touchstone Balanced Fund Touchstone Bond Fund Touchstone Common Stock Fund Touchstone Small Company Fund	For the year ended December 31, 2020	For each of the two years in the period ended December 31,2020	For each of the four years in the period ended December 31, 2020

The financial highlights of Touchstone Balanced Fund, Touchstone Bond Fund, Touchstone Common Stock Fund and Touchstone Small Company Fund for the year ended December 31, 2016 were audited by other auditors, whose report dated February 16, 2017 expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Report of Independent Registered Public Accounting Firm (Continued)

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Touchstone Investments’ investment companies since 1999.

Cincinnati, Ohio
February 19, 2021

Other Items (Unaudited)

Dividend Received Deduction

For corporate shareholders, the following ordinary distributions paid during the fiscal year ended December 31, 2020 qualify for the corporate dividends received deduction. The Funds intend to pass through the maximum allowable percentage.

Balanced Fund	28.97%
Common Stock Fund	100.00%
Small Company Fund	100.00%
Aggressive ETF Fund	49.15%
Conservative ETF Fund	17.04%
Moderate ETF Fund	31.60%

For the fiscal year ended December 31, 2020, the Funds designated long-term capital gains as follows:

Balanced Fund	$649,757
Common Stock Fund	$7,816,280
Small Company Fund	$2,217,235
Aggressive ETF Fund	$348,717
Conservative ETF Fund	$327,295
Moderate ETF Fund	$512,296

Proxy Voting Guidelines and Proxy Voting Records

The Sub-Advisors are responsible for exercising the voting rights associated with the securities purchased and held by the Funds. A description of the policies and procedures that the Sub-Advisors use in fulfilling this responsibility is available as an appendix to the most recent Statement of Additional Information, which can be obtained without charge by calling toll free 1.800.543.0407 or by visiting the Touchstone website at Touchstone Investments.com or on the Securities and Exchange Commission’s (the “Commission”) website at sec.gov. Information regarding how those proxies were voted during the most recent twelve-month period ended June 30, which will be filed by August 31 of that year, is also available without charge by calling toll free 1.800.543.0407 or on the Commission’s website at sec.gov.

Quarterly Portfolio Disclosure

Each Fund’s holdings as of the end of the third month of every fiscal quarter will be disclosed on Form N-PORT within 60 days of the end of the fiscal quarter. The complete listing of each Fund’s portfolio holdings is available on the Commission’s website and will be made available to shareholders upon request by calling 1.800.543.0407.

Schedule of Shareholder Expenses

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees; shareholder servicing fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2020 through December 31, 2020).

Actual Expenses

The first line for each share class of a Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the six months ended December 31, 2020” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of a Fund in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Other Items (Unaudited) (Continued)

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table below for each Fund is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Net Expense Ratio Annualized December 31, 2020	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During the Six Months Ended December 31, 2020*
Touchstone Balanced Fund - Class I
Actual	0.85%	$1,000.00	$1,178.80	$4.66
Hypothetical	0.85%	$1,000.00	$1,020.86	$4.32
Touchstone Bond Fund
Class SC
Actual	0.77%	$1,000.00	$1,043.10	$3.95
Hypothetical	0.77%	$1,000.00	$1,021.27	$3.91
Class I
Actual	0.67%	$1,000.00	$1,044.00	$3.44
Hypothetical	0.67%	$1,000.00	$1,021.77	$3.40
Touchstone Common Stock Fund
Class SC
Actual	0.88%	$1,000.00	$1,272.20	$5.03
Hypothetical	0.88%	$1,000.00	$1,020.71	$4.47
Class I
Actual	0.73%	$1,000.00	$1,272.70	$4.17
Hypothetical	0.73%	$1,000.00	$1,021.47	$3.71
Touchstone Small Company Fund - Class I
Actual	0.76%	$1,000.00	$1,394.80	$4.57
Hypothetical	0.76%	$1,000.00	$1,021.32	$3.86
Touchstone Aggressive ETF Fund - Class SC**
Actual	0.75%	$1,000.00	$1,189.20	$4.13
Hypothetical	0.75%	$1,000.00	$1,021.37	$3.81
Touchstone Conservative ETF Fund - Class SC**
Actual	0.75%	$1,000.00	$1,103.60	$3.97
Hypothetical	0.75%	$1,000.00	$1,021.37	$3.81
Touchstone Moderate ETF Fund - Class SC**
Actual	0.75%	$1,000.00	$1,145.90	$4.05
Hypothetical	0.75%	$1,000.00	$1,021.37	$3.81

* Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect one-half year period).

** The annualized expense ratio for the Fund does not include fees and expenses of the underlying funds in which the Fund invests.

Liquidity Risk Management

The Funds have adopted and implemented a written liquidity risk management program (the “LRM Program”) as required by Rule 22e-4 under the Investment Company Act of 1940. Rule 22e-4 requires that each Fund adopt a program that is reasonably designed to assess and manage the Funds’ liquidity risk, which is the risk that a Fund could not meet redemption requests without significant dilution of remaining investors’ interests in a Fund.

Assessment and management of a Fund’s liquidity risk under the LRM Program takes into consideration certain factors, such as a Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions, its short- and long-term cash-flow projections during both normal and reasonably foreseeable stressed conditions, and its cash and cash-equivalent holdings and access to other funding sources. As required by the rule, the LRM Program includes policies and procedures for classification of Fund portfolio holdings in four liquidity categories, maintaining certain levels of highly liquid investments, and limiting holdings of illiquid investments.

The Board of Trustees of the Trust approved the appointment of a LRM Program administrator responsible for administering the LRM Program and for carrying out the specific responsibilities set forth in the LRM Program, including reporting to the Board on at least an annual basis regarding the LRM Program’s operation, its adequacy, and the effectiveness of its implementation for the past year (the “Program Administrator Report”). The Board has reviewed the Program Administrator Report covering the period from May 17, 2019 through May 14, 2020 (the “Review Period”). The Program Administrator Report stated that during the Review Period the Program operated and was implemented effectively to manage the Funds’ liquidity risk.

Other Items (Unaudited) (Continued)

Advisory and Sub-Advisory Agreement Approval Disclosure

At a meeting held on November 19, 2020, the Board of Trustees (the “Board” or “Trustees”) of the Touchstone Variable Series Trust (the “Trust”), and by a separate vote, the Independent Trustees of the Trust, approved the continuance of the Investment Advisory Agreement between the Trust and the Advisor with respect to each Fund of the Trust, and the continuance of the Sub-Advisory Agreement between the Advisor and each Fund’s respective Sub-Advisor.

In determining whether to approve the continuation of the Investment Advisory Agreement and the Sub-Advisory Agreements, the Advisor furnished information necessary for a majority of the Independent Trustees to make the determination that the continuance of the Investment Advisory Agreement and each Sub-Advisory Agreement was in the best interests of the respective Funds and their shareholders. The information provided to the Board included: (1) industry data comparing advisory fees and total expense ratios of comparable funds; (2) comparative performance information; (3) the Advisor’s and its affiliates’ revenues and costs of providing services to the Funds; and (4) information about the Advisor’s and Sub-Advisors’ personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Investment Advisory Agreement and the Sub-Advisory Agreements with management and experienced independent legal counsel and received materials from such counsel discussing the legal standards for their consideration of the proposed continuation of the Investment Advisory Agreement and each Sub-Advisory Agreement. The Independent Trustees also reviewed the proposed continuation of the Investment Advisory Agreement and each Sub-Advisory Agreement with independent legal counsel in private sessions at which no representatives of management were present.

In approving the Funds’ Investment Advisory Agreement, the Board considered various factors, among them: (1) the nature, extent and quality of services provided to the Funds, including the personnel providing such services; (2) the Advisor’s compensation and profitability; (3) a comparison of fees and performance with comparable funds; (4) economies of scale; and (5) the terms of the Investment Advisory Agreement. The Board’s analysis of these factors is set forth below. The Independent Trustees were advised by independent legal counsel throughout the process.

Nature, Extent and Quality of Advisor Services. The Board considered the level and depth of knowledge of the Advisor, including the professional experience and qualifications of senior personnel. In evaluating the quality of services provided by the Advisor, the Board took into account its familiarity with the Advisor’s senior management through Board meetings, discussions and reports during the preceding year.The Board also took into account the Advisor’s compliance policies and procedures.The quality of administrative and other services, including the Advisor’s role in coordinating the activities of the Funds’ other service providers, was also considered. The Board also considered the Advisor’s relationship with its affiliates and the resources available to them, as well as any potential conflicts of interest.

The Board discussed the Advisor’s effectiveness in monitoring the performance of each Sub-Advisor, including the one that was an affiliate of the Advisor, and the Advisor’s timeliness in responding to performance issues. The Board considered the Advisor’s process for monitoring each of the Sub-Advisors, which includes an examination of both qualitative and quantitative elements of the Sub-Advisor’s organization, personnel, procedures, investment discipline, infrastructure and performance. The Board considered that the Advisor conducts periodic compliance due diligence of each Sub-Advisor, during which the Advisor examines a wide variety of factors, such as the financial condition of the Sub-Advisor, the quality of the Sub-Advisor’s systems, the effectiveness of the Sub-Advisor’s disaster recovery programs, trade allocation and execution procedures, compliance with the Sub-Advisor’s policies and procedures, results of regulatory examinations and any other factors that might affect the quality of services that the Sub-Advisor provides to the applicable Fund(s). The Board noted that the Advisor’s compliance monitoring processes also include quarterly reviews of compliance certifications, and that any issues arising from such reviews and the Advisor’s compliance visits to the Sub-Advisors are reported to the Board.

The Trustees concluded that they were satisfied with the nature, extent and quality of services provided to each Fund by the Advisor under the Investment Advisory Agreement.

Advisor’s Compensation and Profitability. The Board took into consideration the financial condition and profitability of the Advisor and its affiliates (including the affiliated Sub-Advisor to certain of the Funds) and the direct and indirect benefits derived by the Advisor and its affiliates from the Advisor’s relationship with the Funds. The information considered by the Board included operating profit margin information for the Advisor’s business as a whole. The Board noted that the Advisor had waived a portion of advisory fees and administrative fees and/or reimbursed expenses in order to limit each Fund’s net operating expenses. The Board also noted that the Advisor pays the Sub-Advisors’ sub-advisory fees out of the advisory fees the Advisor receives from the Funds. The Board reviewed the profitability of the Advisor’s relationship with the Funds both before and after tax expenses, and also considered whether the Advisor has the financial wherewithal to continue to provide services to the Funds, noting the ongoing commitment of the Advisor’s parent company with respect to providing support and resources as needed. The Board also noted that the Advisor derives benefits to its reputation and other benefits from its association with the Funds. The Board also considered that affiliates of the Advisor may benefit from certain indirect tax benefits, including those relating to dividend received deductions.

Other Items (Unaudited) (Continued)

The Board recognized that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to each Fund and the entrepreneurial risk that it assumes as Advisor. Based upon their review, the Trustees concluded that the Advisor’s and its affiliates’ level of profitability, if any, from their relationship with each Fund was reasonable and not excessive.

Expenses and Performance. The Board compared the respective advisory fees and total expense ratios for each of the Funds with various comparative data, including the median and average advisory fees and total expense ratios of each Fund’s respective peer group. The Board also considered, among other data, the Funds’ respective performance results during the six-month, twelve-month and thirty-six-month periods ended September 30, 2020 and noted that the Board reviews on a quarterly basis detailed information about each Fund’s performance results, portfolio composition and investment strategies. The Board also took into account current market conditions and their effect on the Funds’ performance.

The Board also considered the effect of each Fund’s growth and size on its performance and expenses. The Board noted that the Advisor had waived a portion of the fees and/or reimbursed expenses of the Funds in order to reduce those Funds’ respective operating expenses to targeted levels. The Board noted that the sub-advisory fees under the Sub-Advisory Agreement with respect to each Fund were paid by the Advisor out of the advisory fees it receives from the Fund and considered the impact of such sub-advisory fees on the profitability of the Advisor. In reviewing the respective total expense ratios and performance of each of the Funds, the Board also took into account the nature, extent and quality of the services provided to the Funds by the Advisor and its affiliates.

The Board considered, among other data, the specific factors and related conclusions set forth below with respect to each Fund:

Touchstone Aggressive ETF Fund. The Fund’s advisory fee and total expense ratio (net of applicable expense waivers and reimbursements) were above the median and below the median, respectively, of its peer group. The Board noted that the Advisor was currently waiving and/or reimbursing a portion of the Fund’s fees and/or expenses. The Fund’s performance for each of the six- and thirty-six-month periods ended September 30, 2020 was in the 3rd quintile of its peer group, while the Fund’s performance for the twelve-month period ended September 30, 2020 was in the 2nd quintile of its peer group. The Board noted management’s recommendation that the Fund be merged into another Touchstone Fund. Based upon their review, the Trustees concluded that the Fund’s overall performance was satisfactory relative to the performance of funds with similar investment objectives and relevant indices, and that the advisory fee was reasonable in light of the services received by the Fund from the Advisor and the other factors considered.

Touchstone Balanced Fund. The Fund’s advisory fee and total expense ratio (net of applicable expense waivers and reimbursements) were each below the median of its peer group. The Board noted that the Advisor was currently waiving and/or reimbursing a portion of the Fund’s fees and/or expenses. The Fund’s performance for each of the six-, twelve- and thirty-six-month periods ended September 30, 2020 was in the 1st quintile of its peer group. Based upon their review, the Trustees concluded that the Fund’s overall performance was satisfactory relative to the performance of funds with similar investment objectives and relevant indices, and that the advisory fee was reasonable in light of the services received by the Fund from the Advisor and the other factors considered.

Touchstone Bond Fund. The Fund’s advisory fee and total expense ratio (net of applicable expense waivers and reimbursements) were below the median and above the median, respectively, of its peer group. The Board noted that the Advisor was currently waiving and/or reimbursing a portion of the Fund’s fees and/or expenses. The Fund’s performance for each of the six- and twelve-month periods ended September 30, 2020 was in the 1st quintile of its peer group, while the Fund’s performance for the thirty-six-month period ended September 30, 2020 was in the 2nd quintile of its peer group. Based upon their review, the Trustees concluded that the Fund’s overall performance was satisfactory relative to the performance of funds with similar investment objectives and relevant indices, and that the advisory fee was reasonable in light of the services received by the Fund from the Advisor and the other factors considered.

Touchstone Common Stock Fund. The Fund’s advisory fee and total expense ratio (net of applicable expense waivers and reimbursements) were below the median and at the median, respectively, of its peer group. The Board noted that the Advisor was currently waiving and/or reimbursing a portion of the Fund’s fees and/or expenses. The Fund’s performance for each of the six- and twelve-month periods ended September 30, 2020 was in the 1st quintile of its peer group, while the Fund’s performance for the thirty-six-month period ended September 30, 2020 was in the 3rd quintile of its peer group. Based upon their review, the Trustees concluded that the Fund’s overall performance was satisfactory relative to the performance of funds with similar investment objectives and relevant indices, and that the advisory fee was reasonable in light of the services received by the Fund from the Advisor and the other factors considered.

Touchstone Conservative ETF Fund. The Fund’s advisory fee and total expense ratio (net of applicable expense waivers and reimbursements) were above the median and below the median, respectively, of its peer group. The Board noted that the Advisor was currently waiving and/or reimbursing a portion of the Fund’s fees and/or expenses. The Fund’s performance for each of the six-, twelve- and thirty-six-month periods ended September 30, 2020 was in the 2nd quintile of its peer group. The Board noted management’s recommendation that the Fund be merged into another Touchstone Fund. Based upon their review, the Trustees concluded that the Fund’s overall performance was satisfactory relative to the performance of funds with similar investment objectives and relevant indices, and that the advisory fee was reasonable in light of the services received by the Fund from the Advisor and the other factors considered.

Other Items (Unaudited) (Continued)

Touchstone Moderate ETF Fund. The Fund’s advisory fee and total expense ratio (net of applicable expense waivers and reimbursements) were at the median and below the median, respectively, of its peer group. The Board noted that the Advisor was currently waiving and/or reimbursing a portion of the Fund’s fees and/or expenses. The Fund’s performance for each of the six-, twelve- and thirty-six-month periods ended September 30, 2020 was in the 3rd quintile of its peer group. The Board noted management’s recommendation that the Fund be merged into another Touchstone Fund. Based upon their review, the Trustees concluded that the Fund’s overall performance was satisfactory relative to the performance of funds with similar investment objectives and relevant indices, and that the advisory fee was reasonable in light of the services received by the Fund from the Advisor and the other factors considered.

Touchstone Small Company Fund. The Fund’s advisory fee and total expense ratio (net of applicable expense waivers and reimbursements) were each below the median of its peer group. The Board noted that the Advisor was currently waiving and/or reimbursing a portion of the Fund’s fees and/or expenses. The Fund’s performance for each of the six- and twelve-month periods ended September 30, 2020 was in the 3rd quintile, while the Fund’s performance for the thirty-six-month period ended September 30, 2020 was in the 2nd quintile of its peer group. Based upon their review, the Trustees concluded that the Fund’s overall performance was satisfactory relative to the performance of funds with similar investment objectives and relevant indices, and that the advisory fee was reasonable in light of the services received by the Fund from the Advisor and the other factors considered.

Economies of Scale. The Board considered the effect of each Fund’s current size and potential growth on its performance and expenses. The Board took into account management’s discussion of the Funds’ advisory fee structure. The Board considered the effective advisory fees under the Investment Advisory Agreement as a percentage of assets at different asset levels and possible economies of scale that might be realized if the assets of each Fund increase. The Board noted that the advisory fee schedules for all but one of the Funds contain breakpoints that would reduce the advisory fee rate on assets above specified levels as the respective Fund’s assets increased and considered the necessity of adding breakpoints with respect to the one Fund that currently did not have such breakpoints in its advisory fee schedule. The Board determined that adding breakpoints at specified levels to the advisory fee schedule of the one Fund that currently did not have such breakpoints was not appropriate at that time. The Board also noted that if a Fund’s assets increase over time, the Fund might realize other economies of scale if assets increase proportionally more than certain other expenses. The Board also considered the fact that, under the Investment Advisory Agreement, the advisory fee payable to the Advisor by a Fund was reduced by the total sub-advisory fee paid by the Advisor to the Fund’s Sub-Advisor.

Conclusion. In considering the renewal of the Funds’ Investment Advisory Agreement, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to the various factors. The Trustees evaluated all information available to them on a Fund-by-Fund basis, and their determinations were made separately with respect to each Fund. The Board reached the following conclusions regarding the Funds’ Investment Advisory Agreement with the Advisor, among others: (a) the Advisor demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Advisor maintains an appropriate compliance program; (c) the overall performance of each Fund is satisfactory relative to the performance of funds with similar investment objectives and relevant indices; and (d) each Fund’s advisory fee is reasonable in light of the services received by the Fund from the Advisor and the other factors considered. Based on their conclusions, the Trustees determined with respect to each Fund that continuation of the Investment Advisory Agreement was in the best interests of the Fund and its shareholders.

In approving the applicable Funds’ respective Sub-Advisory Agreements, the Board considered various factors with respect to each Fund and the applicable Sub-Advisory Agreement, among them: (1) the nature, extent and quality of services provided to the Fund, including the personnel providing such services; (2) the Sub-Advisor’s compensation; (3) a comparison of the sub-advisory fee and performance with comparable funds; and (4) the terms of the Sub-Advisory Agreement. The Board’s analysis of these factors is set forth below. The Independent Trustees were advised by independent legal counsel throughout the process.

Nature, Extent and Quality of Services Provided; Investment Personnel. The Board considered information provided by the Advisor regarding the services provided by each Sub-Advisor, including information presented periodically throughout the previous year. The Board noted the affiliation of the Sub-Advisor to certain of the Funds with the Advisor, noting any potential conflicts of interest. The Board also noted that, on a periodic basis, the Board meets with portfolio managers of the Sub-Advisors to discuss their respective performance and investment processes and strategies. The Board considered each Sub-Advisor’s level of knowledge and investment style. The Board reviewed the experience and credentials of the applicable investment personnel who are responsible for managing the investment of portfolio securities with respect to the Funds. The Board also noted each Sub-Advisor’s brokerage practices.

Sub-Advisor’s Compensation, Profitability and Economies of Scale. The Board also took into consideration the financial condition of each Sub-Advisor and any indirect benefits derived by each Sub-Advisor and its affiliates from the Sub-Advisor’s relationship with the Funds. In considering the profitability to each Sub-Advisor of its relationship with the Funds, the Board noted the undertaking of the Advisor to maintain expense limitations for the Funds and also noted that the sub-advisory fees under the Sub-Advisory Agreements were paid by the Advisor out of the advisory fees that it receives under the Investment Advisory Agreement and in addition, with respect to the unaffiliated Sub-Advisors, are negotiated at arm’s length. As a consequence, the profitability to each Sub-Advisor of its relationship with a Fund was not a substantial factor in the Board’s deliberations. For similar reasons, the Board did not consider the potential economies of scale in each Sub-Advisor’s management of the applicable Fund to be a substantial

Other Items (Unaudited) (Continued)

factor in its consideration, although the Board noted that the sub-advisory fee schedule for all but two of the Funds contained breakpoints that would reduce the sub-advisory fee rate on assets above specified levels as the applicable Fund’s assets increased.

Sub-Advisory Fees and Fund Performance. The Board considered that each Fund pays an advisory fee to the Advisor and that the Advisor pays the sub-advisory fee to the Sub-Advisor out of the advisory fee it receives from the respective Fund. The Board also compared the sub-advisory fees paid by the Advisor to fees charged by each Sub-Advisor to manage comparable institutional separate accounts, as applicable. The Board considered the amount retained by the Advisor and the sub-advisory fee paid to each Sub-Advisor with respect to the various services provided by the Advisor and the Sub-Advisor. The Board also noted that the Advisor negotiated the sub-advisory fee with each of the unaffiliated Sub-Advisors at arm’s length. The Board reviewed the sub-advisory fee for each Fund in relation to various comparative data, including the median and average sub-advisory fees of each Fund’s peer group, and considered the following information:

Touchstone Aggressive ETF Fund. The Fund’s sub-advisory fee was above the median of its peer group. Based upon their review, the Trustees concluded that the sub-advisory fee was reasonable in light of the services received by the Fund from the Sub-Advisor and the other factors considered.

Touchstone Balanced Fund. The Fund’s sub-advisory fee was below the median of its peer group. Based upon their review, the Trustees concluded that the sub-advisory fee was reasonable in light of the services received by the Fund from the Sub-Advisor and the other factors considered.

Touchstone Bond Fund. The Fund’s sub-advisory fee was above the median of its peer group. Based upon their review, the Trustees concluded that the sub-advisory fee was reasonable in light of the services received by the Fund from the Sub-Advisor and the other factors considered.

Touchstone Common Stock Fund. The Fund’s sub-advisory fee was above the median of its peer group. Based upon their review, the Trustees concluded that the sub-advisory fee was reasonable in light of the services received by the Fund from the Sub-Advisor and the other factors considered.

Touchstone Conservative ETF Fund. The Fund’s sub-advisory fee was above the median of its peer group. Based upon their review, the Trustees concluded that the sub-advisory fee was reasonable in light of the services received by the Fund from the Sub-Advisor and the other factors considered.

Touchstone Moderate ETF Fund. The Fund’s sub-advisory fee was above the median of its peer group. Based upon their review, the Trustees concluded that the sub-advisory fee was reasonable in light of the services received by the Fund from the Sub-Advisor and the other factors considered.

Touchstone Small Company Fund. The Fund’s sub-advisory fee was below the median of its peer group. Based upon their review, the Trustees concluded that the sub-advisory fee was reasonable in light of the services received by the Fund from the Sub-Advisor and the other factors considered.

As noted above, the Board considered each Fund’s performance during the six-month, twelve-month and thirty-six-month periods ended September 30, 2020 as compared to each Fund’s peer group and noted that the Board reviews on a quarterly basis detailed information about each Fund’s performance results, portfolio composition and investment strategies. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of each Sub-Advisor. The Board was mindful of the Advisor’s ongoing monitoring of each Sub-Advisor’s performance and the measures undertaken by the Advisor to address any underperformance.

Conclusion. In considering the renewal of the Sub-Advisory Agreement with respect to each applicable Fund, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to the various factors. The Board reached the following conclusions regarding each Sub-Advisory Agreement, among others: (a) the Sub-Advisor is qualified to manage each Fund’s assets in accordance with the Fund’s investment goals and policies; (b) the Sub-Advisor maintains an appropriate compliance program; (c) the overall performance of each Fund is satisfactory relative to the performance of funds with similar investment objectives and relevant indices; (d) each Fund’s sub-advisory fee is reasonable in light of the services received by the Fund from the Sub-Advisor and the other factors considered; and (e) the Sub-Advisor’s investment strategies are appropriate for pursuing the investment goals of each Fund. Based on its conclusions, the Board determined that approval of the Sub-Advisory Agreement with respect to each applicable Fund was in the best interests of the Fund and its shareholders.

Management of the Trust (Unaudited)

Listed below is required information regarding the Trustees and principal officers of the Trust. The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 1.800.543.0407 or by visiting the Touchstone website at TouchstoneInvestments.com.

Interested Trustee1:

Name Address Year of Birth	Position(s) Held with Trust	Term of Office And Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen in the Touchstone Fund Complex[2]	Other Directorships Held During the Past 5 Years[3]
Jill T. McGruder Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1955	Trustee	Until retirement at age 75 or until she resigns or is removed Trustee since 1999	President, Director and CEO of IFS Financial Services, Inc. (a holding company) since 1999; and Senior Vice President and Chief Marketing Officer of Western & Southern Financial Group, Inc. (a financial services company) since 2016.	37	Director, Integrity Life Insurance Co. and National Integrity Life Insurance Co. since 2005; Director, Touchstone Securities (the Distributor) since 1999; Director, Touchstone Advisors (the Advisor) since 1999; Director, W&S Brokerage Services, Inc. since 1999; Director, W&S Financial Group Distributors, Inc. since 1999; Director, Insurance Profillment Solutions LLC since 2014; Director, Columbus Life Insurance Co. since 2016; Director, The Lafayette Life Insurance Co. since 2016; Director, Gerber Life Insurance Company since 2019; Director, Western & Southern Agency, Inc. since 2018; and Director, LL Global, Inc. (not-for-profit trade organization with operating divisions LIMRA and LOMA) since 2016.
Independent Trustees:
Karen Carnahan c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1954	Trustee	Until retirement at age 75 or until she resigns or is removed Trustee since 2019	Retired; formerly Chief Operating Officer of Shred-it (a business services company) from 2014 to 2015; formerly President & Chief Operating Officer of the document management division of Cintas Corporation (a business services company) from 2008 to 2014.	37	Director, Cintas Corporation since 2019; Director, Boys & Girls Club of West Chester/Liberty since 2016; and Board of Advisors, Best Upon Request since 2020.
William C. Gale c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1952	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2013	Retired; formerly Senior Vice President and Chief Financial Officer of Cintas Corporation (a business services company) from 1995 to 2015.	37	None.
Susan J. Hickenlooper, CFA c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, OH 45202 Year of Birth: 1946	Trustee	Until retirement at age 75 or until she resigns or is removed Trustee since 2009	Retired from investment management.	37	Trustee, Episcopal Diocese of Southern Ohio from 2014 to 2018.
Kevin A. Robie c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, OH 45202 Year of Birth: 1956	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2013	Retired; formerly Vice President of Portfolio Management at Soin LLC (private multinational holding company and family office) from 2004 to 2020.	37	Director, SaverSystems, Inc. since 2015; Director, Buckeye EcoCare, Inc. from 2013 to 2018; Director, Turner Property Services Group, Inc. since 2017; Trustee, Dayton Region New Market Fund, LLC (private fund) since 2010; and Trustee, Entrepreneurs Center, Inc. (business incubator) since 2006.

Management of the Trust (Unaudited) (Continued)

Independent Trustees (Continued):

Name Address Year of Birth	Position Held with Trust	Term of Office And Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen in the Touchstone Fund Complex[2]	Other Directorships Held During the Past 5 Years[3]
William H. Zimmer III c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1953	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2019	Independent Treasury Consultant since 2014.	37	Director, Deaconess Associations, Inc. (healthcare) since 2001; Trustee, Huntington Funds (mutual funds) from 2006 to 2015; and Director, National Association of Corporate Treasurers from 2011 to 2015.

[1]	Ms. McGruder, as a director of the Advisor and the Distributor, and an officer of affiliates of the Advisor and the Distributor, is an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.

[2]	As of December 31, 2020, the Touchstone Fund Complex consists of 7 variable annuity series of the Trust, 12 series of Touchstone Funds Group Trust and 18 series of Touchstone Strategic Trust.

[3]	Each Trustee is also a Trustee of Touchstone Strategic Trust and Touchstone Funds Group Trust.

Principal Officers:

Name Address Year of Birth	Position(s) Held with Trust[1]	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
E. Blake Moore, Jr. Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1958	President	Until resignation, removal or disqualification President since January 2021	Chief Executive Officer of Touchstone Advisors, Inc. and Touchstone Securities Inc. (since 2020); President, Foresters Investment Management Company, Inc. (2018 to 2020); President, North American Asset Management at Foresters Financial (2018 to 2020); Managing Director, Head of Americas at UBS Asset Management (2015 to 2017); and Executive Vice President, Head of Distribution at Mackenzie Investments (2011 to 2014).
Timothy D. Paulin Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1963	Vice President	Until resignation, removal or disqualification Vice President since 2010	Senior Vice President of Investment Research and Product Management of Touchstone Advisors, Inc.
Timothy S. Stearns Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1963	Chief Compliance Officer	Until resignation, removal or disqualification Chief Compliance Officer since 2013	Chief Compliance Officer of Touchstone Advisors, Inc.
Terrie A. Wiedenheft Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1962	Controller and Treasurer	Until resignation, removal or disqualification Controller and Treasurer since 2006	Senior Vice President, Chief Financial Officer, and Chief Operations Officer of IFS Financial Services, Inc. (a holding company).
Meredyth A. Whitford-Schultz Western & Southern Financial Group 400 Broadway Cincinnati, Ohio 45202 Year of Birth: 1981	Secretary	Until resignation, removal or disqualification Secretary since 2018	Counsel - Securities/Mutual Funds of Western & Southern Financial Group (2015 to present); Associate at Morgan Lewis & Bockius LLP (law firm) (2014 to 2015); Associate at Bingham McCutchen LLP (law firm) (2008 to 2014).

[1]	Each officer also holds the same office with Touchstone Strategic Trust and Touchstone Funds Group Trust.

This page intentionally left blank.

This page intentionally left blank.

This page intentionally left blank.

PRIVACY PROTECTION POLICY

We Respect Your Privacy

Thank you for your decision to invest with us. Touchstone and its affiliates have always placed a high value on the trust and confidence our clients place in us. We believe that confidence must be earned and validated through time. In today’s world, when technology allows the sharing of information at light speeds, trust must be reinforced by our sincere pledge to take the steps necessary to ensure that the information you share with us is treated with respect and confidentiality.

Our Pledge to Our Clients

•	We collect only the information we need to service your account and administer our business.

•	We are committed to keeping your information confidential and we place strict limits and controls on the use and sharing of your information.

•	We make every effort to ensure the accuracy of your information.

We Collect the Following Nonpublic Personal Information About You:

•	Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and

•	Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payment history, parties to transactions, cost basis information, and other financial information.

Categories of Information We Disclose and Parties to Whom We Disclose

We do not disclose any nonpublic personal information about our current or former clients to nonaffiliated third parties, except as required or permitted by law.

We Place Strict Limits and Controls on the Use and Sharing of Your Information

•	We restrict access to nonpublic personal information about you to authorized employees who need the information to administer your business.

•	We maintain physical, electronic and procedural safeguards that comply with federal standards to protect this information.

•	We do not disclose any nonpublic personal information about our current or former clients to anyone, except as required or permitted by law or as described in this document.

•	We will not sell your personal information to anyone.

We May Provide Information to Service Your Account

Sometimes it is necessary to provide information about you to various companies such as transfer agents, custodians, broker-dealers and marketing service firms to facilitate the servicing of your account. These organizations have a legitimate business need to see some of your personal information in order for us to provide service to you. We may disclose to these various companies the information that we collect as described above. We require that these companies, including our own subsidiaries and affiliates, strictly maintain the confidentiality of this information and abide by all applicable laws. Companies within our corporate family that may receive this information are financial service providers and insurance companies. We do not permit these associated companies to sell the information for their own purposes, and we never sell our customer information.

This policy is applicable to the following affiliated companies: Touchstone Funds Group Trust, Touchstone Strategic Trust, Touchstone Variable Series Trust, Touchstone Institutional Funds Trust, Touchstone Securities, Inc.,* and W&S Brokerage Services, Inc.

* Touchstone Securities, Inc. serves as the underwriter to the Touchstone Funds.

A Member of Western & Southern Financial Group®

The Privacy Protection Policy is not part of the Annual Report.

TSF-1006-TVST-AR-2012

(b)	Not applicable.

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)	Not applicable.

(f)	A copy of the code of ethics is attached hereto as Exhibit 13(a)(1).

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. Ms. Karen Carnahan is the registrant’s audit committee financial expert and is an independent trustee within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”).

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	Audit fees for Touchstone Variable Series Trust totaled $124,900 and $125,800 for the fiscal years ending December 31, 2020 and December 31, 2019, respectively, including fees associated with the annual audits and filings of Form N-1A and Form N-CEN.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 and $10,000 for the fiscal years ended December 31, 2020 and December 31, 2019, respectively. The fees for 2019 are associated with filings of Form N-14.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $29,910 and $34,180 for the fiscal years ended December 31, 2020 and December 31, 2019, respectively. The fees relate to the preparation of federal income and excise tax returns and review of capital gains distribution calculations.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $2,986 and $5,584 for the fiscal years ended December 31, 2020 and December 31, 2019, respectively. The fees relate to the PFIC analyzer and Global Withholding Tax Reporter subscriptions.

(e)(1)	Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Audit Committee’s pre-approval policies describe the types of audit, audit-related, tax and other services that have the general pre-approval of the Audit Committee. The pre-approval policies provide that annual audit service fees, tax services not specifically granted pre-approval, services exceeding pre-approved cost levels and other services that have not received general pre-approval will be subject to specific pre-approval by the Audit Committee. The pre-approval policies further provide that the Committee may grant general pre-approval to other audit services (statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings), audit-related services (accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services,” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities, agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters and assistance with internal control reporting requirements under Form N-CSR), tax services that have historically been provided by the auditor that the Committee believes would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence and permissible non-audit services classified as “all other services” that are routine and recurring services.

(e)(2)	All of the services described in paragraphs (b) through (d) of Item 4 were approved by the Audit Committee.

(f)	The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g)	The aggregate non-audit fees for Touchstone Variable Series Trust and certain entities*, totaled approximately $766,767 and $731,002 for the fiscal years ended December 31, 2020 and December 31, 2019, respectively.

* These include the advisors (excluding non-affiliated sub-advisors) and any entity controlling, controlled by or under common control with the advisors that provides ongoing services to the registrant (Funds).

(h)	The registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, and any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Touchstone Variable Serires Trust

By (Signature and Title)*	/s/ E. Blake Moore, Jr.
E. Blake Moore, Jr., President
(principal executive officer)

Date	March 3, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ E. Blake Moore, Jr.
E. Blake Moore, Jr., President
(principal executive officer)

Date	March 3, 2021

By (Signature and Title)*	/s/ Terrie A. Wiedenheft
Terrie A. Wiedenheft, Controller and Treasurer
(principal financial officer)

Date	March 3, 2021

* Print the name and title of each signing officer under his or her signature.